[Book One}


                               BENHAM CALIFORNIA
                                  TAX-FREE AND
                                MUNICIPAL FUNDS

                                ================

                        Annual Report  o  August 31, 1996


                            [photo of the California
                                  State flag]


                           Tax-Free Money Market Fund
                          Municipal Money Market Fund
                           Municipal High-Yield Fund
                             Tax-Free Insured Fund


                         TWENTIETH CENTURY MUTUAL FUNDS
                              AND THE BENHAM GROUP



                                  [front cover]



                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MUNICIPAL MARKET SUMMARY.............................  2

   CALIFORNIA ECONOMIC &
   CREDIT ANALYSIS......................................  3

   TAX-FREE MONEY MARKET FUND
   Performance Information..............................  4
   Portfolio Information................................  5
   Management Discussion & Performance Comparison.......  6
   Financial Highlights..................................30
   Financial Statements and Notes........................34
   Schedule of Investments...............................43

   MUNICIPAL MONEY MARKET FUND
   Performance Information..............................  8
   Portfolio Information................................  9
   Management Discussion & Performance Comparison........10
   Financial Highlights..................................31
   Financial Statements and Notes........................34
   Schedule of Investments...............................50

   MUNICIPAL HIGH-YIELD FUND
   Performance Information...............................12
   Performance Comparison & Breakdown....................13
   Portfolio Information.................................14
   Management Discussion.................................15
   Financial Highlights..................................32
   Financial Statements and Notes........................34
   Schedule of Investments...............................55

   TAX-FREE INSURED FUND
   Performance Information...............................17
   Performance Comparison & Breakdown....................18
   Portfolio Information.................................19
   Management Discussion.................................20
   Financial Highlights..................................33
   Financial Statements and Notes........................34
   Schedule of Investments...............................60

   INVESTMENT FUNDAMENTALS...............................22



                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM     [photo of James
                             Chairman, Benham Funds     M. Benham]


After a slow start in January, the U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown in the second half of the year. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to a more robust 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the accompanying graph).

[bar graph on left side of page - graph data described below]

Stronger-than-expected corporate earnings provided fuel for increased corporate expansion and job growth. Nearly two million new jobs were created in the first eight months of the year, sending the national unemployment rate to a six-year low of 5.1%. Healthy employment numbers and a strong performance by U.S. stocks in general led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance for the period.

But the expected surge in inflation failed to materialize. For the first eight months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, as compared to a 2.8% rate for the first eight months of 1995. (The 2.5% inflation rate for all of 1995 was the lowest annual rate since 1986.) Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

Nevertheless, some market participants believe that the Fed will raise interest rates before the end of the year. Signs of wage inflation have surfaced--in June, the Labor Department reported the largest average hourly earnings increase in more than 30 years. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is at a six-year high, indicating that the U.S. consumer may still have some spending power. Whatever the Fed's plans, however, it is unlikely that we will see a Fed move in interest rates until the November elections are safely past.

[graph data]

Quarterly Economic Growth (GDP)
vs. Inflation (Consumer Price Index)
July 1994 - August 1996

                  GDP               CPI
Jan-94                              2.52
Feb-94                              2.51
Mar-94            2.50              2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88

Source: Bloomberg Financial Markets

                                       1

                                 MARKET SUMMARY
                              MUNICIPAL SECURITIES

      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 22-28).

Although 1995 saw the strongest U.S. bond returns in a decade, the first quarter of 1996 marked a major shift in bond market expectations. A surprising economic recovery led by unexpectedly strong employment growth (discussed on page 1) caused investors to fear that inflation--the great eroder of bond returns--would rear its ugly head. As a result, the bond market sold off and the yield curve* rose dramatically from February to April. Since then, the yield on the 30-year municipal bond has ranged from 5.45% to 6.00%.

Municipal bond (muni) prices followed the downward trend of the broader bond market as yields rose (see the accompanying graph). Though the bear market mentality that prevailed caused muni bond prices to fall, Treasury securities (Treasuries) fell farther. As a result, munis significantly outperformed Treasuries during the first eight months of the year. Some of this outperformance can be attributed to dissipating flat-tax fears, which had a negative effect on munis in 1995 and caused them to be inexpensively priced compared to Treasuries. Munis' strong showing was more surprising given that Jack Kemp, a strong advocate of the flat-tax initiative, was added to the Republican presidential ticket as Bob Dole's running mate. Nonetheless, flat-tax fears seem to have largely evaporated, emphasizing the market's belief that President Clinton will remain in office.

[line graph on left side of page - graph data described below]

Other factors also supported muni prices during the period. Though muni issuance this year is slightly ahead of the pace seen in 1995, new supply--especially in the shorter-maturity sector--remains at historically low levels. Low levels of supply, combined with an upsurge of demand, helped support muni prices during the period. Muni issuance is expected to remain sluggish in the near term, which should help limit market gyrations. However, the economic environment remains uncertain--further signs of economic strength could fuel inflation concerns, while faltering economic growth would likely benefit all fixed-income securities.

[graph data]

The Shifting Municipal Yield Curve

Years             8/30/96           2/29/96
"1"               3.87%             3.35%
"2"               4.12              3.65
"3"               4.32              3.85
                  4.47              3.97
"5"               4.57              4.09
                  4.67              4.2
"7"               4.77              4.309
                  4.87              4.409
                  4.97              4.509
"10"              5.07              4.609
                  5.152             4.707
                  5.234             4.805
                  5.316             4.903
                  5.398             5.001
"15"              5.48              5.099
                  5.514             5.137
                  5.548             5.175
                  5.582             5.213
                  5.616             5.251
"20"              5.65              5.289
                  5.658             5.299
                  5.666             5.309
                  5.674             5.319
                  5.682             5.329
"25"              5.69              5.339
                  5.694             5.345
                  5.698             5.351
                  5.702             5.357
                  5.706             5.363
"30"              5.71              5.369

Source: Bloomberg Financial Markets

                                       2


                           CALIFORNIA CREDIT ANALYSIS
                        STATE ECONOMIC AND CREDIT REVIEW

by Steven Permut, Manager of Municipal Credit Analysis, and the Benham Municipal
        Credit Analysis Team: Joe Crowley, Scott Lord and Bill McClintock

California's economic recovery has been the driving force behind an improvement in the state's credit quality. As we anticipated in our last report, the state's credit rating was upgraded by two rating agencies. This improvement in credit quality resulted in higher net asset values and higher total returns for Benham California bond fund shareholders.

The state's economic turnaround, which began in the fourth quarter of 1993, continued through the six months ended August 31, 1996. With employment growth exceeding the national average, California's unemployment rate fell to 7.1% in June from a 1993 recessionary high of more than 9%. California's economy has more than replaced the jobs lost during the recession (see the accompanying graph), with significant growth in the technology, tourism and entertainment sectors.

[mountain graph on left side of page - graph data described below]

Underscoring the state's economic turnaround has been the strong growth in sales tax revenues. We've also witnessed statewide improvement in the real estate sector. The San Francisco Bay Area has seen property values rise appreciably, while the southern California real estate market has bottomed out and begun to exhibit positive characteristics. Real estate prices in many regions have surpassed their 1989 highs, indicating the regional vitality of California's real estate market. Despite these generally positive trends, California and its municipalities face fiscal challenges from welfare reform, funding for education infrastructure and rising criminal justice expenditures.

Regionally, the San Francisco Bay Area continues to show impressive growth. The state's Central Valley is stable and enjoying moderate growth. Southern California in general and the Los Angeles basin in particular have exhibited the first real signs of an economic turnaround, indicating that the effects of cutbacks in defense spending and military base closures have largely run their course. Though local governments such as cities and school districts have generally benefited from the state's economic strength, individual disparities point to a continued need for thorough case-by-case credit analysis.

[graph data]

California Employment
(non-farm, seasonally adjusted,
6-mo. moving average, in thousands)

1/31/91           12505.6
2/28/91           12487.2
3/31/91           12466.7
4/30/91           12445.7
5/31/91           12423.3
6/30/91           12398.5
7/31/91           12383.1
8/31/91           12371.7
9/30/91           12361.5
10/31/91          12349.8
11/30/91          12335.1
12/31/91          12318.5
1/31/92           12293.3
2/29/92           12262.8
3/31/92           12241.9
4/30/92           12223.2
5/31/92           12207.3
6/30/92           12192.3
7/31/92           12187.5
8/31/92           12181.4
9/30/92           12163.9
10/31/92          12146.9
11/30/92          12130.8
12/31/92          12113.9
1/31/93           12099.5
2/28/93           12088.3
3/31/93           12078
4/30/93           12063.6
5/31/93           12051.5
6/30/93           12046
7/31/93           12039.6
8/31/93           12037.3
9/30/93           12037.9
10/31/93          12039.3
11/30/93          12039.2
12/31/93          12044.1
1/31/94           12042.7
2/28/94           12047.8
3/31/94           12060.7
4/30/94           12075.4
5/31/94           12093.9
6/30/94           12108.5
7/31/94           12126.2
8/31/94           12142
9/30/94           12156.5
10/31/94          12170.5
11/30/94          12187.1
12/31/94          12208.9
1/31/95           12225.9
2/28/95           12252
3/31/95           12275
4/30/95           12303.1
5/31/95           12331.3
6/30/95           12355.1
7/31/95           12388.6
8/31/95           12414.9
9/30/95           12445.4
10/31/95          12472.2
11/30/95          12497.2
12/31/95          12521.2
1/31/96           12545.1
2/96              12620.2
3/96              12657.4
4/96              12671.1
5/96              12722.7
6/96              12755.2
Source: U.S. Department of Labor,
Bureau of Labor Statistics

                                       3


                           TAX-FREE MONEY MARKET FUND
                                 CURRENT YIELD*
                              As of August 31, 1996


    7-Day      7-Day                  7-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
   Current   Effective      34.70%       37.42%        41.95%       42.40%
    Yield      Yield      Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

    2.85%      2.89%         4.36%        4.55%         4.91%        4.95%


The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

The 7-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 7-Day Current Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*

                        For Periods Ended August 31, 1996

       Net Asset Value                 Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

            $1.00               3.12%        2.84%       2.73%       3.71%

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 30.

The Fund commenced operations on November 9, 1983.

* Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                                       4


                           TAX-FREE MONEY MARKET FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96
         PORTFOLIO VALUE:           $422,621,155        $427,320,472
         Number of Issues:          91                  100
         Average Maturity:          39 days             33 days

For definitions of these terms, see page 23.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                                  [pie charts]
                      8/31/96                       2/29/96

                      SP1  23%                      SP1  33%
                      SP1+ 77%                      SP1+ 66%
                                                    D     1%


"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities. Some of the Fund's securities do not carry SP1+ or SP1 ratings, but they have received equivalent ratings from Moody's or other rating services. For display purposes, we have converted the equivalent ratings to SP1+ or SP1. Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 25. For more information on the securities rated "D," see page 7.


                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

          8/31/96                               2/29/96
          VRDNs: 76%                            VRDNs: 76%
          Municipal Notes: 9%                   Municipal Notes: 13%
          Bonds less than 1 year: 7%            Put Bonds: 5%
          Commercial Paper: 4%                  Bonds less than 1 year: 4%
          Put Bonds: 4%                         Commercial Paper: 2%

For definitions of these security types, see page 22.


                        PORTFOLIO COMPOSITION BY MATURITY
                                  [pie charts]

                   8/31/96                       2/29/96
                   0-7 Days: 78%                 0-7 Days: 76%
                   8-90 Days: 7%                 8-90 Days: 9%
                   91-180 Days: 3%               91-180 Days: 10%
                   181-397 Days: 12%             181-397 Days: 5%

The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

                                       5


                           TAX-FREE MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                      with Todd Pardula, Portfolio Manager

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 22-28).

Q:       How did the Fund perform?

A: The Fund continued to perform very well. For the fiscal year ended August 31, 1996, the Fund's total return was 3.12%, which exceeded the 2.99% average total return for the 53 funds in Lipper's "California Tax-Exempt Money Market Funds" category over the same period. (See the Lipper Performance Comparison below for the Fund's one-year, three-year, five-year and ten-year returns relative to its peers.)

Q:       How was the Fund positioned over the past six months?

A: The Fund's average maturity was shorter than neutral for the entire period. (The Fund's neutral maturity is 45 days.) After being only slightly short of neutral early in the period, the gap between the Fund and other California money market funds began widening in June as the majority of the Fund's peers took advantage of the heaviest note issuance period of the year. We were only minor participants in June because yields usually become more attractive later in the period when market demand wanes. As a result, we allowed the Fund's average maturity to drift down to about 25 days in early July.

         When yields became more attractive in late July and early August, we extended the Fund's average maturity by purchasing several blocks of attractively priced state tax and revenue anticipation notes* (TRANs). Although the Fund's average maturity increased to about 40 days as a result of these purchases, it was still shorter than neutral.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on AVERAGE ANNUAL TOTAL RETURNS for the periods ended 8/31/96 for the funds in Lipper's "California Tax-Exempt Money Market Funds" category.
                          1 Year        3 Years       5 Years       10 Years

The Fund:                 3.12%         2.84%         2.73%         3.71%
Category Average:         2.99%         2.77%         2.70%         3.78%
The Fund`s Ranking:       17 out of 53  15 out of 46  14 out of 41  7 out of 7

Total returns are based on historical performance and do not guarantee future results.

                                       6


                           TAX-FREE MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       Did the Fund's Orange County securities pay off on their maturity date?

A: Yes. About 1% of the Fund's assets were in Orange County TRANs that paid off at full value in June. Despite the fact that the bonds were rated "D" (for default) by several rating agencies, our credit research staff correctly felt that the bonds would pay off at full value.

Q: Speaking of credit research, Twentieth Century/Benham recently implemented rigid credit guidelines. What changes have been made?

A: Our California tax-exempt money market funds operate under strict credit criteria that limit the funds' exposure and maximum maturity to any single issuer. The Fund has also benefited from the recent expansion of our credit research staff and improved analytical tools.

Q:       How has the strong growth of the California economy affected the Fund?

A: The state's economic turnaround has influenced the type of securities the Fund holds. We are now more comfortable buying certain TRANs, as well as the state's own notes, which this year came unenhanced (i.e., not backed by a letter of credit from a bank or insurance company). Even though California's fiscal position has greatly improved, the state has pushed many of its problems down to the county level; therefore, we will only selectively buy county debt. With a questionable credit outlook for most counties, our supply of creditworthy TRANs is limited--another factor that worked to hold down the Fund's average maturity during the period. (See the State Economic and Credit Review on page 3 for an overview of California's ongoing recovery.)

Q:       How will you position the Fund going forward?

A: Looking forward, we will likely extend the Fund's average maturity to a more neutral position due to uncertainty regarding the direction of interest rates. Currently, the economy is experiencing the unusual combination of strong employment growth and low inflation. Until we know which of these is going to prevail, we will try to stay neutral.

                                       7


                           MUNICIPAL MONEY MARKET FUND
                                 CURRENT YIELD*
                              As of August 31, 1996


    7-Day      7-Day                  7-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
   Current   Effective      34.70%       37.42%        41.95%       42.40%
    Yield      Yield      Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

    2.96%      3.01%         4.53%        4.73%         5.10%        5.14%


The 7-Day Current Yield is calculated based on the income generated by an investment in the Fund over a seven-day period and is expressed as an annual percentage rate. The 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the Fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the Fund's investments is reinvested and generating additional income.

The 7-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 7-Day Current Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1996

       Net Asset Value                 Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

            $1.00               3.23%        2.91%       2.92%       3.12%

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 31.

The Fund commenced operations on December 31, 1990.

* Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's yields and total returns will vary. The U.S. government neither insures nor guarantees investments in the Fund. The Fund is managed to maintain a stable $1.00 share price, but, as with all money market funds, there is no assurance that the Fund will be able to do so.

                                       8


                           MUNICIPAL MONEY MARKET FUND

                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96

         Portfolio Value:           $192,430,207        $194,154,025
         Number of Issues:          61                  72
         Average Maturity:          42 days             32 days

For definitions of these terms, see page 23.

                     PORTFOLIO COMPOSITION BY CREDIT RATING
                                  [pie charts]

                    8/31/96                       2/29/96
                    SP1      19%                  D        1%
                    SP1+     81%                  SP2      1%
                                                  SP1      34%
                                                  SP1+     64%

"SP1+" and "SP1" are Standard & Poor's highest credit ratings for short-term municipal securities. Some of the Fund's securities do not carry SP1+ or SP1 ratings, but they have received equivalent ratings from Moody's or other rating services. For display purposes, we have converted the equivalent ratings to SP1+ or SP1. Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 25. For more information about the securities rated "D," see page 10.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE


          8/31/96                       2/29/96
          VRDNs: 76%                    VRDNs: 75%
          Put Bonds: 13%                Municipal Notes: 15%
          Municipal Notes: 7%           Commercial Paper: 4%
          Bonds less than 1 Year: 3%    Bonds less than 1 Year: 3%
          Commercial Paper: 1%          Put Bonds: 3%

For definitions of these security types, see page 22.


                        PORTFOLIO COMPOSITION BY MATURITY

                    8/31/96                       2/29/96
                    0-7 Days: 80%                 0-7 Days: 75%
                    8-90 Days: 6%                 8-90 Days: 10%
                    91-180 Days: 2%               91-180 Days: 12%
                    181-397 Days: 12%             181-397 Days: 3%

The Fund generally maintains an average maturity between 30 and 60 days, with 45 days considered a "neutral" position.

                                       9


                           MUNICIPAL MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                      with Todd Pardula, Portfolio Manager

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 22-28).

Q:       How did the Fund perform?

A: The Fund continued to perform very well. For the fiscal year ended August 31, 1996, the Fund's total return was 3.23%, which exceeded the 2.99% average total return for the 53 funds in Lipper's "California Tax-Exempt Money Market Funds" category over the same period. (See the Lipper Performance Comparison on the following page for the Fund's one-year, three-year, five-year and life-of-fund returns relative to its peers.)

Q:       How was the Fund positioned over the past six months?

A: The Fund's average maturity was shorter than neutral for the entire period. (The Fund's neutral maturity is 45 days.) After being only slightly short of neutral early in the period, the gap between the Fund and other California money market funds began widening in June as the majority of the Fund's peers took advantage of the heaviest note issuance period of the year. We were only minor participants in June because yields usually become more attractive later in the period when market demand wanes. As a result, we allowed the Fund's average maturity to drift down to about 25 days in early July.

         When yields became more attractive in late July and early August, we extended the Fund's average maturity by purchasing several blocks of attractively priced state tax and revenue anticipation notes* (TRANs). Although the Fund's average maturity increased to about 40 days as a result of these purchases, it was still shorter than neutral.

         Another factor that limited the Fund's average maturity was a shortage of one-year AMT paper.* With only a limited supply of AMT securities with maturities of 6-13 months in the market, we overweighted the Fund in variable rate demand notes* (VRDNs).

Q:       Did the Fund's Orange County securities pay off on their maturity date?

A: Yes. About 1.5% of the Fund's assets were in Orange County TRANs that paid off at full value in June. Despite the fact that the bonds were rated "D" (for default) by several rating agencies, our credit research staff correctly felt that the bonds would pay off at full value.

                                       10


                           MUNICIPAL MONEY MARKET FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: Speaking of credit research, Twentieth Century/Benham recently implemented rigid credit guidelines. What changes have been made?

A: Our California tax-exempt money market funds operate under strict credit criteria that limit the funds' exposure and maximum maturity to any single issuer. The Fund has also benefited from the recent expansion of our credit research staff and improved analytical tools.

Q:       How has the strong growth of the California economy affected the Fund?

A: The state's economic turnaround has influenced the type of securities the Fund holds. We are now more comfortable buying certain TRANs, as well as the state's own notes, which this year came unenhanced (i.e., not backed by a letter of credit from a bank or insurance company). Even though California's fiscal position has greatly improved, the state has pushed many of its problems down to the county level; therefore, we will only selectively buy county debt. With a questionable credit outlook for most counties, our supply of creditworthy TRANs is limited--another factor that worked to hold down the Fund's average maturity during the period. (See the State Economic and Credit Review on page 3 for an overview of California's ongoing recovery.)

Q:       How will you position the Fund going forward?

A: Looking forward, we will likely extend the Fund's average maturity to a more neutral position due to uncertainty regarding the direction of interest rates. Currently, the economy is experiencing the unusual combination of strong employment growth and low inflation. Until we know which of these is going to prevail, we will try to stay neutral.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on AVERAGE ANNUAL TOTAL RETURNS for the periods ended 8/31/96 for the funds in Lipper's "California Tax-Exempt Money Market Funds" category.

                      1 Year        3 Years       5 Years      Life of Fund
The Fund:             3.23%         2.91%         2.92%        3.12%
Category Average:     2.99%         2.77%         2.70%        2.83%
The Fund`s Ranking:   11 out of 53  10 out of 46  6 out of 41  7 out of 37

Total returns are based on historical performance and do not guarantee future results.

                                       11


                                 HIGH-YIELD FUND
                                 CURRENT YIELD*
                              As of August 31, 1996

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          5.63%              8.62%        9.00%         9.70%        9.77%

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

The 30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*

                        For Periods Ended August 31, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

         $9.04-$9.54            8.02%        5.28%       7.66%       6.30%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 32.

The Fund commenced operations on December 30, 1986.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                       12


                                 HIGH-YIELD FUND
                           SEC PERFORMANCE COMPARISON
    Comparative Performance of $10,000 Invested on 12/31/86 in the Fund and in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[line graph]
                  Index             Fund
12/31/86          10000             10000
1/31/87           10336             10171
2/28/87           10365             10228
3/31/87           10212             10259
4/30/87           9639              9010
5/31/87           9533              8821
6/30/87           9229              9060
7/31/87           9315              9117
8/31/87           9356              9134
9/30/87           8974              8658
10/31/87          8973              8474
11/30/87          9260              8724
12/31/87          9381              8891
1/31/88           9755              9206
2/29/88           9870              9319
3/31/88           9729              9217
4/30/88           9806              9282
5/31/88           9816              9322
6/30/88           10007             9436
7/31/88           10074             9506
8/31/88           10114             9607
9/30/88           10343             9758
10/31/88          10579             9903
11/30/88          10465             9898
12/31/88          10647             9998
1/31/89           10898             10159
2/28/89           10745             10181
3/31/89           10754             10178
4/30/89           11069             10309
5/31/89           11326             10512
6/30/89           11498             10625
7/31/89           11650             10740
8/31/89           11473             10650
9/30/89           11438             10663
10/31/89          11589             10746
11/30/89          11835             10924
12/31/89          11923             10963
1/31/90           11802             10924
2/28/90           11935             11075
3/31/90           11948             11078
4/30/90           11802             10939
5/31/90           12135             11251
6/30/90           12254             11365
7/31/90           12471             11576
8/31/90           12174             11264
9/30/90           12155             11219
10/31/90          12412             11329
11/30/90          12727             11527
12/31/90          12783             11582
1/31/91           12954             11772
2/28/91           13045             11819
3/31/91           13077             11852
4/30/91           13279             12049
5/31/91           13435             12186
6/30/91           13410             12179
7/31/91           13617             12350
8/31/91           13813             12474
9/30/91           14013             12644
10/31/91          14160             12745
11/30/91          14177             12742
12/31/91          14515             12847
1/31/92           14506             12833
2/29/92           14529             12942
3/31/92           14566             13030
4/30/92           14705             13128
5/31/92           14920             13284
6/30/92           15208             13490
7/31/92           15766             13903
8/31/92           15554             13736
9/30/92           15623             13820
10/31/92          15362             13544
11/30/92          15795             13875
12/31/92          16000             14025
1/31/93           16151             14125
2/28/93           16902             14593
3/31/93           16698             14504
4/30/93           16927             14704
5/31/93           17067             14851
6/30/93           17388             15119
7/30/93           17405             15129
8/31/93           17851             15467
9/30/93           18083             15670
10/31/93          18117             15759
11/30/93          17898             15630
12/31/93          18360             15874
1/31/94           18576             16084
2/28/94           17961             15773
3/31/94           16889             15153
4/29/94           17019             15096
5/31/94           17218             15297
6/30/94           17012             15271
7/29/94           17449             15584
8/31/94           17485             15602
9/30/94           17080             15422
10/31/94          16555             15191
11/30/94          16118             14803
12/30/94          16691             15023
1/31/95           17425             15444
2/28/95           18134             15821
3/31/95           18352             16102
4/28/95           18343             16107
5/31/95           19124             16592
6/30/95           18772             16423
7/31/95           18868             16490
8/31/95           19134             16708
9/30/95           19283             16826
10/31/95          19750             17083
11/30/95          20259             17464
12/31/95          20575             17771
1/31/96           20664             17789
2/29/96           20412             17721
3/31/96           20038             17502
4/30/96           19958             17461
5/31/96           19968             17551
6/30/96           20275             17823
7/31/96           20476             17996
8/31/96           20450             18044

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Lehman Brothers, Inc. Long-Term Municipal Bond Index, over the life of the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on AVERAGE ANNUAL TOTAL RETURNS for the periods ended 8/31/96 for the funds in Lipper's "California Municipal Debt Funds" category.

                       1 Year        3 Years      5 Years       Life of Fund+
The Fund:              8.02%         5.28%        7.66%         6.30%
Category Average:      5.67%         3.82%        6.86%         6.73%
The Fund`s Ranking:    1 out of 96   4 out of 62  3 out of 47   24 out of 30

+ from December 31, 1986, to August 31, 1996

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN

                      For the Period Ended August 31, 1996

                                % From Realized
         % From               and Unrealized Gains           One-Year
         Income         +        on Investments      =     Total Return

          6.23%         +            1.79%           =         8.02%


                                       13


                                 HIGH-YIELD FUND

                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96

         Market Value:              $142,114,909        $124,390,827
         Number of Issues:          90                  81
         Average Coupon:            6.37%               6.57%
         Average Maturity:          20.68 years         21.67 years
         Average Duration:          7.50 years          7.00 years

For definitions of these terms, see page 23.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                                  [pie charts]
                    8/31/96                       2/29/96
                    Unrated: 32%                  Unrated: 29%
                    BBB: 16%                      BBB: 24%
                    A: 27%                        A: 30%
                    AA: 2%                        AA: 3%
                    AAA: 23%                      AAA: 14%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 25.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                                  [pie charts]
               8/31/96                         2/29/96
               Tax Allocation: 17%             Tax Allocation: 20%
               COPs: 13%                       COPs: 18%
               Electric: 12%                   Electric: 12%
               Mello-Roos: 12%                 Mello-Roos: 12%
               Hospital: 9%                    Hospital: 6%
               1915 Act: 8%                    1915 Act: 5%
               Other: 29%                      Other: 27%

For definitions of these security types, see page 22.


                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]
               8/31/96                         2/29/96
               less than 1 Year: 2%            1-5 Years: 3%
               1-5 Years: 3%                   10-20 Years: 35%
               5-10 Years: 2%                  20-30 Years: 61%
               10-20 Years: 33%                greater than 30 Years: 1%
               20-30 Years: 58%
               greater than 30 Years: 2%

The Fund invests primarily in intermediate- and long-term California municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

                                       14


                                 HIGH-YIELD FUND
                              MANAGEMENT DISCUSSION
                with Steven Permut, Senior Portfolio Manager and
                      Manager of Municipal Credit Analysis

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 22-28).

Q:       How did the Fund perform?

A: The Fund performed very well, ranking #1 out of the 96 funds in Lipper's "California Municipal Debt Funds" category. For the fiscal year ended August 31, 1996, the Fund's total return was 8.02%, compared to the 5.67% average total return of its peers over the same period.

         The Fund's longer-term performance has also been strong. For example, the Fund's three-year average annual return of 5.28% exceeds the 3.82% three-year average annual return of its peer group. (See the Lipper Performance Comparison on page 13 for the Fund's one-year, three-year, five-year and life-of-fund returns relative to its peers.)

Q: The Fund tends to invest in lower-quality bonds in order to generate a high level of tax-exempt income. Has the Fund been meeting this objective?

A: Yes, the Fund continues to provide shareholders with a substantial amount of tax-free income. During the fiscal year, the Fund produced 6.23% in tax-free income. In addition, as of August 31, 1996, the Fund's 30-day SEC yield was 5.63%, compared to the 4.72% average yield of its peer group.+

Q:       To what do you attribute the Fund's strong performance?

A: A number of factors combined to produce the Fund's strong performance during the period. First, the Fund benefited from the impressive security selection process we have employed over the life of the Fund. In the past six months, a number of the Fund's portfolio holdings received ratings upgrades, and several others were prerefunded. Consequently, the market value of these securities increased, boosting the Fund's returns. Second, the Fund's neutral duration helped its returns because the past year was a period of high interest rate volatility. By remaining neutral, the Fund limited its vulnerability to interest rate fluctuations. Third, the Fund's strong performance can also be attributed to the compression of credit quality spreads (the difference in the value of two securities) between nonrated bonds and bonds rated AAA. The Fund, which holds a relatively high position in lower-rated securities, greatly benefited from this trend.

+ Although the Fund's yield may be significantly higher than the yields of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based upon the greater credit risk of the securities in the Fund's portfolio.

                                       15


                                 HIGH-YIELD FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: Can you elaborate on the security selection process that resulted in such strong performance by the Fund?

A: We use a bottom-up, value-oriented approach to security selection. Our team of municipal credit analysts examines securities we feel to be undervalued by virtue of their credit rating or market valuation. As a result of our thorough research process, we are able to purchase securities that we feel are undervalued, but will likely appreciate in value because of rating upgrades and improvements in credit quality.

Q: One-third of the Fund's assets are in nonrated securities. Why such a high percentage?

A: Our heavy weighting in nonrated bonds fits our value-oriented, high-yield investment approach. During the last six months of the fiscal year, we were able to purchase a number of nonrated securities that fit our credit criteria. We feel these securities have improving credit outlooks and will represent good value in the future. We expect the continued improvement of the state's economy to help the performance of nonrated California bonds.

Q:       How will you position the Fund going forward?

A: We expect to keep the Fund's duration neutral relative to its peer group, pursuing the same neutral strategy we used successfully over the past six months. We will look to increase our holdings of nonrated bonds when we find issues that meet our credit criteria and represent good value. We will also likely maintain or increase our holdings of highly liquid, insured bonds rated AAA. We believe this overall strategy should result in high levels of tax-free income to our shareholders.

                                       16


                                  INSURED FUND
                                 CURRENT YIELD*
                              As of August 31, 1996

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          4.88%              7.47%        7.80%         8.41%        8.47%

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

The 30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*
                        For Periods Ended August 31, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 YEAR       3 YEARS     5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------

        $9.74-$10.53            6.60%        4.25%       7.55%       6.63%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 33.

The Fund commenced operations on December 30, 1986.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                       17


                                  INSURED FUND

                           SEC PERFORMANCE COMPARISON

     Comparative Performance of $10,000 Invested on 12/31/86 in the Fund and in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[line graph]
                  Index             Fund
12/31/86          10000             10000
1/31/87           10336             10375
2/28/87           10365             10407
3/31/87           10212             10316
4/30/87           9639              9245
5/31/87           9533              9125
6/30/87           9229              9377
7/31/87           9315              9424
8/31/87           9356              9492
9/30/87           8974              8807
10/31/87          8973              8905
11/30/87          9260              9217
12/31/87          9381              9404
1/31/88           9755              9781
2/29/88           9870              9906
3/31/88           9729              9619
4/30/88           9806              9695
5/31/88           9816              9647
6/30/88           10007             9860
7/31/88           10074             9883
8/31/88           10114             9927
9/30/88           10343             10129
10/31/88          10579             10347
11/30/88          10465             10222
12/31/88          10647             10360
1/31/89           10898             10616
2/28/89           10745             10508
3/31/89           10754             10499
4/30/89           11069             10764
5/31/89           11326             11018
6/30/89           11498             11171
7/31/89           11650             11350
8/31/89           11473             11122
9/30/89           11438             11045
10/31/89          11589             11147
11/30/89          11835             11372
12/31/89          11923             11429
1/31/90           11802             11247
2/28/90           11935             11426
3/31/90           11948             11412
4/30/90           11802             11178
5/31/90           12135             11579
6/30/90           12254             11676
7/31/90           12471             11919
8/31/90           12174             11563
9/30/90           12155             11519
10/31/90          12412             11831
11/30/90          12727             12151
12/31/90          12783             12201
1/31/91           12954             12344
2/28/91           13045             12387
3/31/91           13077             12352
4/30/91           13279             12526
5/31/91           13435             12644
6/30/91           13410             12595
7/31/91           13617             12761
8/31/91           13813             12936
9/30/91           14013             13140
10/31/91          14160             13290
11/30/91          14177             13229
12/31/91          14515             13576
1/31/92           14506             13519
2/29/92           14529             13552
3/31/92           14566             13539
4/30/92           14705             13662
5/31/92           14920             13853
6/30/92           15208             14152
7/31/92           15766             14695
8/31/92           15554             14446
9/30/92           15623             14483
10/31/92          15362             14158
11/30/92          15795             14666
12/31/92          16000             14823
1/31/93           16151             15008
2/28/93           16902             15745
3/31/93           16698             15474
4/30/93           16927             15648
5/31/93           17067             15727
6/30/93           17388             16015
7/30/93           17405             15960
8/31/93           17851             16431
9/30/93           18083             16654
10/31/93          18117             16626
11/30/93          17898             16449
12/31/93          18360             16818
1/31/94           18576             17034
2/28/94           17961             16531
3/31/94           16889             15694
4/29/94           17019             15778
5/31/94           17218             15887
6/30/94           17012             15810
7/29/94           17449             16144
8/31/94           17485             16155
9/30/94           17080             15910
10/31/94          16555             15600
11/30/94          16118             15337
12/30/94          16691             15716
1/31/95           17425             16204
2/28/95           18134             16703
3/31/95           18352             16816
4/28/95           18343             16835
5/31/95           19124             17455
6/30/95           18772             17145
7/31/95           18868             17259
8/31/95           19134             17463
9/30/95           19283             17626
10/31/95          19750             17995
11/30/95          20259             18431
12/31/95          20575             18706
1/31/96           20664             18776
2/29/96           20412             18635
3/31/96           20038             18185
4/30/96           19958             18069
5/31/96           19968             18095
6/30/96           20275             18316
7/31/96           20476             18569
8/31/96           20450             18612

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Lehman Brothers, Inc. Long-Term Municipal Bond Index, over the life of the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on AVERAGE ANNUAL TOTAL RETURNS for the periods ended 8/31/96 for the funds in Lipper's "California Insured Municipal Debt Funds" category.

                          1 Year       3 Years      5 Years     Life of Fund+
The Fund:                 6.60%        4.25%        7.55%       6.63%
Category Average :        5.82%        3.51%        7.26%       6.76%
The Fund`s Ranking:       5 out of 28  3 out of 18  2 out of 8  6 out of 7

+ from December 31, 1986, to August 31, 1996

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1996

                                % From Realized
         % From               and Unrealized Gains           One-Year
         Income         +        on Investments      =     Total Return

          5.47%         +            1.13%           =         6.60%


                                       18


                                  INSURED FUND

                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96

         Market Value:              $189,391,294        $185,315,439
         Number of Issues:          69                  66
         Average Coupon:            6.29%               6.26%
         Average Maturity:          17.07 years         17.91 years
         Average Duration:          7.78 years          8.20 years

For definitions of these terms, see page 23.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                                  [pie charts]
                    8/31/96                       2/29/96
                    AAA:  100%                    AAA:  100%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 25.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                                  [pie charts]
               8/31/96                         2/29/96
               COPs: 26%                       COPs: 26%
               Water/Sewer: 12%                Water/Sewer: 16%
               Tax Allocation: 10%             Tax Allocation: 10%
               Electric: 10%                   Hospital: 9%
               GO: 9%                          Sales Tax: 9%
               Prerefunded: 9%                 Electric: 9%
               Other: 24%                      Other: 21%

For definitions of these security types, see page 22.


                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]
               8/31/96                         2/29/96
               less than 1 Year: 2%            less than 1 Year: 2%
               1-5 Years: 4%                   1-5 Years: 3%
               5-10 Years: 2%                  5-10 Years: 2%
               10-20 Years: 64%                10-20 Years: 58%
               20-30 Years: 28%                20-30 Years: 35%

The Fund invests primarily in long-term California municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

                                       19


                                  INSURED FUND
                              MANAGEMENT DISCUSSION
    with Dave MacEwen, Vice President and Senior Municipal Portfolio Manager

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 22-28).

Q:       How did the Fund perform?

A: The Fund managed a strong performance in comparison to its peers. For the fiscal year ended August 31, 1996, the Fund's total return ranked it in the top 18% of the 28 funds in Lipper's "California Insured Municipal Debt Funds" category. The Fund's total return of 6.60% was 78 basis points* higher than the 5.82% average total return for its Lipper category (see the Lipper Performance Comparison on page 18).

Q:       Why did the Fund perform well against its peers?

A: One contributing factor was the Fund's large contingent of long-term premium non-callable bonds,* which tend to outperform in a down market because they typically have shorter durations than par* or discount* bonds with comparable maturities. These securities performed very well as the muni yield curve reversed direction and steepened in early 1996. As a result, we were able to maintain much of the Fund's 1995 gains and mitigate losses as the bond market mentality shifted from bullish to bearish.

Q:       Why and how did you change the Fund's positioning?

A: During late 1995, we began shifting the Fund's portfolio from a bullet structure* toward a barbell structure.* We also extended the Fund's duration* (a measure of the price sensitivity of a bond or bond fund to changes in interest rates) from 8.4 years at the start of the fiscal period to 8.6 years by the beginning of February. This positioning allowed the Fund to pick up some extra yield and enabled the Fund to outperform many of its peers as the muni yield curve flattened in late 1995 and early 1996.

         Shortly after February, we began to shorten the Fund's duration as evidence of a strengthening economy caused the market to sell off. We also shifted the Fund toward more of a ladder structure.* This neutral posture allows the Fund to be more quickly adjusted in the event that the yield curve changes. By the end of the period, we had shortened the Fund's duration to 7.8 years.

                                       20


                                INSURED FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q:       What is the outlook for munis for the remainder of 1996?

A: Though the outlook for bonds in general is rather uncertain, in the muni market we expect supply and demand factors to continue working in favor of munis for the near future. Historically low muni issuance among short-term securities, combined with strong demand, have been major factors helping to support prices.

         In addition, the muni market has fully recovered from flat-tax fears as the likelihood of the Republican presidential-election ticket winning the race to the White House has decreased. The flat-tax initiative, touted by Republican presidential running mate Jack Kemp, would eliminate the tax-exempt advantage munis currently enjoy and effectively spell bad news for muni investors. Though some type of limited tax reform may still occur if President Clinton remains in office, the exact nature of the reform and when it will take place remains in question.

Q: Given this situation, what are your plans for the Fund over the next six months?

A: We will likely maintain the Fund's neutral posture until a more clear market direction becomes apparent, opportunistically lengthening or shortening the Fund's duration in a narrow range around this stance. We will also continue to favor a bias toward a laddered structure until the market breaks out of its current trading range. If the economic outlook does change dramatically, the Fund will be positioned to respond appropriately.

                                       21


                           INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Common California Municipal Securities (Munis)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

Certificates of Participation (COPs)--securities issued to finance public property improvements (such as city halls and police stations).

Development Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Guaranteed Investment Contracts (GICs)--securities backed by a guarantee from an insurance company.

Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Put Bonds--securities that provide the right to sell to a specified buyer at a specified time and price.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Tax Allocation Bonds--securities issued to finance improvements in redevelopment areas (such as urban neighborhoods).

Tax and Revenue Anticipation Notes (TRANs)--securities backed by the general tax revenues of the issuer.

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

Municipal Derivatives

Inverse Floaters--securities bearing interest rates that move inversely to market interest rates. Unlike most bonds, their yields increase as interest rates decline. However, if interest rates rise, they lose considerably more value than a regular fixed-rate bond. Therefore, each Benham California Tax-Free and Municipal Fund limits its investment in inverse floaters to a maximum of 10% of net assets (except for the Money Market Funds, which cannot own inverse floaters at all).

                                       22


                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS
                       (Continued from the previous page)

Tender Option Bonds--intermediate- or long-term fixed-rate securities with put options attached (which give the holder the option to sell the bonds at face value at a specified time). Tender option bonds purchased by the Funds are typically structured with seven-day put features attached and pay interest at rates that are reset weekly. Each Fund limits its investment in tender option bonds to 15% of net assets. Tender option bonds are not leveraged and have risk characteristics that are similar to VRDNs.

Portfolio Statistics

Portfolio Value (money market funds)--the amortized cost of a fund's investments on a given date.

Market Value (bond funds)--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Coupon--a weighted average of all coupons held in a bond fund's portfolio.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 26).

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 26).

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Coupon--the stated interest rate on a security.

Discount Bonds--bonds with interest coupons that are lower than prevailing interest rates (see also page 27).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds-- bonds with interest coupons that are higher than prevailing interest rates (see also page 27).

                                       23


                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot bond maturities (which represent risk since longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corners of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. This typically develops from a flat yield curve if the Fed continues to raise short-term interest rates (when the economy is strong) or if it fails to lower short-term rates when the market expects it to do so (in a weaker economic environment).

                                       24


                             INVESTMENT FUNDAMENTALS
                                MUNI RISK FACTORS

Credit Quality and Credit Ratings

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy in 1994 made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

Callability

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their interest payments. The municipalities exercise their "call" options to refinance the bonds. Calls are bad for muni investors--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as prerefunded bonds) on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the municipal bond supply, which can depress prices.

Duration Extension

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                                       25


                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (defined on page 23). For example, as of August 31, 1996, the California High-Yield Fund's duration was 7.5 years, while the California Insured Fund's duration was 7.8 years. If interest rates were to rise by 100 basis points, the High-Yield Fund's share price would be expected to decline by 7.5%, while the Insured Fund's share price would decline by 7.8%. Conversely, if interest rates were to fall by 100 basis points, the High-Yield Fund's share price would be expected to increase by 7.5%, while the Insured Fund's share price would increase by 7.8%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally lengthen durations when interest rates fall (to maximize the effects of bond price increases) and shorten durations when interest rates rise (to minimize the effects of bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                                       26


                             INVESTMENT FUNDAMENTALS
                                  BOND PRICING

Premium and Discount Bonds

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

Tax Treatment of Discount Bonds

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                                       27


                             INVESTMENT FUNDAMENTALS
                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS

Bond Portfolio Structures

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the short-term securities capture the higher yields with little price depreciation. In a declining interest rate environment, the short-term securities provide a relatively steady yield, while the long bonds produce more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities provide significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

Taxable Distributions

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our California tax-free and municipal funds to earn tax-exempt income, they may realize taxable capital gains as we pursue higher total returns. By law, the funds must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

                                       28


INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees
Benham California Tax-Free and Municipal Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund and Tax-Free Insured Fund (four of the series comprising Benham California Tax-Free and Municipal Funds) (the Funds) as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund and Tax-Free Insured Fund of Benham California Tax-Free and Municipal Funds as of August 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.


/s/KPMG Peat Marwick LLP
Kansas City, Missouri
October 4, 1996

                                       29


                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              FINANCIAL HIGHLIGHTS
          For a Share Outstanding Throughout the Years Ended August 31

------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

                                  1996      1995      1994       1993      1992      1991      1990       1989      1988      1987
                                 -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
PER-SHARE DATA
------------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD ..................  $ 1.00       1.00      1.00      1.00      1.00       1.00      1.00      1.00       1.00      1.00
  Income From Investment
    Operations
  Net Investment Income ......   .0308      .0328     .0207     .0209     .0298      .0420     .0510     .0559      .0464     .0383
  Net Realized and Unrealized
    Losses on Investments ....       0     (.0003)        0         0        0           0         0         0     (.0053)        0
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income From Investment
      Operations .............   .0308      .0325     .0207     .0209     .0298      .0420     .0510     .0559      .0411     .0383
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net Investment
    Income ...................  (.0308)    (.0325)   (.0207)   (.0209)   (.0298)    (.0420)   (.0510)   (.0559)    (.0411)   (.0383)
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
NET ASSET VALUE AT
  END OF PERIOD ..............  $ 1.00       1.00      1.00      1.00      1.00       1.00      1.00      1.00       1.00      1.00
                                ======       ====      ====      ====      ====       ====      ====      ====       ====      ====
TOTAL RETURN* ................    3.12%      3.31%     2.09%     2.13%     3.00%      4.23%     5.23%     5.70%      4.24%     3.88%
----------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
 (in thousands of dollars) ...$425,846    414,099   371,074   338,731   321,307    361,007   463,130   490,700    328,532   318,095
Ratio of Expenses to
  Average Daily Net Assets+ ..     .49%       .52%      .50%      .51%      .54%       .56%      .56%      .59%       .63%      .67%
Ratio of Net Investment Income to
  Average Daily Net Assets+ ..    3.12%      3.28%     2.07%     2.09%     2.98%      4.20%     5.10%     5.59%      4.10%     3.83%

---------------------------
+ The ratio for the year ended August 31, 1996, includes expenses paid through expense offset arrangements.
* Total return figures assume reinvestment of dividends and capital gain distributions.
  See the accompanying notes to financial statements.

                                       30

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              FINANCIAL HIGHLIGHTS
 For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                         1996      1995      1994       1993      1992      1991+
                                                                       --------  --------  --------   --------  --------  --------
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING OF PERIOD ............................    $ 1.00       1.00     1.00       1.00       1.00      1.00
  Income From Investment Operations
  Net Investment Income ...........................................     .0318      .0331     .0213     .0221      .0344     .0293
  Net Realized and Unrealized Losses on Investments ...............         0     (.0003)        0         0          0         0
                                                                      --------  --------  --------  --------   --------  --------
    Total Income From Investment Operations .......................     .0318      .0328     .0213     .0221      .0344     .0293
                                                                      --------  --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net Investment Income ............................    (.0318)    (.0328)   (.0213)   (.0221)    (.0344)   (.0293)
                                                                      --------  --------  --------  --------   --------  --------
NET ASSET VALUE AT END OF PERIOD ..................................    $ 1.00       1.00      1.00      1.00       1.00      1.00
                                                                        ======      ====      ====      ====       ====      ====
TOTAL RETURN* .....................................................      3.23%      3.35%     2.15%     2.25%      3.63%     3.04%
-------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands of dollars) ............. $ 196,520    191,722   243,701   247,621    254,823   136,860
Ratio of Expenses to Average Daily Net Assets++ ...................       .53%       .53%      .51%      .46%       .07%        0%
Ratio of Net Investment Income to Average Daily Net Assets++ ......      3.20%      3.31%     2.13%     2.21%      3.44%     4.39%**

---------------------------
+  From December 31, 1990 (commencement of operations) through August 31, 1991.
++ The ratio for the year ended August 31, 1996, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.
   See the accompanying notes to financial statements.

                                       31

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              FINANCIAL HIGHLIGHTS
 For a Share Outstanding Throughout the Years Ended August 31 (except as noted)

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL HIGH-YIELD FUND
------------------------------------------------------------------------------------------------------------------------------------
                                 1996       1995      1994       1993      1992    1991      1990       1989      1988      1987+
                                -------    -------   -------    -------  ------- -------   -------    -------   -------   -------
PER-SHARE DATA
------------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD ..................  $ 9.11       9.06     9.66       9.12      8.84     8.54      8.68      8.45       8.69    10.00
  Income From Investment Operations
  Net Investment Income ......   .5554      .5612    .5629      .5703     .5809    .5879     .6266     .6611      .6527    .4509
  Net Realized and Unrealized Gains
    (Losses) on Investments ..   .1600      .0497   (.4793)     .5401     .2800    .3000    (.1400)    .2300     (.2400) (1.3100)
                              --------   --------  --------  --------  --------  --------   -------- --------   -------- --------
    Total Income (Loss) From
    Investment Operations ....   .7154      .6109    .0836     1.1104     .8609    .8879     .4866     .8911      .4127   (.8591)
                              --------   --------  --------  --------  --------  --------   -------- --------   -------- --------
  Less Distributions
  Dividends from Net
  Investment  Income .........  (.5554)    (.5609)  (.5627)    (.5704)   (.5809)  (.5879)   (.6266)   (.6611)    (.6527)  (.4509)
  Distributions from Net
    Realized Capital Gains ...       0          0   (.1208)         0         0        0         0         0          0        0
  Distributions in Excess of Net
    Realized Capital Gains ...       0          0   (.0001)         0         0        0         0         0          0        0
                              --------   --------  --------  --------  --------  --------   -------- --------   -------- --------
    Total Distributions ......  (.5554)    (.5609)  (.6836)    (.5704)   (.5809)  (.5879)   (.6266)   (.6611)    (.6527)  (.4509)
                              --------   --------  --------  --------  --------  --------   -------- --------   -------- --------
NET ASSET VALUE
   AT END OF PERIOD ..........$   9.27       9.11     9.06       9.66      9.12     8.84      8.54      8.68       8.45     8.69
                                ======       ====     ====       ====      ====     ====      ====      ====       ====     ====
TOTAL RETURN* ................    8.02%      7.09%     .87%     12.61%    10.11%   10.75%     5.77%    10.86%      5.17%  (10.19)%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars)...$144,675    116,166  116,000    114,564    79,949   65,741    44,602    32,631     13,169    8,434
Ratio of Expenses to Average
  Daily Net Assets++ .........     .51%       .51%     .51%       .55%      .56%     .50%      .24%        0%         0%       0%
Ratio of Net Investment Income to
  Average Daily Net Assets++..    5.99%      6.30%    6.02%      6.14%     6.54%    6.79%     7.23%     7.67%      7.85%    7.50%**
Portfolio Turnover Rate ......   35.98%     40.00%   42.55%     27.40%    32.51%   47.41%   103.74%    49.54%    142.86%   57.42%

---------------------------
+  From December 30, 1986 (commencement of operations) through August 31, 1987.
++ The ratio for the year ended August 31, 1996, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.
   See the accompanying notes to financial statements.

                                       32

                         BENHAM CALIFORNIA TAX-FREE AND
                     MUNICIPAL FUNDS For a Share Outstanding
             Throughout the Years Ended August 31 (except as noted)

------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INSURED FUND
------------------------------------------------------------------------------------------------------------------------------------

                                 1996       1995      1994       1993      1992     1991      1990       1989      1988      1987+
                               -------    -------   -------    -------  -------  -------   -------    -------   -------   -------
PER-SHARE DATA
--------------
Net Asset Value at Beginning
  of Period ..................  $ 9.89       9.67     10.64      9.97      9.47     9.00      9.23      8.80       9.07     10.00
  Income From Investment Operations
  Net Investment Income ......   .5342      .5320     .5267     .5470     .5705    .5733     .5889     .6026      .6246     .4370
  Net Realized and Unrealized
    Gains (Losses)
      on Investments .........   .1100      .2200    (.6922)    .7588     .5000    .4700    (.2300)    .4300     (.2700)   (.9300)
                              --------   --------  --------  --------  -------- --------  --------  --------   --------  --------
    Total Income (Loss) From
      Investment Operations ..   .6442      .7520    (.1655)   1.3058    1.0705   1.0433     .3589    1.0326      .3546    (.4930)
                              --------   --------  --------  --------  -------- --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net Investment
   Income ....................  (.5342)    (.5320)   (.5263)   (.5477)   (.5705)  (.5733)   (.5889)   (.6026)    (.6246)   (.4370)
  Distributions from Net
    Realized Capital Gains ...       0          0    (.2082)   (.0881)        0        0         0         0          0         0
  Distributions in Excess of
    Net Realized
      Capital Gains ..........       0          0    (.0700)        0         0        0         0         0          0         0
                              --------   --------  --------  --------  -------- --------  --------  --------   --------  --------
    Total Distributions ......  (.5342)    (.5320)   (.8045)   (.6358)   (.5705)  (.5733)   (.5889)   (.6026)    (.6246)   (.4370)
                              --------   --------  --------  --------  -------- --------  --------  --------   --------  --------
NET ASSET VALUE AT END
  OF PERIOD .................. $ 10.00       9.89      9.67     10.64      9.97     9.47      9.00      9.23       8.80      9.07
                               =======       ====      ====     =====     =====    =====      ====     =====       ====      ====
TOTAL RETURN* ................    6.60%      8.09%    (1.68)%   13.74%    11.67%   11.87%     3.96%    12.04%      4.58%    (8.51)%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars) ..$191,811    178,913   189,439   223,440   145,965   94,951    59,870    42,569     29,531    12,748
Ratio of Expenses to Average
  Daily Net Assets++ .........     .49%       .50%      .49%      .52%      .55%     .59%      .61%      .66%         0%        0%
Ratio of Net Investment Income
  to Average Daily Net Assets++   5.30%      5.54%     5.20%     5.37%     5.90%    6.18%     6.43%     6.62%      7.39%     7.11%**
Portfolio Turnover Rate ......   42.71%     40.45%    47.12%    60.94%    53.73%   37.59%   117.47%    73.02%    145.29%    21.04%

---------------------------
+  From December 30, 1986 (commencement of operations) through August 31, 1987.
++ The ratio for the year ended August 31, 1996, includes expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.
   See the accompanying notes to financial statements.

                                       33

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 August 31, 1996

                                                                   TAX-FREE           MUNICIPAL          MUNICIPAL        TAX-FREE
                                                                 MONEY MARKET       MONEY MARKET        HIGH-YIELD         INSURED
                                                                     FUND               FUND               FUND             FUND
                                                                  ---------          ---------          ---------        ---------
ASSETS
  Investment securities at value (cost of $422,621,155,
   $192,430,207, $138,234,308 and $183,138,086, respectively) ...$422,621,155       192,430,207        142,114,909      189,391,294
   Cash. ........................................................   1,119,680         1,502,994            300,450          185,822
   Interest receivable ..........................................   2,190,371           830,973          2,532,963        2,984,139
   Receivable for fund shares sold ..............................     347,792         2,019,298             56,330          137,633
   Prepaid expenses and other assets ............................       2,302             1,019                723              973
                                                                 ------------       -----------        -----------       ----------
     Total assets ............................................... 426,281,300       196,784,491        145,005,375      192,699,861
                                                                 ------------       -----------        -----------       ----------
LIABILITIES
   Payable for fund shares redeemed .............................     216,522           170,015             41,557          521,941
   Dividends payable ............................................      44,710            17,402            219,737          285,057
   Fees payable to affiliates (Note 2) ..........................     162,111            76,421             58,865           76,441
   Accrued expenses and other liabilities .......................      11,551               651              9,973            5,456
                                                                 ------------       -----------        -----------       ----------
     Total liabilities ..........................................     434,894           264,489            330,132          888,895
                                                                 ------------       -----------        -----------       ----------
NET ASSETS ......................................................$425,846,406       196,520,002        144,675,243      191,810,966
                                                                 ============       ===========        ===========       ==========
Net assets consist of:
   Capital paid in .............................................. 425,773,728       196,563,510        141,148,896      186,207,554
   Accumulated net realized loss on investments .................    (398,251)         (158,606)          (359,660)        (654,342)
   Undistributed net investment income ..........................     470,929           115,098              5,406            4,546
   Net unrealized appreciation on investments ...................           0                 0          3,880,601        6,253,208
                                                                 ------------       -----------        -----------       ----------
Net assets ......................................................$425,846,406       196,520,002        144,675,243      191,810,966
                                                                 ============       ===========        ===========       ==========
Shares of beneficial interest outstanding
   (unlimited number of shares authorized). ..................... 425,773,728       196,563,510         15,604,622       19,177,330
                                                                 ============       ===========        ===========       ==========
Net asset value, offering price and redemption
   price per share ..............................................       $1.00              1.00               9.27            10.00
                                                                        =====              ====               ====             ====
---------------------------
See the accompanying notes to financial statements.

                                       34

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                            STATEMENTS OF OPERATIONS
                       For the Year Ended August 31, 1996



                                                             TAX-FREE           MUNICIPAL          MUNICIPAL          TAX-FREE
                                                           MONEY MARKET       MONEY MARKET        HIGH-YIELD           INSURED
                                                               FUND               FUND               FUND               FUND
                                                            ---------           ---------         ---------          ---------
INVESTMENT INCOME
   Interest income ...................................... $15,393,401           7,200,968          8,498,662        10,848,379
                                                          -----------         -----------        -----------        ----------
EXPENSES (NOTE 2)
   Investment advisory fees .............................   1,240,288             563,912            379,805           544,813
   Administrative fees ..................................     409,257             186,076            125,323           179,812
   Transfer agency fees .................................     229,922             145,450             70,036            91,516
   Printing and postage .................................      98,440              47,089             26,925            39,867
   Custodian fees .......................................      67,346              34,041             22,116            28,688
   Auditing and legal fees ..............................      67,320              35,931             11,480            12,541
   Registration and filing fees .........................       3,093               3,580             11,425             6,156
   Directors' fees and expenses .........................      11,221               7,897              6,973             7,801
   Other operating expenses .............................      25,920              22,831             23,422            31,445
                                                          -----------         -----------        -----------        ----------
     Total expenses .....................................   2,152,807           1,046,807            677,505           942,639
                                                          -----------         -----------        -----------        ----------
Custodian earnings credits (Note 5) .....................     (47,859)            (28,612)           (13,104)          (20,456)
                                                          -----------         -----------        -----------        ----------
   Net expenses .........................................   2,104,948           1,018,195            664,401           922,183
                                                          -----------         -----------        -----------        ----------
     Net investment income ..............................  13,288,453           6,182,773          7,834,261         9,926,196
                                                          -----------         -----------        -----------        ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)
Net realized gain on investments ........................       5,024               3,762          1,514,159           576,436
Change in net unrealized appreciation on investments ....           0                   0            798,655         1,358,411
                                                          -----------         -----------        -----------        ----------
   Net realized and unrealized gain on investments ......       5,024               3,762          2,312,814         1,934,847
                                                          -----------         -----------        -----------        ----------
   Net increase in net assets resulting from operations . $13,293,477           6,186,535         10,147,075        11,861,043
                                                          ===========         ===========        ===========        ==========

---------------------------
See the accompanying notes to financial statements.

                                       35

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                  For the Years Ended August 31, 1996 and 1995


                                  TAX-FREE                   MUNICIPAL                   MUNICIPAL                   TAX-FREE
                              MONEY MARKET FUND          MONEY MARKET FUND            HIGH-YIELD FUND              INSURED FUND
                             ------------------         ------------------          ------------------          ------------------
                              1996         1995          1996          1995         1996          1995          1996          1995
                            --------    --------       --------      --------     --------     --------       --------     --------
FROM INVESTMENT ACTIVITIES:
  Net investment
    income .................$13,288,453   12,490,536    6,182,773     7,186,611   7,834,261     6,816,691    9,926,196    9,528,498
  Net realized gain (loss)
    on investments .........      5,024     (285,303)       3,762      (162,368)  1,514,159    (1,873,070)     576,436      232,451
  Net change in unrealized
    appreciation on
    investments ............          0            0            0             0     798,655     1,850,452    1,358,411    3,002,263
                             ----------  -----------  -----------   -----------  -----------   -----------  -----------  -----------
    Change in net assets
      derived from
      investment activities. 13,293,477   12,205,233    6,186,535     7,024,243  10,147,075    6,794,073    11,861,043   12,763,212
                            -----------  -----------  -----------   -----------  -----------   -----------  -----------  -----------

FROM  DISTRIBUTIONS
TO SHAREHOLDERS:
  Net investment
    income .................(13,076,367) (12,368,993)  (6,134,579)   (7,127,335) (7,832,946)  (6,813,446)   (9,925,479)  (9,528,450)
                            -----------  -----------  -----------   -----------  -----------  -----------   -----------  -----------

                                       36

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                  TAX-FREE                   MUNICIPAL                   MUNICIPAL                   TAX-FREE
                              MONEY MARKET FUND          MONEY MARKET FUND            HIGH-YIELD FUND              INSURED FUND
                             ------------------         ------------------          ------------------          ------------------
                              1996         1995          1996          1995         1996          1995          1996          1995
                            --------     --------      --------      --------     --------      --------      --------      --------
FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 3):
  Proceeds from sales
    of shares ........... 417,665,171   466,211,495   221,042,487   310,209,174   69,487,545   58,165,774   65,937,524   51,954,200
  Net asset value of
    dividends reinvested.  12,497,339    11,717,045     5,897,189     6,894,430    5,609,354    4,776,705    6,845,811    6,459,209
  Cost of shares
    redeemed ............(418,632,419) (434,739,843) (222,193,970) (368,979,533) (48,901,653) (62,756,859) (61,820,496) (72,174,227)
                          -----------   -----------   -----------   -----------  -----------  -----------  -----------  -----------
    Change in net assets
      derived from capital
      share transactions.  11,530,091    43,188,697     4,745,706   (51,875,929)  26,195,246      185,620   10,962,839  (13,760,818)
                          -----------   -----------   -----------   -----------  -----------  -----------  -----------  -----------
    Net increase (decrease)
       in net assets ....  11,747,201    43,024,937     4,797,662   (51,979,021)  28,509,375      166,247   12,898,403  (10,526,056)

NET ASSETS:
Beginning of year ....... 414,099,205   371,074,268   191,722,340   243,701,361  116,165,868  115,999,621  178,912,563  189,438,619
                          -----------   -----------   -----------   -----------  -----------  -----------  -----------  -----------
End of year .............$425,846,406   414,099,205   196,520,002   191,722,340  144,675,243  116,165,868  191,810,966  178,912,563
                          ===========   ===========   ===========   ===========  ===========  ===========  ===========  ===========
Undistributed net
  investment income .....$    470,929       975,117       115,098        66,904        5,406        4,091        4,546        3,829
                          ===========   ===========   ===========   ===========  ===========  ===========  ===========  ===========

---------------------------
See the accompanying notes to financial statements.

BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996

(1)  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Benham California Tax-Free and Municipal Funds (BCTFMF) is registered under the Investment Company Act of 1940 as an open-end management investment company. Tax-Free Money Market Fund, Municipal Money Market Fund, Municipal High-Yield Fund, and Tax-Free Insured Fund (collectively the "Funds") are four of the seven Funds composing BCTFMF. With the exception of the Municipal Money Market Fund, each Fund is a "diversified company" as defined in the Investment Company Act of 1940. Each Fund invests primarily in municipal debt securities that pay interest exempt from federal and California income taxes. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS--Securities held by the Tax-Free Money Market Fund and Municipal Money Market Fund (collectively the "Money Market Funds") are valued at amortized cost, which approximates current market value. Securities held by the Municipal High-Yield and Tax-Free Insured Funds (collectively the "Variable-Price Funds") are valued at current market value as provided by an independent commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premium and original issue discount is amortized daily using the effective interest rate method for the Variable-Price Funds. Market discount is recognized as income upon the sale or maturity of the security for the Variable-Price Funds. Premium and discount are amortized daily on a straight-line basis for securities held by the Money Market Funds.

INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

DISTRIBUTIONS TO SHAREHOLDERS--Net investment income from all Funds except the Money Market Funds are declared daily and distributed monthly. The Money Market Funds' dividends are declared and credited daily from the total of net investment income, plus or minus realized gains or losses on portfolio securities and distributed monthly. The Money Market Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gain distributions. Net realized gains in excess of available capital loss carryovers for all other Funds will be distributed each December.

At August 31, 1996, accumulated net realized capital loss carryovers of $298,508 for Tax-Free Money Market Fund, $158,606 for Municipal Money Market Fund, $359,444 for Municipal High-Yield Fund, and $654,341 for Tax-Free Insured Fund (expiring 1998 through 2004) may be used to offset future taxable gains. Distributions from net investment income for the Funds for the year ended August 31, 1996, are exempt from federal and California state taxes. However, a portion of the Municipal Money Market and Municipal High-Yield Fund's dividends are subject to the federal alternative minimum tax (AMT).

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes. On the Statements of Assets and Liabilities for the Tax-Free Money Market Fund, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $716,274 with a corresponding adjustment to accumulated net realized loss on investments.

FUTURES CONTRACTS--The Variable-Price Funds may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Some futures contract strategies present a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to the contract holder. Gains from futures transactions are subject to federal income tax when distributed to shareholders.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from these estimates.

(2)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). Each Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BCTFMF's average daily net assets to the following annualized investment advisory fee schedule.

           .50% of the first $100 million
           .45% of the next $100 million
           .40% of the next $100 million
           .35% of the next $100 million
           .30% of the next $100 million
           .25% of the next $1 billion
           .24% of the next $1 billion
           .23% of the next $1 billion
           .22% of the next $1 billion
           .21% of the next $1 billion
           .20% of the next $1 billion
           .19% of average daily net assets over $6.5 billion

BMC provides BCTFMF with all investment advice. TCC pays all compensation of BCTFMF officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BCTFMF has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group. Effective September 3, 1996, Twentieth Century Services, Inc., a wholly-owned subsidiary of TCC, replaced BFS in the Administrative Services and Transfer Agency Agreement. There were no other changes made to the existing agreement.

BCTFMF has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .53% of average daily net assets for the Tax-Free Money Market Fund, .60% of average daily net assets for the Municipal Money Market Fund, and .59% of average daily net assets for the Variable-Price Funds. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses were less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of August 31, 1996, based on the above agreements were as follows:

                          TAX-FREE     MUNICIPAL    MUNICIPAL    TAX-FREE
                        MONEY MARKET MONEY MARKET  HIGH-YIELD     INSURED
                            FUND         FUND         FUND         FUND
                         -----------  ----------    ---------   -----------
Investment Advisor .......$104,909       47,693        35,515       47,316
Administrative Services ..  34,635       15,746        11,725       15,621
Transfer Agent ...........  22,567       12,982        11,625       13,504
                           -------        -----         -----        -----
                          $162,111       76,421        58,865       76,441
                           =======       ======        ======       ======

BCTFMF has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Funds' shares. BMC pays all costs incurred by BDI. BDI is a wholly owned subsidiary of TCC. Effective September 3, 1996, Twentieth Century Securities, Inc., a wholly-owned subsidiary of TCC, replaced BDI.

(3)  SHARE TRANSACTIONS

Share transactions for each of the Funds for the years ended August 31, 1996 and 1995, were as follows:

                                       TAX-FREE                MUNICIPAL
                                   MONEY MARKET Fund       MONEY MARKET Fund
                                  -------------------     -------------------
                                   1996        1995       1996         1995
                                ---------   ---------    ---------   ---------
Shares sold .................417,665,171  466,211,495  221,042,487  310,209,174
Reinvestment of dividends ... 12,497,339   11,717,045    5,897,189    6,894,430
                             -----------  -----------  -----------  -----------
                             430,162,510  477,928,540  226,939,676  317,103,604
Less shares redeemed .......(418,632,419)(434,739,843)(222,193,970)(368,979,533)
                             -----------  -----------  -----------  -----------
Net increase
   (decrease) in shares ....  11,530,091   43,188,697    4,745,706  (51,875,929)
                             ===========  ===========  ===========  ===========

                                    MUNICIPAL               TAX-FREE
                                 HIGH-YIELD Fund          INSURED Fund
                               -------------------     -------------------
                                1996        1995        1996        1995
                              ---------   ---------   ---------   ---------
Shares sold ................  7,510,749   6,551,021   6,546,262  5,419,808
Reinvestment of
  dividends ................    604,403     537,231     678,581    673,481
                            ----------- ----------- ----------- -----------
                              8,115,152   7,088,252   7,224,843  6,093,289
Less shares redeemed ....... (5,267,312) (7,132,653) (6,132,458)(7,600,045)
                            ----------- ----------- ----------- -----------
Net increase
  (decrease) in shares .....  2,847,840     (44,401)  1,092,385 (1,506,756)
                            =========== =========== =========== ===========

(4)  INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term securities) for the year ended August 31, 1996, were as follows:

                                           MUNICIPAL           TAX-FREE
                                          HIGH-YIELD            INSURED
                                             Fund                Fund
                                       ----------------    ----------------
Purchases ...........................  $ 70,537,664          85,127,347
                                        ===========          ==========
Proceeds from sales .................  $ 45,976,129          78,194,523
                                        ===========          ==========

As of August 31, 1996, unrealized appreciation (depreciation) was as follows:

                                           MUNICIPAL           TAX-FREE
                                          HIGH-YIELD            INSURED
                                             Fund                Fund
                                       ----------------    ----------------
Appreciated securities ..............  $ 4,614,836           7,359,041
Depreciated securities ..............     (734,235)         (1,105,833)
                                        -----------          ----------
Net unrealized appreciation .........  $ 3,880,601           6,253,208
                                        ===========          ==========

The cost of securities for financial reporting and federal income tax purposes is the same.

(5)  EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended August 31, 1996, the ratio of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

                                       42

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           Tax-Free Money Market Fund
                        Schedule of Investment Securities
                                 August 31, 1996

MUNICIPAL SECURITIES-100.0%
                                                                                                          Value          Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 4,445,540  Agoura Hills Multifamily Housing Rev., (Oakridge Apartments),
                VRDN, (LOC: Continental Casualty Co.) .............................3.65%      09/04/96* $4,445,540      NR/A1
  4,900,000  Anaheim Housing Auth. Rev., Series A, (Heritage Village Apartments),
                VRDN, (LOC: Barclay's Bank) .......................................3.55       09/05/96*  4,900,000     VMIG1/NR
  3,500,000  Anaheim Unified High School District Tax and
                Rev. Anticipation Notes, (LOC:  Bank of America) ..................5.00       09/05/96   3,500,330      MIG1/NR
  4,000,000  Auburn Unified School District Certificates of Participation, Series 1993,
                (Capital Improvement Financing Project), VRDN,
                (LOC: Union Bank of California) ...................................3.60       09/05/96*  4,000,000     VMIG1/A1+
  4,200,000  Auburn Unified School District Certificates of Participation,
                Series 1993, (Capital Improvement Financing Project),
                VRDN, (LOC: Union Bank of California) .............................3.60       09/05/96*  4,200,000     VMIG1/A1+
  7,800,000  Azusa Multifamily Housing Rev., (Pacific Glen
                Apartments), VRDN, (LOC: Continental Casualty Co.) ................3.75       09/05/96*  7,800,000       NR/A1
    100,000  Bay Area Government Association Lease Rev.,
                (Pooled Projects), VRDN, (LOC: National Westminster PLC) ..........3.25       09/05/96*    100,000     VMIG1/NR
  4,000,000  Brea Redevelopment Agency Area AB Tax
                Allocation Notes, Prerefunded at 102.50% of Par ...................8.50       09/15/96   4,106,610      NR/AAA
  3,000,000  California GO Commercial Paper .......................................3.45       10/18/96   3,000,000       P1/A1
  1,015,000  California Health Facilities Financing Auth. Rev., Series A,
                (Pooled Loan Program), VRDN, (LOC: Rabobank Nederland) ............3.35       09/05/96*  1,015,000     VMIG1/NR
  2,600,000  California Health Facilities Financing Auth. Rev., (Pooled Project),
                Series 1990 A, VRDN, (LOC: Rabobank Nederland) ....................3.35       09/04/96*  2,600,000     VMIG1/A1+
  6,000,000  California Health Facilities Financing Auth. Rev., Series 1985 B,
                (Scripps Memorial Hospital), VRDN, (MBIA) .........................3.35       09/05/96*  6,000,000     VMIG1/A1+
  1,000,000  California Pollution Control Financing Auth. Rev.,
                (Chevron USA, Inc. Project), (Guaranteed: Chevron Corporation) ....4.00       11/15/96   1,000,000      Aa2/NR
 10,500,000  California Pollution Control Financing Auth. Rev.,
                (Chevron USA, Inc. Project), (Guaranteed: Chevron Corporation) ....3.70       05/15/97  10,500,000      Aa2/AA

                                       43

Schedule of Investment Securities--Tax-Free Money Market Fund
====================================================================================================================================
                                                                                                          Value          Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 5,000,000  California Pollution Control Rev., (Pacific Gas and Electric),
                (LOC: Morgan Guaranty) ............................................3.55%      11/08/96 $ 5,000,000     NR/A1+
  5,000,000  California Public Capital Improvements Financing
                 Auth. Rev., Series C, (LOC: National Westminster PLC) ............3.65       09/15/96   5,000,000     VMIG1/NR
 10,000,000  California School Cash Reserve Program Auth.
                Notes, Series A, (MBIA) ...........................................4.75       07/02/97  10,064,842     MIG1/SP1+
  4,035,000  California State Department Water Reserve Rev., Series B,
                Prerefunded at 101.5% of Par ......................................7.75       12/01/96   4,136,511      Aaa/AA
  4,100,000  California State Economic Development Financing
                Auth. Rev., (KQED Inc. Project), VRDN, (LOC: Wells Fargo) .........3.35       09/04/96*  4,100,000       NR/A1
 14,000,000  California State Rev. Anticipation Notes .............................4.50       06/30/97  14,058,210     MIG1/SP1+
  5,000,000  California State Weekly Rev. Anticipation Notes, Series C-3, VRDN,
                (SBBPA: Bank of America, Bank of Nova Scotia,
                Commerzbank, National Westminster PLC) ............................3.40       09/04/96*  5,000,000      NR/A1+
  3,000,000  California Statewide Communities Apartment
                Development Auth. Rev., (Whispering Winds
                Apartments), VRDN, (LOC: Continental Casualty Co.) ................3.65       09/04/96*  3,000,000       NR/A1
  8,000,000  California Statewide Certificates of Participation,
                (Covenant Retirement Community), VRDN,
                (LOC: LaSalle National Bank) ......................................3.45       09/05/96*  8,000,000      NR/A1+
  2,445,000  Central Unified School District Certificates of
                Participation, VRDN, (LOC: Bank of Tokyo) .........................3.85       09/04/96*  2,445,000     VMIG1/NR
  1,215,000  Coronado Community Redevelopment Agency Tax
                Allocation, (Coronado Community Development Project), (FSA) .......4.10       09/01/96   1,215,000      Aaa/AAA
  1,000,000  Countywide Public Financing Auth. Rev., (MBIA) .......................4.10       08/01/97   1,001,772      Aaa/AAA
  2,700,000  Covina Redevelopment Agency Multifamily Housing Rev., (Shadowhills
                Apartments), VRDN (LOC: Continental Casualty Co.) .................3.75       09/05/96*  2,700,000       NR/A1
  6,500,000  Foothill/Eastern Transportation Corridor Agency
                Rev., Series B,  VRDN, (LOC: Morgan Guaranty) .....................3.20       09/05/96*  6,500,000      NR/A1+
  4,650,000  Gardena Financing Agency Rev., (Public Parking
                Project), VRDN,  (LOC: Industrial Bank of Japan) ..................3.45       09/05/96*  4,650,000     VMIG1/NR
  3,000,000  Hanford Sewer Rev., Series 1996 A, VRDN,
                (LOC: Union Bank of California) ...................................3.85       09/05/96*  3,000,000       NR/A1
 12,100,000  Hayward Multifamily Housing Rev., (Shorewood
                Apartments), VRDN, (LOC: FGIC) ....................................3.20       09/05/96* 12,100,000     VMIG1/NR

                                       44

Schedule of Investment Securities--Tax-Free Money Market Fund
====================================================================================================================================
                                                                                                          Value          Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 3,900,000  Indio Housing Auth. Multifamily Rev., (Smoketree
                Apartments), VRDN, (LOC: Bank of Tokyo - Mitsubishi) ..............3.55%      09/04/96* $3,900,000     VMIG1/NR
  4,530,000  Irvine Industrial Development Auth. Rev., (Shimano American
                Corporation), VRDN, (LOC: Bank of Tokyo - Mitsubishi) .............3.95       09/04/96*  4,530,000      Aa2/NR
  3,400,000  Kern County Public Facilities Project Certificates of Participation,
                Series 1986 C, VRDN, (LOC-Union Bank of Switzerland) ..............3.25       09/04/96*  3,400,000     VMIG1/NR
  2,100,000  Lemore Certificates of Participation, Series 1995, (Golf Course
                Project), VRDN, (LOC: Union Bank of California) ...................3.45       09/05/96*  2,100,000       NR/A1
  6,000,000  Livermore Certificates of Participation, (Reverse
                Osmosis Project), VRDN, (LOC: National Westminster PLC) ...........3.45       09/04/96*  6,000,000     VMIG1/A1+
  3,000,000  Loma Linda Water Rev., VRDN, (LOC: Union Bank of California) .........3.85       09/04/96*  3,000,000     VMIG1/NR
  5,000,000  Long Beach Multifamily Housing Rev., (Channel Point
                Apartments), VRDN, (LOC: Union Bank of California) ................3.55       09/04/96*  5,000,000     VMIG1/NR
  1,000,000  Los Angeles County G.O., Series A ....................................4.75       09/01/96   1,000,000      Aa1/AA
 10,000,000  Los Angeles County Metropolitan Transportation Auth.
                Sales Tax Rev., Series A, VRDN, (MBIA) ............................3.20       09/05/96* 10,000,000     VMIG1/A1+
  5,000,000  Los Angeles County Redevelopment Agency Multifamily Housing Rev.,
                (Promenade Towers), VRDN, (LOC: Barclay's Bank) ...................3.40       09/05/96*  5,000,000     VMIG1/NR
  5,000,000  Los Angeles County Transportation Tax Rev. Anticipation Notes, Series A,
                (LOC: Bank of America, Credit Suisse, Morgan Guaranty,
                Union Bank of Switzerland, Westdeutsche Landesbank) ...............4.50       06/30/97   5,025,886     MIG1/SP1+
  2,750,000  Los Angeles Public Works Financing Auth. Lease Rev., Series A,
                (MBIA) ............................................................4.25       09/01/97   2,767,293      Aaa/AAA
  3,300,000  Los Angeles Public Works Financing Auth. Lease Rev., Series B,
                (MBIA) ............................................................4.50       09/01/97   3,319,476      Aaa/AAA
  1,500,000  Merced County Construction Lease Financing
                Program Certificates of Participation, Series A, (FSA) ............4.75       10/01/96   1,501,840      Aaa/AAA
  2,000,000  Milpitas Redevelopment Agency Tax Allocation Notes, (MBIA) ...........4.40       01/15/97   2,006,832      Aaa/AAA
  2,000,000  Modesto Multifamily Housing Rev. (Shadowbrook
                Apartments), VRDN (LOC: Bank of America) ..........................3.45       09/04/96*  2,000,000     VMIG1/NR
  8,500,000  Oceanside Multifamily Housing Rev. Refunding (Lakeridge
                Apartments Project), VRDN, (LOC: Continental Casualty Co.) ........3.75       09/04/96*  8,500,000       NR/A1
 18,500,000  Orange County Apartment Development Rev., (Bear
                Brands Apartments), VRDN, (LOC: Credit Suisse) ....................3.30       09/05/96* 18,500,000     VMIG1/NR
  9,000,000  Orange County Apartment Development Rev., (Seaside
                Meadows), VRDN, (LOC: Credit Suisse) ..............................3.30       09/05/96*  9,000,000     VMIG1/NR


                                       45

Schedule of Investment Securities--Tax-Free Money Market Fund
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 6,500,000  Orange County Apartment Development Rev., Series 1991 A,
                (The Lakes Project), VRDN, (LOC:  Citibank) .......................3.55%      09/05/96* $6,500,000       NR/A1+
  1,100,000  Orange County Apartment Development Rev., (Park
                Ridge Project), VRDN, (LOC:  Bank of America) .....................3.30       09/05/96*  1,100,000     VMIG1/NR
  4,200,000  Orange County Apartment Development Rev., Series 1984 E, (Vintage Woods
                Project), VRDN, (LOC: Bank of Tokyo - Mitsubishi) .................3.30       09/05/96*  4,200,000     VMIG1/NR
  4,850,000  Orange County Assessment District No. 88-1, VRDN,
                (LOC: Kredietbank N.V.) ...........................................3.65       09/03/96*  4,850,000     VMIG1/A1+
 10,310,000  Orange County Housing Auth. Apartment Development
                Rev., VRDN, (LOC: Bank of America) ................................3.35       09/04/96* 10,310,000     VMIG1/NR
  9,200,000  Orange County Sanitation District Certificates of
                Participation, Series C, VRDN, (LOC:  FGIC) .......................3.65       09/03/96*  9,200,000     VMIG1/A1+
  7,600,000  Orange County Water Commercial Paper (LOC:
                Union Bank of Switzerland) ........................................3.45       09/11/96   7,600,000      P1/A1+
    900,000  Palm Springs Redevelopment Agency Certificates of
                Participation, VRDN, (LOC: Citibank) ..............................3.45       09/04/96*    900,000      NR/A1+
    455,000  Pasadena Certificates of Participation, (Multi-purpose
                Projects), (AMBAC Insured) ........................................4.25       02/01/97     456,219      NR/AAA
  6,100,000  Pico Rivera Certificates of Participation, (Redevelopment
                Agency Project), VRDN, (LOC:  Wachovia Bank of Georgia) ...........3.45       09/03/96*  6,100,000      NR/A1+
  2,300,000  Redlands Certificates of Participation, (Water
                Treatment Facilities Project), (LOC:  FGIC) .......................4.50       11/01/96   2,302,267     VMIG1/NR
  6,140,000  Riverside County Multifamily Housing Rev., (Ambergate Apartments),
                VRDN, (LOC: Union Bank of California) .............................3.50       09/05/96*  6,140,000     VMIG1/NR
  1,715,000  Rohnert Park Multifamily Housing Rev., VRDN, (Crossbrook Apartments),
                (FNMA Collateral Agreement) .......................................3.45       09/04/96*  1,715,000      NR/A1+
  3,400,000  Sacramento County Multifamily Housing Rev., Series A,
                VRDN, (LOC: California State Teachers Retirement System) ..........3.50       09/04/96*  3,400,000      NR/A1+
  1,500,000  Sacramento County Multifamily Housing Rev., Series
                1985 C, VRDN, (LOC: Dai-Ichi Kangyo Bank) .........................3.50       09/05/96*  1,500,000     VMIG1/A1
  8,200,000  Sacramento County Multifamily Housing Rev., (River
                Oaks), VRDN, (LOC: Dai-Ichi Kangyo Bank) ..........................3.50       09/05/96*  8,200,000     VMIG1/NR
  2,090,000  Sacramento County Special Tax Rev., (Laguna
                Community Facilities District), (FGIC) ............................4.50       12/01/96   2,093,989      Aaa/AAA


                                       46

Schedule of Investment Securities--Tax-Free Money Market Fund
====================================================================================================================================
                                                                                                          Value          Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$10,000,000  San Bernardino County Certificates of Participation,
                VRDN, (SBBPA: Merrill Lynch) (MBIA) ...............................3.75%      09/05/96*$10,000,000    VMIG1/NR
  3,200,000  San Bernardino County Certificates of Participation, VRDN,
                (LOC: Sumitomo Bank Ltd.) .........................................3.90       09/05/96*  3,200,000       NR/A1
 12,450,000  San Bernardino Multifamily Housing Rev., Series A, (Castle Park Apartments),
                VRDN, (LOC: Bank of Tokyo - Mitsubishi) ...........................3.95       09/04/96* 12,450,000     VMIG1/NR
  1,370,000  San Diego County Multifamily Housing Rev.,
                (Country Hills), VRDN, (FNMA Collateral Agreement) ................3.30       09/04/96*  1,370,000      NR/A1+
  4,565,000  San Diego Housing Multifamily Housing Auth. Rev., Series 1985 G,
                (Market Project), VRDN, (LOC: Barclay's Bank) .....................3.65       09/04/96*  4,565,000     VMIG1/NR
  4,300,000  San Diego Multifamily Housing Rev., Series A, (Coral Point
                Apartments), VRDN, (LOC: Continental Casualty Co.) ................3.75       09/05/96*  4,300,000       NR/A1
  2,510,000  San Diego Regional Transportation Commission Sales
                Tax Rev., Series A, (FGIC) ........................................4.00       04/01/97   2,517,057      Aaa/AAA
  6,500,000  San Diego Unified School District Tax Rev. Anticipation
                Notes, Series A, (LOC: Westdeutsche Landesbank) ...................4.75       10/10/96   6,506,163      MIG1/NR
  4,700,000  San Dimas Regional Development Agency Certificates of Participation,
                (Diversified Shop), VRDN, (LOC: Morgan Guaranty) ..................3.20       09/05/96*  4,700,000      NR/A1+
  2,400,000  San Francisco City and County Redevelopment Financing Auth. Rev.,
                (Yerba Buena Garden), VRDN, (LOC: National Westminster PLC) .......3.40       09/04/96*  2,400,000     VMIG1/A1+
  1,400,000  San Jose Financing Auth. Rev., (Hayes Mansion Project),
                VRDN,  (LOC: Sumitomo Bank Ltd.) ..................................3.55       09/04/96*  1,400,000     VMIG1/A1
  3,900,000  San Leandro Multifamily Housing Rev., (Parkside Project),
                VRDN, (FNMA Collateral Agreement) .................................3.30       09/04/96*  3,900,000      NR/A1+
    800,000  Santa Clara County Multifamily Housing Rev., (Grove
                Garden Project), VRDN, (LOC:  Citibank) ...........................3.40       09/04/96*    800,000     VMIG1/NR
  3,100,000  Santa Clara Electric System Rev., Series B, VRDN,
                (LOC: National Westminister PLC) ..................................3.30       09/04/96*  3,100,000     VMIG1/NR
  4,300,000  Santa Clara Electric System Rev., Series C, VRDN,
                (LOC: National Westminster PLC) ...................................3.30       09/04/96*  4,300,000     VMIG1/NR
  4,200,000  Santa Clara Multifamily Housing Rev., (Foxchase
                Apartments), VRDN, (LOC: FGIC) ....................................3.20       09/05/96*  4,200,000     VMIG1/NR
  7,400,000  Santa Paula Public Financing Auth. Rev., Series 1996,
                VRDN, (LOC: Sumitomo Bank Ltd.) ...................................3.85       09/04/96*  7,400,000       NR/A1


                                       47

Schedule of Investment Securities--Tax-Free Money Market Fund
====================================================================================================================================
                                                                                                          Value          Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$   300,000  South San Francisco Certificates of Participation, (Quality Control
                Plant Project), VRDN, (LOC: National Westminster PLC) .............3.45%      09/05/96* $  300,000     VMIG1/A1+
  5,400,000  Three Valleys Municipal Water District Certificates of Participation,
                (Miramar Water Treatment), VRDN, (LOC: Barclay's Bank) ............3.55       09/04/96*  5,400,000     VMIG1/A1+
  1,600,000  Triunfo Sanitation District Refunding Rev., VRDN,
                (LOC: Banque National de Paris) ...................................3.55       09/04/96*  1,600,000       NR/A1
  1,510,000  University of California Medial Center Rev., (UCLA
                Medical Center), (MBIA) ...........................................8.00       12/01/96   1,525,318      Aaa/AAA
    825,000  Upland Community Redevelopment Agency Multifamily Housing Rev.,
                (Northwoods Project), VRDN, (LOC: Sanwa Bank) .....................3.90       09/04/96*    825,000       NR/A1
  4,705,000  Vallejo Community Development Rev., Series A, (Vallejo Center Project),
                VRDN, (LOC: Bank of Tokyo - Mitsubishi) ...........................3.45       09/04/96*  4,705,000       NR/A1
  6,300,000  Victor Valley Community College Certificates of Participation, VRDN,
                (LOC: Banque National de Paris, Dia-Ichi Kangyo Bank) .............3.60       09/05/96*  6,300,000     VMIG1/A1
  2,600,000  West Sacramento Financing Auth. Special Tax Rev.,
                Series C, VRDN, (LOC: Wells Fargo & Co.) ..........................3.45       09/05/96*  2,600,000      NR/NR**
------------                                                                                          ------------
$422,180,540    Total Investment Securities (cost $422,621,155)                                       $422,621,155
============                                                                                          ============

---------------------------
*  These variable interest rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
** Rated F1 by Fitch.

AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FHA = Federal Housing Authority
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA =Municipal Bond Insurance Association
NR = Not Rated
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average maturity of the portfolio. Rates shown were effective 08-31-96.

                                       48


Schedule of Investment Securities--Tax-Free Money Market Fund
====================================================================================================================================

                                            PORTFOLIO COMPOSITION BY SECURITY TYPE

                  VRDNs .......................... 76%                 Put Bonds ..................      4
                  Municipal Notes ................  9                                               ______
                  Bonds less than 1 Year .........  7                  TOTAL ......................   100%
                  Commerical Paper ...............  4                                               ______
                                                                                                    ------

                                       49

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           Municipal Money Market Fund
                        Schedule of Investment Securities
                                 August 31, 1996


MUNICIPAL SECURITIES-100.0%
                                                                                                          Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)    Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------    -----------
$ 1,500,000  Anaheim Union High School District Tax Rev.
                Anticipation Notes, (LOC: Bank of America) ....................... 5.00%      09/05/96  $1,500,143     MIG1/NR
  2,000,000  Agoura Hills Multifamily Housing Rev., VRDN, (Oakridge Apartments
                Project), (LOC: Continental Casualty Co.) ........................ 3.65       09/04/96*  2,000,000       NR/A1
  2,000,000  Alameda County Industrial Development Auth. Rev., VRDN, (Scientific
                Technology Project Series 1994 A), (LOC: Banque National
                de Paris) ........................................................ 3.55       09/04/96*  2,000,000       NR/A1
  2,300,000  Auburn Industrial Development Auth. Rev., VRDN, (Coherent Income
                Project), (LOC: Bank of Tokyo - Mitsubishi) ...................... 3.65       09/04/96*  2,300,000      Aa2/NR
  2,815,000  Azusa Multifamily Housing Rev., VRDN, (Pacific Glen
                Apartments Project), (LOC:  Continental Casualty Co.) ............ 3.75       09/05/96*  2,815,000       NR/A1
  4,600,000  Big Bear Lake Industrial Rev., VRDN, (Southwest Gas Project Series
                1993 A), (LOC: Union Bank of Switzerland) ........................ 3.30       09/04/96*  4,600,000     VMIG1/A1+
  1,255,000  California Counties Industrial Development Auth. Rev., VRDN,
                (S & P Investments Project), (LOC: California State
                Teachers' Retirement System) ..................................... 3.40       09/04/96*  1,255,000      NR/A1+
  5,500,000  California Educational Facilities Auth. Rev., VRDN, (Point Nazarene
                College), (LOC: California State Teachers' Retirement System) .... 3.25       09/05/96*  5,500,000      P1/A1+
  3,535,000  California Housing Financing Agency Rev., VRDN, (SBBPA:
                Credit Suisse), (MBIA) ........................................... 3.65       09/05/96*  3,535,000      NR/AAA
  2,500,000  California Housing Financing Agency Rev., (Home Mortgage
                Series 1995 E) ................................................... 3.50       02/01/97   2,500,000    VMIG1/A1+
  4,000,000  California Housing Financing Agency Rev., (Home Mortgage
                Series 1996 D) ................................................... 3.55       04/01/97   4,000,000    VMIG1/A1+
  2,300,000  California Public Capital Improvements Financing Auth. Rev., (Pooled
                Project Series 1988 C), (LOC: National Westminster PLC) .......... 3.65       09/15/96   2,300,000     VMIG1/NR

                                       50

Schedule of Investment Securities--Municipal Money Market Fund
====================================================================================================================================
                                                                                                          Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)    Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------    -----------
$ 1,500,000  California Pollution Control Financing Auth. Rev., VRDN, (Burney
                Forest Products Project A), (LOC: Fleet Bank) .................... 3.70%      09/03/96* $1,500,000     P1/`NR
 13,000,000  California Pollution Control Financing Auth. Rev., VRDN, (Pacific Gas
                and Electricity Series 1996 A), (LOC: Swiss Bank, NY) ............ 3.45       09/04/96* 13,000,000      NR/A1+
 12,000,000  California Pollution Control Financing Auth. Rev., VRDN, (Pacific Gas and
                Electricity Series 1996 B), (LOC: Rabobank Nederland, NY) ........ 3.35       09/04/96* 12,000,000      NR/A1+
  5,000,000  California Pollution Control Financing Auth. Rev., VRDN, (Solid Waste
                Disposal, Colmac Energy Project Series 1990 B), (LOC: Swiss Bank)  3.30       09/04/96*  5,000,000    VMIG1/A1+
  2,000,000  California Pollution Control Financing Auth. Rev., VRDN, (Solid Waste
                Disposal, Contra Costa Waste Service Series 1995 A),
                (LOC: Bank of America) ........................................... 3.35       09/04/96*  2,000,000      NR/NR**
  2,000,000  California Pollution Control Financing Auth. Rev., VRDN, (Solid Waste
                Disposal, CR&R Inc Project Series 1995 A), (LOC: Wells Fargo & Co) 3.40       09/04/96*  2,000,000     NR/NR***
  5,000,000  California Pollution Control Financing Auth. Rev., VRDN, (Sanger Project
                Series 1990 A), (LOC: Credit Suisse) ............................. 3.30       09/04/96*  5,000,000      Aa2/NR
  4,400,000  California Pollution Control Financing Auth. Rev., VRDN,
                (Oms Equity Stanislaus Project), (LOC:  Swiss Bank) .............. 3.70       09/03/96*  4,400,000     VMIG1/A1+
  6,800,000  California Rural Home Mortgage Financing Auth.
                Rev., VRDN, (Single Family Mortgage, Series 1996 B) .............. 3.70       09/03/96*  6,800,000      NR/A1+
  2,000,000  California School Cash Reserve Program Auth. Rev.,
                Series 1996 A, (MBIA) ............................................ 4.75       07/02/97   2,014,432     MIG1/Sp1+
  3,100,000  California State Housing Financing Agency Rev., (Home
                Mortgage Series 1996 J) .......................................... 4.00       07/24/97   3,100,000     VMIG1/A1+
  7,000,000  California State Rev. Anticipation Notes Series 1996 A .............. 4.50       06/30/97   7,028,552     MIG1/Sp1+
  3,500,000  California State Rev. Anticipation Notes Series 1996 C-2, VRDN, (SBBPA:
                Bank of America, Bank of Nova Scotia - NY, Commerzbank
                Aktiengesel - NY, National Westminster PLC) ...................... 3.45       09/04/96*  3,500,000     MIG1/A1+
  3,000,000  California Statewide Communities Development Auth. Rev.,
                VRDN, (Series 1995 A-1), (FNMA Collateral Agreement) ............. 3.30       09/04/96*  3,000,000      NR/A1+
  2,000,000  California Statewide Communities Development Auth. Rev., VRDN,
                (Whispering Winds Apartments Series 1995 D),
                (LOC: Continental Casualty Co.) .................................. 3.65       09/04/96*  2,000,000       NR/A1

                                       51

Schedule of Investment Securities--Municipal Money Market Fund
====================================================================================================================================
                                                                                                          Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)    Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------    -----------


$ 1,500,000  California Statewide Communities Development Auth. Rev.,
                VRDN, (Lansmont Property Series 1996 G), (LOC: Wells Fargo & Co) . 3.55%      09/04/96* $1,500,000     NR/NR***
  1,625,000  California Statewide Communities Development Auth. Rev.,
                VRDN, (Fulton Property Series 1996 F), (LOC: Wells Fargo & Co) ... 3.55       09/04/96*  1,625,000     NR/NR***
  4,000,000  California Statewide Communities Development Auth. Rev.,
                VRDN, (Levecke Property Series 1996 H), (LOC: Union Bank of
                California) ...................................................... 3.60       09/04/96*  4,000,000     NR/NR**
  1,210,000  California Statewide Communities Development Corporate Rev., VRDN,
                (Pacific Handy), (LOC: Union Bank of California) ................. 3.50       09/04/96*  1,210,000       NR/A1
  1,540,000  California Statewide Communities Development Corporate Rev., VRDN,
                (Diamond Food), (LOC: Union Bank of California) .................. 3.50       09/04/96*  1,540,000       NR/A1
  3,755,000  Contra Costa County Certificates of Participation, VRDN, (Concord
                Healthcare Center), (LOC: Boatmens First National Bank) .......... 3.70       09/04/96*  3,755,000     VMIG1/NR
  4,000,000  Contra Costa County Multifamily Housing Rev., VRDN, (Del Norte
                Apartments Series 1994 A), (LOC:  Sumitomo Bank) ................. 3.90       09/03/96*  4,000,000       NR/A1
  2,000,000  Fowler Industrial Development Auth. Rev., VRDN,
                (Bee Sweet Citrus Inc), (LOC: Bank of America) ................... 3.60       09/05/96*  2,000,000      Aa3/NR
  1,000,000  Glenn Industrial Development Auth. Rev., VRDN,
                (Land O'Lakes Income Project), (LOC: Sanwa Bank) ................. 4.10       09/06/96*  1,000,000       NR/A
  2,500,000  Lassen Municipal Utility District Rev., VRDN, (FSA) ................. 3.35       09/05/96*  2,500,000      NR/A1+
  1,000,000  Livermore Multifamily Rev., VRDN, (Portola Meadows Apartments
                Series 1989 A), (LOC: Bank of America) ........................... 3.45       09/05/96*  1,000,000     VMIG1/NR
    500,000  Long Beach Harbor Rev., Series 1989 A ............................... 6.80       05/15/97     509,602      Aa/AA-
  2,000,000  Long Beach Harbor Commercial Paper .................................. 3.55       09/20/96   2,000,000      P1/A1+
  1,050,000  Los Angeles Certificates of Participation, (Municipal Improvement
                Corporation Real Estate Property), (AMBAC) ....................... 3.70       02/01/97   1,050,000      Aaa/AAA
  2,900,000  Los Angeles County Industrial Development Auth. Rev., VRDN,
                (Tulip Corporate Project Series 1989 A), (LOC:  La Salle
                National Bank) ................................................... 3.65       09/04/96*  2,900,000      Aa3/NR
  1,250,000  Los Angeles County Public Works Financing Auth.
                Lease Rev., Series 1996 A, (MBIA) ................................ 4.50       09/01/97   1,257,861      Aaa/AAA
  1,570,000  Los Angeles County Public Works Financing Auth.
                Lease Rev., Series 1996 B, (MBIA) ................................ 4.50       09/01/97   1,579,266     MIGI/Sp1+

                                       52

Schedule of Investment Securities--Municipal Money Market Fund
====================================================================================================================================
                                                                                                          Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)    Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------    -----------

$ 2,500,000  Los Angeles County Tax and Rev. Anticipation Notes, (LOC: Bank of
                America, Credit Suisse - NY, Morgan Guaranty, Union Bank of
                Switzerland, Westdeutsche Landesbank Girozentrale ) .............. 4.50%      06/30/97 $ 2,512,943     MIGI/Sp1+
  3,000,000  Los Angeles Multifamily Rev., VRDN, (Lucas Studios
                Project Series 1991 D), (LOC:  Bank of America) .................. 3.60       09/05/96*  3,000,000     VMIG1/NR
  4,950,000  Los Angeles Multifamily Rev., VRDN, (Oakwood
                Apartments), (LOC:  Sumitomo Bank, LTD) .......................... 3.90       09/03/96*  4,950,000       NR/A1
    485,000  Los Angeles Wastewater System Rev., Series 1996 A, (FGIC) ........... 4.50       02/01/97     487,408      Aaa/AAA
  5,500,000  Oceanside Multifamily Rev., VRDN, (Lakeridge Apartments
                Project), (LOC:  Continental Casualty Co.) ....................... 3.75       09/04/96*  5,500,000       NR/A1
  2,500,000  Ontario Industrial Development Auth. Rev., VRDN,
                (Winsford Partners Series 1988 A), (LOC:  Bank of America) ....... 3.65       09/04/96*  2,500,000      Aa3/NR
  2,660,000  Pleasant Hill Redevelopment Agency Rev., VRDN, (Multifamily Housing,
                Chateau III Project Series 1996 A), (LOC: Commerzbank
                Aktiengesel) ..................................................... 3.65       09/04/96*  2,660,000      NR/A1+
    500,000  Rancho Mirage Redevelopment Agency Certificates of Participation,
                VRDN, (Rancho Mirage), (LOC: Bank of America) .................... 3.65       09/05/96*    500,000     VMIG1/NR
  1,015,000  Riverside County Housing Auth. Rev., (Multifamily Housing Tyler
                 Village Project Series 1986 A), (LOC: Chemical Bank) ............ 3.45       09/04/96*  1,015,000     VMIG1/NR
  1,700,000  Riverside County Industrial Development Auth. Rev., VRDN, (Rockwin
                Corporate Project Series II), (LOC: Royal Bank of Canada) ........ 3.65       09/04/96*  1,700,000      Aa2/NR
  9,500,000  Sacramento County Housing Auth. Rev., VRDN, (Shadowood Apartments
                Project Issue 1992 A), (LOC: GE Capital Corp) .................... 3.65       09/04/96*  9,500,000      NR/A1+
    900,000  San Diego Industrial Development Rev., VRDN, (Kaiser Aerospace and
                Electricity Series 1987 A), (LOC: ABN-Amro Bank) ................. 3.70       09/05/96*    900,000       P1/NR
  2,500,000  San Francisco City and County Redevelopment Financing
                Auth. Rev., VRDN, (Yerba Buena Garden), (LOC:
                National Westminster PLC) ........................................ 3.40       09/04/96*  2,500,000     VMIG1/A1+
  1,400,000  San Joaquin County Industrial Development Auth. Rev.,
                VRDN, (Modtech Inc), (LOC:  Union Bank of California) ............ 3.75       09/04/96*  1,400,000     VMIG1/NR
  3,500,000  San Jose Multifamily Housing Rev., VRDN, (Siena at
                Renaissance Series 1996 A), (LOC:  Bank One) ..................... 3.60       09/04/96*  3,500,000     VMIG1/NR
  5,730,000  Tri-City Housing Finance Agency Rev., VRDN, (Single
                Family Mortgage), (FNMA/GNMA Collateral Agreement) ............... 3.75       09/03/96*  5,730,000      NR/A1+

                                       53

Schedule of Investment Securities--Municipal Money Market Fund
====================================================================================================================================
                                                                                                          Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)    Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------    -----------

$ 4,000,000  Vallejo Industrial Development Auth. Rev., VRDN, (Meyer Cookware
                Industries Project 1993 A), VRDN, (LOC:  Bank of Tokyo -
                Mitsubishi) ...................................................... 3.70%      09/04/96* $4,000,000      NR/A1
------------                                                                                          ------------
$192,345,000 Total Investment Securities (Cost $192,430,207) ........................................ $192,430,207+
============                                                                                          ============


---------------------------
*   These variable interest rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
**  Rated F1+ by Fitch.
*** Rated F1 by Fitch.
+   The Municipal Money Market Fund had 42.89% invested in private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax liability.

AMBAC = AMBAC Indemnity Corp.
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA =Municipal Bond Insurance Association
NR = Not Rated
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average maturity of the portfolio. Rates shown were effective 08-31-96.

                                             PORTFOLIO COMPOSITION BY SECURITY TYPE

                  VRDNs .......................... 76%                 Commercial Paper ............     1
                  Put Bonds ...................... 13                                                _____
                  Municipal Notes ................  7                  TOTAL .......................  100%
                  Bond less than 1 Year ..........  3                                                _____
                                                                                                     -----

                                       54

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                            Municipal High-Yield Fund
                        Schedule of Investment Securities
                                 August 31, 1996

MUNICIPAL SECURITIES-100.0%
                                                                                                         Value         Rating
Face Value                                  Issue                                 Coupon     Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------     --------   --------     -----------
$ 2,000,000  Alameda Public Financing Auth. Local Agency Rev.,
                (Community Facility District Number 1, Series 1996 A) ........... 7.000%      08/01/19  $2,032,640       NR/NR
  1,000,000  Albany Unified School District GO, (Series 1995 C), FSA Insured .... 5.000       08/01/19     890,520      Aaa/AAA
    700,000  Bishop Escalon and Lemoore Cities Certificates of Participation, (California
                Cities Financing Corporation, Series 1991 A) .................... 7.700       05/01/11     744,261      Baa/NR
  1,540,000  Brisbane Certificates of Participation, (Capital
                Improvement Refinancing Project) ................................ 6.000       04/01/18   1,477,907      NR/BBB+
  5,350,000  California Educational Facilities Auth. Rev., (St. Mary's College) . 4.750       10/01/20   4,447,134       A/NR
  1,800,000  California Educational Facilities Auth. Rev., (Pooled
                College and University Projects, Series 1995 A) ................. 5.600       12/01/20   1,689,876       A/NR
  1,000,000  California Educational Facilities Auth. Rev., (Mills College) ...... 6.875       09/01/22   1,061,160       A/NR
  1,000,000  California Educational Facilities Auth. Rev., (Pooled
                College and University Financings, Series 1993 B) ............... 6.125       06/01/09     998,130      Baa/NR
    500,000  California Educational Facilties Auth. Rev., (California Lutheran
                University) ..................................................... 7.375       12/01/16     537,770      Baa1/NR
  2,000,000  California Health Facilities Financing Auth. Rev., (Kaiser
                Permanente, Series 1993 C), (MBIA) .............................. 5.600       05/01/33   1,874,740      Aaa/AAA
  4,000,000  California Health Facilities Financing Auth. Rev.,
                (Kaiser Permanente, Series 1989 A), (AMBAC) ..................... 5.880**     10/01/12   1,574,720      Aaa/AAA
  2,015,000  California Health Facilities Financing Auth. Rev., (Pomona
                Valley Community Hospital, Series 1986 A) ....................... 7.000       01/01/17   2,057,738       NR/A-
    175,000  California Housing Finance Agency Home Mortgage
                Rev. Bonds, Series 1988 B ....................................... 8.600       08/01/19     183,545      Aa/AA-
    685,000  California Housing Finance Agency Home Mortgage
                Rev. Bonds, Series 1989 B ....................................... 8.000       08/01/29     715,832      Aa/AA-
    510,000  California Housing Finance Agency Home Mortgage Rev. Bonds,
                Series 1990 C ................................................... 7.600       08/01/30     536,857      Aa/AA-
  3,500,000  California Housing Finance Agency Multi-Unit
                Mortgage Revenue Bonds, Series 1992 C ........................... 6.875       08/01/24   3,606,155       A1/A+
  1,500,000  California Maritime Infrastructure Auth. Airport Rev.,
                (San Diego Unified Port District Airport), (AMBAC) .............. 5.000       11/01/20   1,308,915      Aaa/AAA
    400,000  California Public Capital Improvements Financing Auth. Rev.,
                (Pooled Project, Series 1988 A) ................................. 8.500%      03/01/18     426,884      Baa/NR

                                       55

Schedule of Investment Securities--Municipal High-Yield Fund
====================================================================================================================================
                                                                                                         Value         Rating
Face Value                                  Issue                                 Coupon     Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------     --------   --------     -----------

$   500,000  California State Department of Veterans Affairs Home
                Purchase Rev., (Series 1988 A) .................................. 8.300%      08/01/19 $   521,945       Aa/A+
  3,665,000  California State GO, (Principal Municipal Receipts) ................ 5.780**     09/01/09   1,747,032       A1/A+
  2,000,000  California State Public Works Board Lease Rev.,
                (Department of Corrections, Series 1993D), (FSA) ................ 5.250       06/01/15   1,891,460      Aaa/AAA
  1,000,000  California Statewide Communities Development Auth. Rev., Certificates
                of Participation, (Insurance Health Facility, San Gabriel
                Valley Series 1996 A), (California Mortgage Insurance) .......... 5.500       09/01/14     949,100       NR/A
    625,000  Clayton Improvement Bond Act 1915 Special Assessment,
                (Oakhurst Assessment District) .................................. 8.000       09/02/14     646,550       NR/NR
    145,000  Clayton Improvement Bond Act 1915 Special Assessment,
                (Oakhurst Assessment District, Series 1988 A) ................... 8.400       09/02/10     149,997       NR/NR
  4,500,000  Colton Public Financing Auth. Rev., (Electric System Series 1995) .. 7.500       10/01/20   4,585,140       NR/NR
    750,000  Contra Costa County Public Financing Auth. Tax Allocation
                Rev., (Series 1992 A) ........................................... 7.100       08/01/22     792,405      NR/BBB
    700,000  Corcoran Certificates of Participation+ ............................ 8.750       06/01/16     713,755       NR/NR
    500,000  Cucamonga School District Certificates of Participation, (Series
                1990) ........................................................... 7.600       12/01/15     527,780      Baa/NR
  1,000,000  Davis Community Facility District Number 1991-2 Assessment,
                (Series 1992 B) ................................................. 7.800       09/01/22   1,065,470       NR/NR
  1,500,000  Del Mar Race Track Auth. Rev. ...................................... 6.200       08/15/11   1,470,345       NR/NR
  1,000,000  El Dorado County Board Auth. Lease Rev., (Capital Facility Project)  7.400       11/01/09   1,093,420       A/A-
    350,000  Folsom Redevelopment Agency Tax Allocation Rev., (Series 1987 A) ... 8.600       02/01/13     366,111       NR/NR
  1,500,000  Folsom Special Tax (Community Facility District Number 7) .......... 7.250       09/01/21   1,472,760       NR/NR
  2,350,000  Fontana Community Facility District Number 2
                Special Assessment, (Series 1988 B) ............................. 8.500       09/01/17   2,479,415       NR/NR
  2,000,000  Fontana Public Financing Auth. Tax Allocation Rev., (Series
                1993 A), (MBIA) ................................................. 5.000       09/01/20   1,778,680      Aaa/AAA
  1,000,000  Fontana Redevelopment Agency Tax Allocation, (Jurupa Hills Project)  8.000       01/01/98   1,019,910       NR/NR
  2,500,000  Fontana Redevelopment Agency Tax Allocation, (Jurupa
                Hills Project, Series 1994 B) ................................... 7.700       01/01/19   2,652,375       NR/NR
  1,040,000  Foothill-De Anza Community College District Certificates of
                Participation, (Campus Center Project, Series 1992) ............. 7.350       03/01/07   1,145,498       NR/A-
  2,500,000  Foster City Redevelopment Agency Tax Allocation,
                (Housing Set Aside, Metro Center) ............................... 6.750       09/01/20   2,583,300       NR/A-
  1,185,000  Gateway Improvement Auth. Rev., (Marin City
                Community Facility, Series 1995 A) .............................. 7.750       09/01/25   1,225,041       NR/NR
  1,250,000  Hollister Redevelopment Agency Tax Allocation,
                (Hollister Community Development Project, Series 1989) .......... 7.550       10/01/13   1,325,850      NR/BBB+

                                       56

Schedule of Investment Securities--Municipal High-Yield Fund
====================================================================================================================================
                                                                                                         Value         Rating
Face Value                                  Issue                                 Coupon     Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------     --------   --------     -----------
 $2,000,000  Industry Urban Redevelopment Agency Tax Allocation,
                (Transportation District, Project 3) ............................ 6.900%      11/01/16 $ 2,110,980       NR/A-
    985,000  Irvine Improvement Bond 1915 Special Assessment,
                (District Number 89-9, Series 1992 A) ........................... 7.400       09/02/17   1,011,221       NR/NR
  1,000,000  Lake Elsinore Unified School District Community
                Facilities District Special Tax, (Number 88-1, Series 1991) ..... 8.250       09/01/16   1,069,600       NR/NR
  2,000,000  Long Beach Harbor Rev., (MBIA) ..................................... 5.250       05/15/25   1,794,360      Aaa/AAA
    120,000  Los Angeles County Single Family Mortgage Rev.,
                (GNMA Mortgage, Issue B), (GNMA Collateral) ..................... 9.000       12/01/20     124,541      NR/AAA
  1,000,000  Los Angeles County Transportation Commission
                Sales Tax Rev., (Series 1991 B) ................................. 6.500       07/01/13   1,044,960      A1/AA-
  2,500,000  Los Angeles County Wastewater System Rev., (Series 1993 D) ......... 4.700       11/01/19   2,102,700      Aaa/AAA
  3,000,000  Los Angeles Department of Water and Power Electricity
                Plant Rev., (Series 1994), (MBIA) ............................... 4.750       08/15/14   2,619,480      Aaa/AAA
     40,000  Los Angeles Home Mortgage Rev. ..................................... 9.000       06/15/18      41,068       NR/A
  4,925,000  Northern California Power Agency Rev., (Hydroelectric Project 1,
                Series E) ....................................................... 7.150       07/01/24   5,164,651        A/A-
  2,000,000  Norwalk Community Facilities Financing Auth. Tax Allocation,
                (Series 1995 B) ................................................. 7.400       09/15/25   2,093,080       NR/NR
  2,000,000  Novato Community Facility District Number 1 Special Tax,
                (Vintage Oaks Project) .......................................... 7.200       08/01/15   2,067,800       NR/NR
  1,000,000  Orange County Community Facilities District Special Tax,
                (Number 87-5E, Series 1993 A) ................................... 7.300       08/15/18   1,009,540       NR/NR
  1,500,000  Orange Cove Irrigation District Certificiates of Participation,
                (Series 1992) ................................................... 7.000       02/01/15   1,668,105       NR/BBB
  1,000,000  Pioneer Union Elementary School District GO, Series 1990 ........... 7.500       08/01/14   1,064,790      NR/BBB+
  1,500,000  Pittsburg Assessment District 92-1 Special Assessment,
                (Village at New York Landing) ................................... 8.000       09/02/22   1,552,185       NR/NR
    880,000  Pittsburg Assessment District 90-1 Special Assessment, (Oak Hills) . 7.750       09/02/20      911,856        NR/NR
  2,240,000  Pittsburg Redevelopment Agency Tax Allocation, (Los
                Medanos Project, Series 1993 A), (AMBAC) ........................ 5.000       08/01/17   1,998,214      Aaa/AAA
  5,000,000  Pomona Improvement Bond Act 1915 Special
                Assessment, (Rio Rancho Assessment District 294) ................ 7.500       09/02/21   5,003,450       NR/NR
  4,000,000  Pomona Public Financing Auth. Rev., (Southwest
                Pomona Redevelopment-Series 1993 L) ............................. 5.700       02/01/13   3,766,120     Baa/BBB+
  2,250,000  Rancho Mirage Joint Powers Financing Auth. Certificates
                of Participation, (Eisenhower Memorial Hospital) ................ 7.000       03/01/22   2,407,950       A/NR

                                       57

Schedule of Investment Securities--Municipal High-Yield Fund
====================================================================================================================================
                                                                                                         Value         Rating
Face Value                                  Issue                                 Coupon     Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------     --------   --------     -----------

$ 2,000,000  Redding Joint Powers Financing Auth. Electric Systems
                Rev., (Series 1996 A), (MBIA) ................................... 5.250%      06/01/15 $ 1,878,320     Aaa/AAA
  1,815,000  Redondo Beach Public Financing Auth. Rev., (South Bay
                Center Redevelopment Project) ................................... 7.125       07/01/26   1,814,746       NR/NR
  1,000,000  Richmond Joint Powers Financing Auth. Rev., (Series 1995 A) ........ 5.250       05/15/13     916,520       NR/A
  1,000,000  Rocklin Stanford Ranch Community Facilities District
                Special Tax, Prerefunded at 102% of par ......................... 8.100       11/01/00   1,146,840       NR/NR
    500,000  Roseville Community Facilities District Number 2 Special Tax ....... 8.250       09/01/21     533,320       NR/NR
  3,000,000  Sacramento School Insurance Auth. Rev., (Workers
                Compensation Program, Series 1993 C) ............................ 5.750       06/01/03   3,135,570      NR/AAA
    500,000  St. Helena Certificates of Participation, (Series 1991 C) .......... 7.875       06/01/11     538,765      NR/BBB
  2,000,000  Salinas Assessment District 94-1, (Harden Ranch) ................... 6.875       09/02/11   2,043,260       NR/NR
  1,780,000  San Jose Finance Auth. Rev., (Convention Center, Series 1993 C) .... 6.300       09/01/09   1,850,417       A1/A+
  1,000,000  San Diego Community Facilities District Number 1 Special Tax,
                (Series 1995 B) ................................................. 7.100       09/01/20   1,015,630       NR/NR
  2,800,000  Santa Ana Health Facility Rev., VRDN, (Town &
                Country) (LOC: Banque National de Paris) ........................ 3.650       09/03/96*  2,800,000       NR/A1
  3,250,000  Sierra Sands Unified School District Certificates of Participation,
                (Capital Improvement Refinancing Project, Series 1993) .......... 5.750       02/01/23   2,991,885      Baa1/NR
  3,000,000  South Orange County Public Financing Auth.
                Special Tax, (Jr. Lien, Series 1994 B) .......................... 7.250       09/01/13   3,063,600       NR/NR
  1,615,000  South San Francisco Redevelopment Agency
                Tax Allocation, (Gateway Redevelopment Project) ................. 7.600       09/01/18   1,692,213       NR/NR
    480,000  Southern California Housing Finance Auth. Single Family Mortgage Rev.,
                (GNMA & FNMA Mortgage-Backed Securities, Series A) .............. 7.350       09/01/24     499,814      NR/AAA
    500,000  Southern California Public Power Auth. Rev. Pooled Project ......... 6.750       07/01/10     554,045        A/A
  2,000,000  Southern California Public Power Auth. Rev., (Series 1993 A)
                (AMBAC) ......................................................... 5.000       07/01/15   1,795,740      Aaa/AAA
  2,400,000  Southern California Public Power Auth. Rev.,
                (Transmission Project), (MBIA) .................................. 5.980**     07/01/14     839,040      Aaa/AAA
  2,000,000  Southern California Public Power Auth. Rev.,
                (Transmission Project), (MBIA) .................................. 6.030**     07/01/15     653,200      Aaa/AAA
  1,000,000  Standard Elemetary School District Certificates of Participation,
                (Series 1991) ................................................... 7.375       06/01/11   1,063,420       NR/A-
  1,770,000  Tehama Community Certificates of Participation,
                (Social Services Building Project) .............................. 7.000       10/01/20   1,906,485       NR/A
  1,740,000  Torrance Hospital Rev., (Little County of Mary Hospital) ........... 6.875       07/01/15   1,830,010       NR/A
  1,565,000  Twentynine Palms Water District Certificates of Participation ...... 7.100       08/01/22   1,637,553      NR/BBB
  4,000,000  Victor Valley Joint Union High School District GO, (MBIA) .......... 6.030**     09/01/18   1,082,360      Aaa/AAA

                                       58

Schedule of Investment Securities--Municipal High-Yield Fund
====================================================================================================================================
                                                                                                         Value         Rating
Face Value                                  Issue                                 Coupon     Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------     --------   --------     -----------

$   950,000  Vista Joint Powers Financing Auth. Rev., (Series 1990 A) ........... 7.500%      01/01/16 $ 1,002,288      Baa1/NR
  2,000,000  West Contra Costa Unified School District Certificates
                of Participation, (St. Aid Withholding) ......................... 7.125       01/01/24   2,082,920     Ba1/BBB+
  1,520,000  Windsor Redevelopment Agency Tax Allocation ........................ 6.875       09/01/15   1,602,004      NR/BBB
  1,000,000  Yosemite Community College District Certificates of Participation,
                (Series 1991) ................................................... 7.750       07/01/11   1,150,170      NR/BBB
------------                                                                                          ------------
$152,360,000 Total Investment Securities (cost $138,234,308) ........................................ $142,114,909***
============                                                                                          ============

---------------------------
*   These variable interest rate securities have maturities greater than the indicated maturity dates but are redeemable upon demand at the date indicated.
    For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
**  These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated coupon rate.
    Zero-coupon securities are purchased at a substantial discount from their value at maturity.
*** The High-Yield Fund had 8.36% invested in private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax liability.
+   Private placement security which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of the security was
    $713,755, which represents .5% of the net assets of the High-Yield Fund.

AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA =Municipal Bond Insurance Association
NR = Not Rated
VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average maturity of the portfolio. Rates shown were effective 08-31-96.

                                             PORTFOLIO COMPOSITION BY MARKET SECTOR

                  Tax Allocation ................. 16.5%                  1915 Act ....................   7.7
                  Certificates of Participation .. 13.4                   Other .......................  29.2
                  Electric ....................... 12.1                                                 _____
                  Mello-Roos ..................... 11.8                   TOTAL ....................... 100.0%
                  Hospital .......................  9.3                                                 _____
                                                                                                        -----

                                       59

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              Tax-Free Insured Fund
                        Schedule of Investment Securities
                                 August 31, 1996


MUNICIPAL SECURITIES-93.6%
                                                                                                           Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,000,000  Banning Certificates of Participation (Wastewater
                System, Reference and Improvement Project), (AMBAC) .............. 8.00%      01/01/19  $1,277,130      Aaa/AAA
  1,000,000  Berkeley Certificates of Participation, (Series
                1989), (AMBAC) ................................................... 7.50       06/01/19   1,066,930      Aaa/AAA
  1,095,000  California Health Facilities Financing Auth. Rev.,
                (Mills Peninsula Health, Series 1995 B), (Connie Lee) ............ 5.75       01/15/15   1,076,035      NR/AAA
  1,250,000  California Health Facilities Financing Auth. Rev.,
                (Adventist Health, Series 1991 A), (MBIA) ........................ 7.00       03/01/13   1,355,725      Aaa/AAA
  2,500,000  California Health Facilities Financing Auth. Rev.,
                (Sutter Hospital, Series 1989 A), (AMBAC) ........................ 6.70       01/01/13   2,620,575      Aaa/AAA
  1,560,000  California Public Capital Improvements Financing
                Auth. Rev., (Pooled Project, Series 1988 B), (BIGI) .............. 8.10       03/01/18   1,641,916      Aaa/AAA
  4,250,000  California State Public Works Board Lease Rev., (Department of Corrections,
                State Prisons, Series 1993 A), (AMBAC) ........................... 5.00       12/01/19   3,856,280      Aaa/AAA
  1,000,000  California State University and Colleges Rev.,
                (Housing System), (AMBAC) ........................................ 7.00       11/01/15   1,108,590      Aaa/AAA
  3,925,000  California Statewide Communities Development Auth.
                Rev., (Gemological Institute), (Connie Lee) ...................... 6.75       05/01/10   4,343,837      NR/AAA
  6,500,000  California State GO, (MBIA) ......................................... 6.00       10/01/10   6,890,780      Aaa/AAA
  6,000,000  California State Public Works Board Lease Rev.,
                (Department of Corrections, Series 1993 D), (FSA) ................ 5.25       06/01/15   5,674,380      Aaa/AAA
  1,520,000  Castaic Lake Water Agency Certificates of Participation,
                (Water System Improvement Project, Series 1994 A), (MBIA) ........ 7.00       08/01/12   1,741,297      Aaa/AAA
  1,000,000  Contra Costa County Public Facility Auth. Certificates
                of Participation, (BIGI) ......................................... 7.80       06/01/07   1,091,090      Aaa/AAA

                                       60

Schedule of Investment Securities--Tax-Free Insured Fund
====================================================================================================================================
                                                                                                           Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,000,000  Contra Costa Water District Rev., (Series 1992 E), (AMBAC) .......... 6.25%      10/01/12 $ 1,073,230      Aaa/AAA
  1,000,000  East Valley Water District Certificates of Participation,
                (Treatment Plant Project), (AMBAC) ............................... 6.60       12/01/14   1,084,130      Aaa/AAA
  5,750,000  Encino Joint Powers Financing Auth. Wastewater Rev.,
                (Phase IV Expansion Project, Series 1989 A), (AMBAC) ............. 6.88       08/01/11   6,167,163      Aaa/AAA
  2,000,000  Escondido Joint Powers Financing Auth. Rev., (AMBAC) ................ 6.13       09/01/11   2,063,060      Aaa/AAA
  4,100,000  Foothill-De Anza Community College District Certificates
                of Participation, (Connie Lee) ................................... 6.25       09/01/13   4,222,180      NR/AAA
  1,240,000  Fresno Sewer Rev., (Series 1993 A-1), (AMBAC) ....................... 4.75       09/01/21   1,072,922      Aaa/AAA
  1,725,000  Fresno Sewer Rev., (Series 1993 A-1), (AMBAC) ....................... 6.25       09/01/14   1,854,203      Aaa/AAA
  5,000,000  Glendale Hospital Rev., (Adventist Health, Series 1991 A), (MBIA) ... 6.75       03/01/13   5,442,700      Aaa/AAA
  4,830,000  Glendale Unified School District Certificates of Participation,
                (Series 1994 A), (AMBAC) ......................................... 6.50       03/01/12   5,178,243      Aaa/AAA
  3,630,000  Kern High School District GO, (Series 1993 D), (MBIA) ............... 7.00       08/01/03   4,224,267      Aaa/AAA
  1,340,000  Kern High School District, GO, (Series 1993 C), (MBIA) .............. 6.25       08/01/13   1,442,764      Aaa/AAA
    790,000  Lake Elsinore Public Financing Auth. Tax Allocation Rev.,
                (Redevelopment Projects, Series 1992 C), (FGIC) .................. 6.63       02/01/17     844,099      Aaa/AAA
  1,500,000  Lakewood Redevelopment Agency Tax Allocation,
                Rev., (Project Number 1, Series 1992 A), (FSA) ................... 6.50       09/01/17   1,606,620      Aaa/AAA
  1,900,000  Loma Linda Hospital Rev., (University Medical Center,
                Series B), (MBIA) ................................................ 7.00       12/01/10   2,108,962      Aaa/AAA
  2,000,000  Los Angeles Community College District Certificates
                of Participation, (FSA) .......................................... 6.90       08/15/00   2,208,440      Aaa/AAA
  1,555,000  Los Angeles Community Redevelopment Agency
                Housing Rev., (Series 1994 C), (AMBAC, FHA) ...................... 7.00       01/01/14   1,660,756      Aaa/AAA
  4,000,000  Los Angeles Community Redevelopment Agency
                Tax Allocation Rev., (Bunker Hill, Series 1993 H), (FSA) ......... 6.50       12/01/15   4,297,120      Aaa/AAA
  3,500,000  Los Angeles Community Redevelopment Agency
                Tax Allocation Rev., (Bunker Hill, Series 1993 H), (FSA) ......... 6.50       12/01/14   3,754,730      Aaa/AAA
  5,000,000  Los Angeles Convention and Exhibition Center Auth. Lease
                Rev., (Series 1993 A), (MBIA) .................................... 5.13       08/15/21   4,476,000      Aaa/AAA
  1,000,000  Los Angeles County Transportation Commission Sales Tax Rev., (AMBAC)  6.50       07/01/13   1,065,820      Aaa/AAA
  1,100,000  Los Angeles Wastewater System Rev., (Series 1991 C), (AMBAC) ........ 7.00       06/01/11   1,182,830      Aaa/AAA

                                       61

Schedule of Investment Securities--Tax-Free Insured Fund
====================================================================================================================================
                                                                                                           Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,915,000  Midpeninsula Regional Open Space District Financing
                Auth. Rev., (AMBAC) .............................................. 5.90%      09/01/14 $ 1,925,858      Aaa/AAA
  5,000,000  Modesto, Stockton, Redding Public Power Agency Rev., (San Juan Project,
                 Series 1989 D), (MBIA) .......................................... 6.75       07/01/20   5,668,650      Aaa/AAA
  1,200,000  National City Joint Powers Auth. Lease Rev., (Police
                Facilities Project), (AMBAC) ..................................... 6.75       10/01/17   1,308,204      Aaa/AAA
  2,000,000  Oakland Joint Powers Financing Auth. Lease Rev.,
                (Administration Buildings), (AMBAC) .............................. 5.90       08/01/16   2,004,120      Aaa/AAA
  2,810,000  Oakland Redevelopment Agency Tax Allocation Rev.,
                (Central District), (AMBAC) ...................................... 5.50       02/01/14   2,755,908      Aaa/AAA
  1,925,000  Oakland Refunding Pension Financing Rev., (Series 1988 A), (FGIC) ... 7.60       08/01/21   2,068,990      Aaa/AAA
  1,700,000  Orange County Improvement Bond, VRDN, (Assessment
                District Number 88-1) (LOC:  Societe  Generale) .................. 3.65       09/03/96*  1,700,000     VMIG1/A2
  1,000,000  Orange County Apartment Development Rev., VRDN, (Laguna Summit
                Apartments Series 1985 X), (LOC: Tokai BK LTD) ................... 3.40       09/03/96*  1,000,000     VMIG2/NR
  2,000,000  Orange County Certificates of Participation, (Civic Center
                Expansion Project), (AMBAC) ...................................... 6.70       08/01/18   2,218,560      Aaa/AAA
  1,000,000  Pasadena Certificates of Participation, (Refunding and
                Capital Projects), (AMBAC) ....................................... 5.00       02/01/16     901,540      Aaa/AAA
  3,600,000  Perris Public Financing Auth. Local Agency Rev., (Parity
                Series 1996 F), (FSA) ............................................ 5.85       09/01/24   3,558,456      Aaa/AAA
  1,500,000  Pittsburg Multifamily Mortgage Rev., VRDN, (Fountain,
                Series 1988 A), (FNMA) ........................................... 3.40       09/04/96*  1,500,000      NR/A1+
  1,950,000  Ramona Municipal Water District Certificates of Participation,
                (AMBAC) .......................................................... 7.20       10/01/10   2,126,807      Aaa/AAA
  1,100,000  Redlands Unified School District Certificates of Participation,
                (FSA) ............................................................ 6.00       09/01/12   1,113,794      Aaa/AAA
    580,000  Redondo Beach Redevelopment Agency Tax Allocation
                Rev., (South Bay Center Redevelopment), (FGIC) ................... 8.63       05/01/14     601,976      Aaa/AAA
  2,505,000  Sacramento Redevelopment Agency Tax Allocation Rev., (Merged
          `     Downtown Redevelopment Project, Series 1990 A), (MBIA) ........... 6.50       11/01/13   2,685,886      Aaa/AAA
  3,000,000  Saddleback Community College District Certificates of
                Participation, (BIGI) ............................................ 7.00       08/01/19   3,217,560      Aaa/AAA
 10,000,000  San Francisco City and County International Airport Rev.,
                (Refunding, Second Series Issue 2), (MBIA) ....................... 6.75       05/01/20  10,925,200      Aaa/AAA

                                       62

Schedule of Investment Securities--Tax-Free Insured Fund
====================================================================================================================================
                                                                                                           Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 5,250,000  San Francisco Bay Area Rapid Transportation District
                Sales Tax Rev., (AMBAC) .......................................... 6.75%      07/01/09 $ 5,743,238      Aaa/AAA
  1,000,000  San Mateo County Transportation District Sales Tax Rev.,
                (Series 1993 A), (MBIA) .......................................... 5.25       06/01/18     945,990      Aaa/AAA
  3,535,000  San Mateo County Joint Powers Financing Auth. Lease Rev.,
                (Refunding Capital Projects Program), (MBIA) ..................... 6.50       07/01/15   3,860,821      Aaa/AAA
  1,000,000  Santa Clara Electric Rev., (Series 1991 A), (MBIA) .................. 6.25       07/01/19   1,024,150      Aaa/AAA
  2,000,000  Santa Margarita/Dana Point Auth. Rev., (Improvement
                Districts 3, 3A, 4, 4A, Series 1994 B), (MBIA) ................... 7.25       08/01/14   2,354,300      Aaa/AAA
  3,685,000  Simi Valley Unified School District, GO, (FGIC) ..................... 5.00       08/01/15   3,350,844      Aaa/AAA
  2,500,000  South Coast Air Quality Management District Building
                Rev., (Installment Sale Headquarters), (AMBAC) ................... 6.00       08/01/11   2,624,675      Aaa/AAA
  7,000,000  Southern California Public Power Auth. Rev., (Refunding
                Series 1993 A), (FSA) ............................................ 5.50       07/01/12   6,819,050      Aaa/AAA
     80,000  Thousand Oaks Redevelopment Agency Rev.,
                (Single Family Residential Mortgage Rev.), (AMBAC) ............... 7.90       01/01/16      82,131      Aaa/AAA
  2,500,000  Ukiah Electric Rev., (MBIA) ......................................... 6.25       06/01/18   2,668,300      Aaa/AAA
  3,250,000  Vallejo Rev., (Water Improvement Project, Series 1992 B), (FGIC) .... 6.50       11/01/14   3,625,310      Aaa/AAA
  1,445,000  Walnut Valley Unified School District, GO, (Series 1992 B), (AMBAC) . 6.00       08/01/10   1,523,926      Aaa/AAA
  4,525,000  Woodland Certificates of Participation, (Wastewater System
                Reference Project), (AMBAC) ...................................... 5.75       03/01/12   4,578,304      Aaa/AAA
------------                                                                                          ------------
$169,115,000 Total Municipal Securities ............................................................ $ 177,257,352
------------                                                                                          ------------



MUNICIPAL DERIVATIVES-6.4%
  2,000,000  East Bay Municipal Utility District Wastewater Treatment System Rev.,
                Yield Curve Notes, Inverse Floater1, (AMBAC) ..................... 7.07       06/01/13   1,822,500      Aaa/AAA
  1,000,000  San Diego County Water Auth. Certificates of Participation, (Reg Rites),
                Yield Curve Notes, Inverse Floater1, (FGIC) ...................... 7.43       05/01/09   1,026,250      Aaa/AAA
  7,000,000  San Diego County Certificates of Participation, (Auction Rate Certificates
                and Yield Curve Certificates), Inverse Floater1, (AMBAC) ......... 5.49       09/01/12   6,923,630      Aaa/AAA

                                       63

Schedule of Investment Securities--Tax-Free Insured Fund
====================================================================================================================================
                                                                                                           Value        Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 2,750,000  Southern California Public Power Auth. Rev.,
                Yield Curve Notes, Inverse Floater1, (FGIC) ...................... 6.79%      07/01/17 $ 2,361,562      Aaa/AAA
------------                                                                                          ------------
  12,750,000 Total Municipal Derivatives ...........................................................    12,133,942
------------                                                                                          ------------
$181,865,000 Total Investment Securities (cost $183,138,086) ....................................... $ 189,391,294
============                                                                                          ============

---------------------------
1 Inverse floaters bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause their value to be twice as volatile as long-term bonds when market interest rates change. The Insured Fund is limited to 10% of its net assets in inverse floaters.
* These variable interest rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

AMBAC = AMBAC Indemnity Corp.
BIGI = Bond Investor's Guaranty, Inc.
FGIC = Financial Guaranty Insurance Company
FHA = Federal Housing Authority
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA =Municipal Bond Insurance Association
NR = Not Rated
VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average maturity of the portfolio. Rates shown were effective 08-31-96.

                                            PORTFOLIO COMPOSITION BY MARKET SECTOR

                  Certificates of Participation .. 26.2%                 Hospital .....................   6.4%
                  Water/Sewer .................... 12.0                  Transportation ...............   5.7
                  Tax Allocation .................  9.9                  Other ........................  12.7
                  Electric .......................  9.7                                                 _____
                  Prerefunded ....................  8.9                  TOTAL ........................ 100.0%
                  General Obligation .............  8.5                                                 _____
                                                                                                        -----

                                       64


TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


Twentieth Century Mutual Funds
and The Benham Group

------------------------------

P.O. Box 419200  o  Kansas City, Missouri 64141-6200


Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.        BN-BKT-6000 10/96



                                   [Book Two]




                                BENHAM CALIFORNIA
                               TAX-FREE BOND FUNDS

                                ================

                        Annual Report  o  August 31, 1996


                            [photo of the California
                                  State flag]


                           Tax-Free Limited-Term Fund
                         Tax-Free Intermediate-Term Fund
                             Tax-Free Long-Term Fund


                         TWENTIETH CENTURY MUTUAL FUNDS
                              AND THE BENHAM GROUP



                                  [front cover]



                                    CONTENTS
   U.S. ECONOMIC REVIEW..................................  1

   MUNICIPAL MARKET SUMMARY..............................  2

   CALIFORNIA ECONOMIC &
   CREDIT ANALYSIS.......................................  3

   TAX-FREE LIMITED-TERM FUND
   Performance Information...............................  4
   Performance Comparisons & Total Return Breakdown......  5
   Portfolio Information.................................  6
   Management Discussion.................................  7
   Financial Highlights...................................28
   Financial Statements and Notes.........................31
   Schedule of Investments................................38

   TAX-FREE INTERMEDIATE-TERM FUND
   Performance Information...............................  9
   Performance Comparisons & Total Return Breakdown.......10
   Portfolio Information..................................11
   Management Discussion .................................12
   Financial Highlights...................................29
   Financial Statements and Notes.........................31
   Schedule of Investments................................41

   TAX-FREE LONG-TERM FUND
   Performance Information................................14
   Performance Comparisons & Total Return Breakdown.......15
   Portfolio Information..................................16
   Management Discussion .................................17
   Financial Highlights...................................30
   Financial Statements and Notes.........................31
   Schedule of Investments................................49

   INVESTMENT FUNDAMENTALS
   Definitions............................................19
   The Yield Curve........................................21
   Muni Risk Factors......................................22
   Portfolio Sensitivity Measures.........................23
   Bond Pricing...........................................24
   Portfolio Structures & Taxable Distributions...........25



                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM    [photo of James
                             Chairman, Benham Funds   M. Benham]

After a slow start in January, the U.S. economy grew at a healthy pace for the first three quarters of 1996, confounding market analysts who predicted a significant slowdown in the second half of the year. During 1995, economic weakness prompted the Federal Reserve (the Fed) to make a series of short-term interest rate cuts, culminating in a quarter-of-a-percent cut in January 1996. This expansionary monetary policy helped speed the pace of U.S. economic growth from an anemic 0.3% annual rate in the fourth quarter of 1995 to a more robust 2.0% in the first quarter of 1996. Growth expanded further to an impressive 4.7% in the second quarter of the year (see the accompanying graph).

[bar graph on left side of page - graph data described below]

Stronger-than-expected corporate earnings provided fuel for increased corporate expansion and job growth. Nearly two million new jobs were created in the first eight months of the year, sending the national unemployment rate to a six-year low of 5.1%. Healthy employment numbers and a strong performance by U.S. stocks in general led to fears of inflationary pressure and expectations of an interest rate hike by the Fed. As a result, U.S. bonds overall gave a lackluster performance for the period.

But the expected surge in inflation failed to materialize. For the first eight months of the year, inflation, as measured by the consumer price index (CPI), grew at an annualized rate of 3.2%, as compared to a 2.8% rate for the first eight months of 1995. (The 2.5% inflation rate for all of 1995 was the lowest annual rate since 1986.) Because of this apparent lack of inflationary pressure, the Fed held interest rates steady through September.

Nevertheless, some market participants believe that the Fed will raise interest rates before the end of the year. Signs of wage inflation have surfaced--in June, the Labor Department reported the largest average hourly earnings increase in more than 30 years. In spite of higher interest rates for most of this year, the housing market has remained robust, and consumer confidence is at a six-year high, indicating that the U.S. consumer may still have some spending power. Whatever the Fed's plans, however, it is unlikely that we will see a Fed move in interest rates until the November elections are safely past.

[graph data]

Quarterly Economic Growth (GDP)
vs. Inflation (Consumer Price Index)
July 1994 - August 1996
                  GDP               CPI
Jan-94                              2.52
Feb-94                              2.51
Mar-94            2.50              2.51
Apr-94                              2.36
May-94                              2.29
Jun-94            4.90              2.56
Jul-94                              2.70
Aug-94                              2.90
Sep-94            3.50              3.03
Oct-94                              2.68
Nov-94                              2.60
Dec-94            3.00              2.60
Jan-95                              2.87
Feb-95                              2.79
Mar-95            0.40              2.86
Apr-95                              2.98
May-95                              3.12
Jun-95            0.70              3.04
Jul-95                              2.83
Aug-95                              2.62
Sep-95            3.80              2.54
Oct-95                              2.74
Nov-95                              2.67
Dec-95            0.30              2.67
Jan-96                              2.72
Feb-96                              2.72
Mar-96            2.00              2.84
Apr-96                              2.90
May-96                              2.96
Jun-96            4.70              2.75
Jul-96                              2.95
Aug-96                              2.88
Source: Bloomberg Financial Markets

                                       1


                                 MARKET SUMMARY

                              MUNICIPAL SECURITIES

      by Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: Terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 19-25).

Although 1995 saw the strongest U.S. bond returns in a decade, the first quarter of 1996 marked a major shift in bond market expectations. A surprising economic recovery led by unexpectedly strong employment growth (discussed on page 1) caused investors to fear that inflation--the great eroder of bond returns--would rear its ugly head. As a result, the bond market sold off and the yield curve* rose dramatically from February to April. Since then, the yield on the 30-year municipal bond has ranged from 5.45% to 6.00%.

Municipal bond (muni) prices followed the downward trend of the broader bond market as yields rose (see the accompanying graph). Though the bear market mentality that prevailed caused muni bond prices to fall, Treasury securities (Treasuries) fell farther. As a result, munis significantly outperformed Treasuries during the first eight months of the year. Some of this outperformance can be attributed to dissipating flat-tax fears, which had a negative effect on munis in 1995 and caused them to be inexpensively priced compared to Treasuries. Munis' strong showing was more surprising given that Jack Kemp, a strong advocate of the flat-tax initiative, was added to the Republican presidential ticket as Bob Dole's running mate. Nonetheless, flat-tax fears seem to have largely evaporated, emphasizing the market's belief that President Clinton will remain in office.

[line graph on left side of page - graph data described below]

Other factors also supported muni prices during the period. Though muni issuance this year is slightly ahead of the pace seen in 1995, new supply--especially in the shorter-maturity sector--remains at historically low levels. Low levels of supply, combined with an upsurge of demand, helped support muni prices during the period. Muni issuance is expected to remain sluggish in the near term, which should help limit market gyrations. However, the economic environment remains uncertain--further signs of economic strength could fuel inflation concerns, while faltering economic growth would likely benefit all fixed-income securities.

[graph data]

The Shifting Municipal Yield Curve

Years             8/30/96           2/29/96
"1"               3.87%             3.35%
"2"               4.12              3.65
"3"               4.32              3.85
                  4.47              3.97
"5"               4.57              4.09
                  4.67              4.2
"7"               4.77              4.309
                  4.87              4.409
                  4.97              4.509
"10"              5.07              4.609
                  5.152             4.707
                  5.234             4.805
                  5.316             4.903
                  5.398             5.001
"15"              5.48              5.099
                  5.514             5.137
                  5.548             5.175
                  5.582             5.213
                  5.616             5.251
"20"              5.65              5.289
                  5.658             5.299
                  5.666             5.309
                  5.674             5.319
                  5.682             5.329
"25"              5.69              5.339
                  5.694             5.345
                  5.698             5.351
                  5.702             5.357
                  5.706             5.363
"30"              5.71              5.369
Source: Bloomberg Financial Markets

                                       2


                           CALIFORNIA CREDIT ANALYSIS

                        STATE ECONOMIC AND CREDIT REVIEW

by Steven Permut, Manager of Municipal Credit Analysis, and the Benham Municipal
        Credit Analysis Team: Joe Crowley, Scott Lord and Bill McClintock

California's economic recovery has been the driving force behind an improvement in the state's credit quality. As we anticipated in our last report, the state's credit rating was upgraded by two rating agencies. This improvement in credit quality resulted in higher net asset values and higher total returns for Benham California bond fund shareholders.

The state's economic turnaround, which began in the fourth quarter of 1993, continued through the six months ended August 31, 1996. With employment growth exceeding the national average, California's unemployment rate fell to 7.1% in June from a 1993 recessionary high of more than 9%. California's economy has more than replaced the jobs lost during the recession (see the accompanying graph), with significant growth in the technology, tourism and entertainment sectors.

[mountain graph on left side of page - graph data described below]

Underscoring the state's economic turnaround has been the strong growth in sales tax revenues. We've also witnessed statewide improvement in the real estate sector. The San Francisco Bay Area has seen property values rise appreciably, while the southern California real estate market has bottomed out and begun to exhibit positive characteristics. Real estate prices in many regions have surpassed their 1989 highs, indicating the regional vitality of California's real estate market. Despite these generally positive trends, California and its municipalities face fiscal challenges from welfare reform, funding for education infrastructure and rising criminal justice expenditures.

Regionally, the San Francisco Bay Area continues to show impressive growth. The state's Central Valley is stable and enjoying moderate growth. Southern California in general and the Los Angeles basin in particular have exhibited the first real signs of an economic turnaround, indicating that the effects of cutbacks in defense spending and military base closures have largely run their course. Though local governments such as cities and school districts have generally benefited from the state's economic strength, individual disparities point to a continued need for thorough case-by-case credit analysis.

[graph data]

California Employment
(non-farm, seasonally adjusted,
6-mo. moving average, in thousands)

1/31/91           12505.6
2/28/91           12487.2
3/31/91           12466.7
4/30/91           12445.7
5/31/91           12423.3
6/30/91           12398.5
7/31/91           12383.1
8/31/91           12371.7
9/30/91           12361.5
10/31/91          12349.8
11/30/91          12335.1
12/31/91          12318.5
1/31/92           12293.3
2/29/92           12262.8
3/31/92           12241.9
4/30/92           12223.2
5/31/92           12207.3
6/30/92           12192.3
7/31/92           12187.5
8/31/92           12181.4
9/30/92           12163.9
10/31/92          12146.9
11/30/92          12130.8
12/31/92          12113.9
1/31/93           12099.5
2/28/93           12088.3
3/31/93           12078
4/30/93           12063.6
5/31/93           12051.5
6/30/93           12046
7/31/93           12039.6
8/31/93           12037.3
9/30/93           12037.9
10/31/93          12039.3
11/30/93          12039.2
12/31/93          12044.1
1/31/94           12042.7
2/28/94           12047.8
3/31/94           12060.7
4/30/94           12075.4
5/31/94           12093.9
6/30/94           12108.5
7/31/94           12126.2
8/31/94           12142
9/30/94           12156.5
10/31/94          12170.5
11/30/94          12187.1
12/31/94          12208.9
1/31/95           12225.9
2/28/95           12252
3/31/95           12275
4/30/95           12303.1
5/31/95           12331.3
6/30/95           12355.1
7/31/95           12388.6
8/31/95           12414.9
9/30/95           12445.4
10/31/95          12472.2
11/30/95          12497.2
12/31/95          12521.2
1/31/96           12545.1
2/96              12620.2
3/96              12657.4
4/96              12671.1
5/96              12722.7
6/96              12755.2
Source: U.S. Department of Labor,
Bureau of Labor Statistics

                                       3


                               LIMITED-TERM FUND

                                 CURRENT YIELD*

                              As of August 31, 1996

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          3.72%              5.70%        5.94%         6.41%        6.46%


Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*

                        For Periods Ended August 31, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 Year       3 Years     5 Years  Life of Fund
--------------------------------------------------------------------------------

        $10.13-$10.38           3.87%        3.69%        N/A        4.58%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 28.

The Fund commenced operations on June 1, 1992.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                       4


                               LIMITED-TERM FUND

                           SEC PERFORMANCE COMPARISON

      Comparative Performance of $10,000 Invested on 6/1/92 in the Fund and in the Lehman Brothers, Inc. Three-Year Municipal Bond Index

[line graph data - described below]

                  Index             Fund
5/31/92           10000             10000
6/30/92           10122             10074
7/31/92           10319             10249
8/31/92           10273             10222
9/30/92           10357             10277
10/31/92          10317             10251
11/30/92          10389             10347
12/31/92          10451             10413
1/31/93           10530             10497
2/28/93           10695             10673
3/31/93           10663             10616
4/30/93           10725             10679
5/31/93           10754             10699
6/30/93           10823             10754
7/30/93           10838             10733
8/31/93           10897             10850
9/30/93           10945             10913
10/31/93          10967             10923
11/30/93          10953             10925
12/31/93          11068             11029
1/31/94           11158             11095
2/28/94           11054             10986
3/31/94           10920             10881
4/29/94           10984             10903
5/31/94           11036             10929
6/30/94           11039             10942
7/29/94           11131             11029
8/31/94           11171             11057
9/30/94           11143             11037
10/31/94          11116             11008
11/30/94          11096             10946
12/30/94          11144             10962
1/31/95           11237             11059
2/28/95           11356             11206
3/31/95           11458             11290
4/28/95           11497             11337
5/31/95           11673             11468
6/30/95           11701             11518
7/31/95           11825             11581
8/31/95           11917             11646
9/30/95           11950             11683
10/31/95          12008             11749
11/30/95          12085             11835
12/31/95          12135             11874
1/31/96           12230             11977
2/29/96           12233             11970
3/31/96           12203             11904
4/30/96           12218             11925
5/31/96           12229             11945
6/30/96           12302             11995
7/31/96           12370             12077
8/31/96           12388             12096

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Lehman Brothers, Inc. Three-Year Municipal Bond Index, over the life of the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.


                          LIPPER PERFORMANCE COMPARISON


Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/96 for the funds in Lipper's "California Short-Term Municipal Debt Funds" category.

                                  1 Year         3 Years       Life of Fund+

The Fund:                         3.87%          3.69%         4.49%
Category Average:                 3.73%          3.69%         4.84%
The Fund's Ranking:               4 out of 12    5 out of 6    2 out of 2

+ from June 30, 1992, through August 31, 1996

Total returns are based on historical performance and do not guarantee future results.


                         ONE-YEAR TOTAL RETURN BREAKDOWN

                      For the Period Ended August 31, 1996

                                % From Realized
         % From              and Unrealized Losses           One-Year
         Income         +        on Investments      =     Total Return

          4.27%         +           (0.40)%          =         3.87%


                                       5


                                LIMITED-TERM FUND

                            KEY PORTFOLIO STATISTICS


                                    8/31/96             2/29/96

         Market Value:              $101,541,532        $100,157,096
         Number of Issues:          55                  52
         Average Coupon:            5.77%               5.75%
         Average Maturity:          2.95 years          3.22 years
         Average Duration:          2.55 years          2.80 years
For definitions of these terms, see page 20.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                                  [pie charts]
                    8/31/96                       2/29/96
                    A 21.4%                       A 22.0%
                    AA 13.6%                      AA 20.0%
                    AAA 65.0%                     AAA 58.0%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 22.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                                  [pie charts]
                    8/31/96                       2/29/96
                    Prerefunded: 18.5%            Prerefunded: 19.5%
                    GO: 14.2%                     COPs: 12.9%
                    COPs: 12.1%                   Hospital: 11.3%
                    Sales Tax: 10.1%              GO: 11.3%
                    Hospital: 9.6%                Water/Sewer: 11.0%
                    Water/Sewer: 6.1%             Sales Tax: 9.3%
                    Electric: 5.4%                Electric: 6.2%
                    Other: 24.0%                  Other: 18.5%

For definitions of these security types, see page 19.


                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]
                  8/31/96                       2/29/96
                  less than 1 Year: 16.5%       less than 1 Year: 10.0%
                  1-5 Years: 63.0%              1-5 Years: 68.0%
                  5-10 Years: 20.5%             5-10 Years: 22.0%

The Fund invests primarily in short-term California municipal obligations. The Fund's weighted average portfolio maturity is typically one to five years, with three years considered a "neutral" position.


                                       6


                               LIMITED-TERM FUND

                              MANAGEMENT DISCUSSION

                  with Joel Silva, Municipal Portfolio Manager

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 19-25).

Q:       How did the Fund perform?

A: The Fund managed a solid performance in comparison with its peers. For the fiscal year ended August 31, 1996, the Fund's total return placed it in the top third of the 12 funds in Lipper's "California Short Municipal Debt Funds" category. The Fund's total return of 3.87% was 14 basis points* higher than the 3.73% average total return for its Lipper category (see the Lipper Performance Comparison on page 5).

Q:       Why did the Fund perform well against its peers?

A: One contributing factor was the Fund's relatively conservative positioning during the period, compared with many of the funds in its Lipper category. This conservative approach allowed the Fund to perform well in comparison with its category average as interest rates rose throughout 1996.

         In addition, we should acknowledge the contribution of our strong credit research team, which made many accurate assessments of specific credit situations in California. California is a complex, dynamic state, making thorough research vital. Finding California municipal securities that we feel are undervalued in places others have passed over has enhanced our ability to stay in front of what we call the "upgrade curve" (the chance for securities to appreciate in value relative to their current prices due to a credit upgrade).

Q:       Why and how did you change the Fund's positioning?

A: When the fiscal period began, we had just finished shifting the Fund from a bullet structure* to more of a barbell structure* to take advantage of the flattening yield curve. We also lengthened the Fund's average maturity* from 2.5 years at the start of the fiscal period to
         3.2 years by February, as securities with maturities of one to five years had become less attractive than securities in the five- to ten-year maturity range. This positioning produced some price appreciation and enabled the Fund to pick up extra yield. Shortly after February, when the market did an abrupt about-face, we lowered the Fund's average maturity to 2.9 years. Around April, we shifted the Fund toward more of a ladder structure* as the one- to ten-year portion of the muni curve flattened. This neutral posture allows the Fund to be more quickly adjusted in the event that the yield curve changes.

                                       7

                                LIMITED-TERM FUND

                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: The Fund's board of trustees recently approved a change to allow the Fund to invest in the entire spectrum of investment-grade securities (BBB- and above rated). Previously, the Fund could only invest in securities rated A or higher. Why the change?

A: The ability to invest in the full range of investment-grade securities will help us better compete with the Fund's peers, most of which already have the ability to invest in these securities. By fully utilizing our strong credit staff, we will selectively add these securities to the Fund's portfolio with the aim of improving the Fund's total return.

Q: Will this result in any significant change in the way you manage the Fund?

A: No. The Fund's management strategy and objectives will remain essentially the same. We will continue to maintain our long-term objectives and "hunt value" along the yield curve.

Q:       What is the outlook for munis for the remainder of 1996?

A: Though the outlook for bonds in general is rather uncertain, we expect supply and demand factors to continue working in munis' favor for the near future. Historically low muni issuance, especially among short-term securities, combined with strong demand has been a major factor helping to support prices.

Q: Given this situation, what are your plans for the Fund over the next six months?

A: We will likely maintain the Fund's neutral posture until we have a clearer picture of the market's direction. We will also continue to favor a bias toward a laddered structure until the market breaks out of its current trading range. This positioning will allow us to either lengthen or shorten the Fund's average maturity if the economic outlook changes dramatically. In addition, we will continue to utilize our strong credit research team to search for securities with undervalued credit ratings.

                                       8


                             INTERMEDIATE-TERM FUND

                                 CURRENT YIELD*

                              As of August 31, 1996

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          4.43%              6.78%        7.08%         7.63%        7.69%


Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750


                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*

                        For Periods Ended August 31, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $10.89-$11.44           4.79%        4.30%       6.46%       6.28%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 29.

The Fund commenced operations on November 9, 1983.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                       9


                            INTERMEDIATE-TERM FUND

                           SEC PERFORMANCE COMPARISON

      Comparative Performance of $10,000 Invested on 9/1/86 in the Fund and in the Lehman Brothers, Inc. Five-Year Municipal General Obligation Index

[line graph data - described below]

                  Index             Fund
8/31/86           10000             10000
9/30/86           10128             10064
10/31/86          10301             10268
11/30/86          10427             10351
12/31/86          10395             10309
1/31/87           10596             10532
2/28/87           10692             10597
3/31/87           10632             10514
4/30/87           10317             10038
5/31/87           10316             10056
6/30/87           10534             10217
7/31/87           10655             10360
8/31/87           10676             10352
9/30/87           10317             10003
10/31/87          10469             10109
11/30/87          10595             10283
12/31/87          10711             10389
1/31/88           10975             10645
2/29/88           11086             10741
3/31/88           11044             10682
4/30/88           11145             10765
5/31/88           11010             10686
6/30/88           11090             10740
7/31/88           11141             10781
8/31/88           11108             10757
9/30/88           11216             10876
10/31/88          11314             10986
11/30/88          11254             10913
12/31/88          11285             11002
1/31/89           11447             11128
2/28/89           11325             11028
3/31/89           11253             10977
4/30/89           11447             11165
5/31/89           11654             11329
6/30/89           11782             11443
7/31/89           11954             11592
8/31/89           11908             11539
9/30/89           11913             11527
10/31/89          11924             11623
11/30/89          12075             11785
12/31/89          12174             11876
1/31/90           12179             11895
2/28/90           12271             11973
3/31/90           12232             11939
4/30/90           12192             11884
5/31/90           12415             12101
6/30/90           12506             12195
7/31/90           12655             12344
8/31/90           12612             12250
9/30/90           12638             12284
10/31/90          12824             12497
11/30/90          13009             12680
12/31/90          13058             12706
1/31/91           13249             12905
2/28/91           13370             12998
3/31/91           13339             12956
4/30/91           13506             13112
5/31/91           13575             13189
6/30/91           13573             13159
7/31/91           13708             13279
8/31/91           13885             13443
9/30/91           14055             13624
10/31/91          14162             13701
11/30/91          14207             13710
12/31/91          14526             14025
1/31/92           14554             14026
2/29/92           14563             13993
3/31/92           14514             13956
4/30/92           14642             14059
5/31/92           14773             14214
6/30/92           14986             14428
7/31/92           15379             14908
8/31/92           15264             14678
9/30/92           15360             14810
10/31/92          15310             14656
11/30/92          15495             14886
12/31/92          15603             15020
1/31/93           15771             15248
2/28/93           16183             15764
3/31/93           15999             15515
4/30/93           16102             15634
5/31/93           16159             15679
6/30/93           16377             15931
7/30/93           16389             15882
8/31/93           16611             16207
9/30/93           16731             16442
10/31/93          16756             16460
11/30/93          16708             16327
12/31/93          16936             16625
1/31/94           17096             16807
2/28/94           16776             16397
3/31/94           16402             15964
4/29/94           16567             16027
5/31/94           16660             16142
6/30/94           16622             16088
7/29/94           16803             16331
8/31/94           16884             16388
9/30/94           16757             16242
10/31/94          16663             16053
11/30/94          16557             15831
12/30/94          16702             16006
1/31/95           16863             16309
2/28/95           17107             16619
3/31/95           17379             16846
4/28/95           17426             16911
5/31/95           17808             17284
6/30/95           17822             17197
7/31/95           18072             17379
8/31/95           18254             17549
9/30/95           18309             17681
10/31/95          18386             17869
11/30/95          18542             18053
12/31/95          18644             18171
1/31/96           18866             18379
2/29/96           18802             18319
3/31/96           18702             18047
4/30/96           18674             18059
5/31/96           18652             18067
6/30/96           18784             18168
7/31/96           18908             18396
8/31/96           18948             18387

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Lehman Brothers, Inc. Five-Year Municipal General Obligation Index, over the past 10 years. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/96 for the funds in Lipper's "California Intermediate Municipal Debt Funds" category.

                          1 Year        3 Years       5 Years       10 Years
The Fund:                 4.79%         4.30%         6.46%         6.28%
Category Average:         4.35%         4.08%         6.28%         6.28%
The Fund`s Ranking:       11 out of 29  5 out of 15   2 out of 5    1 out of 1

Total returns are based on historical performance and do not guarantee future results.


                         ONE-YEAR TOTAL RETURN BREAKDOWN
                      For the Period Ended August 31, 1996

                                % From Realized
         % From              and Unrealized Losses           One-Year
         Income         +        on Investments      =     Total Return

          4.88%         +           (0.09)%          =         4.79%

                             INTERMEDIATE-TERM FUND
                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96

         Market Value:              $425,195,712        $429,337,052
         Number of Issues:          142                 146
         Average Coupon:            6.08%               5.96%
         Average Maturity:          7.70 years          8.11 years
         Average Duration:          5.40 years          5.60 years

For definitions of these terms, see page 20.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                                  [pie charts]
                    8/31/96                       2/29/96
                    A 16.8%                       A 18.0%
                    AA 14.2%                      AA 14.0%
                    AAA 69.0%                     AAA 66.0%
                                                  BBB 2.0%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 22.


                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                                  [pie charts]
                    8/31/96                       2/29/96
                    COPs: 22.1%                   COPs: 25.5%
                    Water/Sewer: 16.6%            Water/Sewer: 20.5%
                    Sales Tax: 13.0%              Electric: 12.5%
                    Electric: 12.1%               Sales Tax: 11.4%
                    GO: 6.4%                      GO: 7.4%
                    Hospital: 6.1%                Hospital: 6.0%
                    Other: 23.7%                  Other: 16.7%

For definitions of these security types, see page 19.


                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]
                    8/31/96                       2/29/96
                    less than 1 Year: 1.5%        less than 1 Year: 3.0%
                    1-5 Years: 21.6%              1-5 Years: 12.0%
                    5-10 Years: 59.6%             5-10 Years: 55.0%
                    10-20 Years: 17.3%            10-20 Years: 30.0%

The Fund invests primarily in intermediate-term California municipal obligations. The Fund's weighted average portfolio maturity is typically five to ten years, with seven years considered a "neutral" position.

                             INTERMEDIATE-TERM FUND

                              MANAGEMENT DISCUSSION

with Dave MacEwen, Vice President & Senior Municipal Portfolio Manager, and
              Colleen Denzler, Senior Municipal Portfolio Manager

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 19-25).

Q:       How did the Fund perform?

A: The Fund managed a solid performance in comparison with its peers. For the fiscal year ended August 31, 1996, the Fund's total return ranked it 11 out of the 29 funds in Lipper's "California Intermediate Municipal Debt Funds" category. The Fund's total return of 4.79% was 44 basis points* higher than the 4.35% average total return for its Lipper category (see the Lipper Performance Comparison on page 10).

Q:       Why did the Fund perform well against its peers?

A: Our policy of using moderate duration* management, good portfolio structure and competitive yield was a significant contributing factor. As the muni yield curve reversed directions and steepened in early 1996, our neutral average maturity* helped mitigate Fund losses. As a result, we were able to retain much of the Fund's 1995 gains as the bond market mentality shifted from bullish to bearish.

         In addition, we should acknowledge the contribution of our strong credit research team, which made many accurate assessments of specific credit situations in California. California is a complex, dynamic state, making thorough research vital. Finding California municipal securities that we feel are undervalued in places others have passed over has enhanced our ability to stay in front of what we call the "upgrade curve" (the chance for securities to appreciate in value relative to their current prices due to a credit upgrade).

Q:       Why and how did you change the Fund's positioning?

A: During late 1995 and early 1996, we shifted the Fund from a bullet structure* toward a barbell structure* as the yield curve flattened. We also lengthened the Fund's average maturity* from 7.4 years at the start of the fiscal period to 8.1 years by February. We accomplished this shift by reducing our holding of securities with maturities between one and ten years and purchasing securities in the ten- to 13-year maturity range and securities maturing in less than one year. This positioning produced some price appreciation and enabled the Fund to pick up extra yield.

         After the end of the first quarter, we began to shorten the Fund's average maturity as evidence of a strengthening economy caused the

                             INTERMEDIATE-TERM FUND

                              MANAGEMENT DISCUSSION

                       (Continued from the previous page)

         market to sell off. At that time, we started selling some of the Fund's discount bonds,* which typically underperform in a bear market. The proceeds were used to purchase premium non-callable bonds,* which tend to suffer minimal depreciation in a down market because they typically have shorter durations than par* or discount bonds* with comparable maturities. Despite market gyrations, the premium bonds performed very well. Since July, we have moved the Fund toward a ladder structure.* This neutral posture allows the Fund to be quickly adjusted in the event that the yield curve changes. The Fund's average maturity finished the period at 7.7 years, slightly longer than where it began.

Q: The Fund's board of trustees recently approved a change to allow the Fund to invest in the entire spectrum of investment-grade securities (BBB- and above rated). Previously, the Fund could only invest in securities rated A or higher. Why the change?

A: The ability to invest in the full range of investment-grade securities will help us better compete with the Fund's peers, most of which already have the ability to invest in these securities. By fully utilizing our strong credit staff, we will selectively add these securities to the Fund.

Q: Will this result in any significant change in the way you manage the Fund?

A: No. The Fund's management strategy and objectives will remain essentially the same. We will continue to maintain our long-term objectives and "hunt value" along the yield curve.

Q:       What is the outlook for munis for the remainder of 1996?

A: Though the outlook for bonds in general is rather uncertain, in the muni market we expect supply and demand factors to continue working in munis' favor for the near future. Historically low muni issuance, especially among short-term securities, combined with strong demand has been a major factor helping to support prices.

Q: Given this situation, what are your plans for the Fund over the next six months?

A: We will likely maintain the Fund's neutral posture until we have a clearer picture of the market's direction. We will also continue to favor a bias toward a laddered structure until the market breaks out of its current trading range. If the economic outlook does change dramatically, the Fund is positioned to respond appropriately. In addition, we will continue to utilize our strong credit research team to search out securities with undervalued credit ratings.

                                 LONG-TERM FUND
                                 CURRENT YIELD*
                              As of August 31, 1996

         30-Day                      30-Day Tax-Equivalent Yields
--------------------------------------------------------------------------------
           SEC              34.70%       37.42%        41.95%       42.40%
          Yield           Tax Bracket  Tax Bracket   Tax Bracket  Tax Bracket
--------------------------------------------------------------------------------

          5.03%              7.70%        8.04%         8.66%        8.73%


Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

30-Day Tax-Equivalent Yields show the taxable yields that investors in the following combined federal and California state income tax brackets would have to earn before taxes to equal the Fund's tax-free 30-Day SEC Yield:

         34.70% -- joint taxable income of $63,401 to $96,900 37.42% -- joint taxable income of $96,901 to $147,700
         41.95% -- joint taxable income of $147,701 to $219,872
         42.40% -- joint taxable income of $219,873 to $263,750

                      NAV AND AVERAGE ANNUAL TOTAL RETURNS*

                        For Periods Ended August 31, 1996

    Net Asset Value Range              Average Annual Total Returns
--------------------------------------------------------------------------------
      (9/1/95-8/31/96)         1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------

        $10.81-$11.65           6.77%        4.33%       7.44%       6.93%

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 30.

The Fund commenced operations on November 9, 1983.

*Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                                 LONG-TERM FUND

                           SEC PERFORMANCE COMPARISON

      Comparative Performance of $10,000 Invested on 9/1/86 in the Fund and in the Lehman Brothers, Inc. Long-Term Municipal Bond Index

[line graph data - described below]

                  Fund              Index
8/31/86           10000             10000
9/30/86           9977              9961
10/31/86          10148             10153
11/30/86          10391             10348
12/31/86          10378             10375
1/31/87           10727             10676
2/28/87           10756             10675
3/31/87           10598             10627
4/30/87           10003             9743
5/31/87           9893              9623
6/30/87           9578              9886
7/31/87           9666              9955
8/31/87           9709              9969
9/30/87           9313              9488
10/31/87          9312              9405
11/30/87          9610              9741
12/31/87          9735              9898
1/31/88           10124             10325
2/29/88           10243             10464
3/31/88           10096             10292
4/30/88           10176             10317
5/31/88           10187             10331
6/30/88           10385             10450
7/31/88           10455             10499
8/31/88           10496             10528
9/30/88           10734             10670
10/31/88          10978             10877
11/30/88          10860             10776
12/31/88          11049             10931
1/31/89           11309             11154
2/28/89           11151             11057
3/31/89           11160             11051
4/30/89           11488             11283
5/31/89           11754             11492
6/30/89           11932             11652
7/31/89           12090             11815
8/31/89           11906             11621
9/30/89           11870             11573
10/31/89          12027             11707
11/30/89          12282             11913
12/31/89          12373             11997
1/31/90           12248             11835
2/28/90           12386             11986
3/31/90           12399             11985
4/30/90           12248             11793
5/31/90           12594             12147
6/30/90           12717             12268
7/31/90           12942             12476
8/31/90           12634             12163
9/30/90           12614             12133
10/31/90          12881             12441
11/30/90          13207             12743
12/31/90          13266             12789
1/31/91           13444             12966
2/28/91           13538             13006
3/31/91           13571             13012
4/30/91           13781             13245
5/31/91           13943             13366
6/30/91           13917             13297
7/31/91           14132             13485
8/31/91           14335             13655
9/30/91           14543             13877
10/31/91          14695             14000
11/30/91          14713             13943
12/31/91          15063             14297
1/31/92           15054             14247
2/29/92           15078             14289
3/31/92           15116             14289
4/30/92           15260             14412
5/31/92           15483             14599
6/30/92           15783             14871
7/31/92           16361             15365
8/31/92           16142             15100
9/30/92           16214             15200
10/31/92          15943             14824
11/30/92          16392             15260
12/31/92          16604             15464
1/31/93           16761             15620
2/28/93           17540             16355
3/31/93           17329             16133
4/30/93           17566             16378
5/31/93           17711             16464
6/30/93           18044             16773
7/30/93           18062             16764
8/31/93           18525             17218
9/30/93           18766             17451
10/31/93          18801             17452
11/30/93          18574             17231
12/31/93          19053             17590
1/31/94           19278             17835
2/28/94           18640             17421
3/31/94           17527             16586
4/29/94           17662             16556
5/31/94           17869             16764
6/30/94           17654             16688
7/29/94           18108             17044
8/31/94           18146             17083
9/30/94           17725             16786
10/31/94          17181             16474
11/30/94          16727             16159
12/30/94          17321             16445
1/31/95           18083             16969
2/28/95           18819             17450
3/31/95           19045             17618
4/28/95           19035             17631
5/31/95           19846             18233
6/30/95           19481             17921
7/31/95           19581             18041
8/31/95           19857             18315
9/30/95           20011             18480
10/31/95          20496             18874
11/30/95          21025             19364
12/31/95          21353             19701
1/31/96           21444             19744
2/29/96           21183             19589
3/31/96           20795             19140
4/30/96           20712             19025
5/31/96           20722             19061
6/30/96           21041             19299
7/31/96           21250             19534
8/31/96           21222             19552

Past performance does not guarantee future results.

This graph compares the Fund's performance with a broad-based market index, the Lehman Brothers, Inc. Long-Term Municipal Bond Index, over the past 10 years. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 8/31/96 for the funds in Lipper's "California Municipal Debt Funds" category.

                          1 Year        3 Years      5 Years      10 Years
The Fund:                 6.77%         4.33%        7.44%        6.93%
Category Average:         5.67%         3.82%        6.86%        6.88%
The Fund`s Ranking:       14 out of 96  18 out of 62 7 out of 47  14 out of 25

Total returns are based on historical performance and do not guarantee future results.

                         ONE-YEAR TOTAL RETURN BREAKDOWN

                      For the Period Ended August 31, 1996

                                % From Realized
         % From               and Unrealized Gains           One-Year
         Income         +        on Investments      =     Total Return

          5.66%         +            1.11%           =         6.77%

                                 LONG-TERM FUND

                            KEY PORTFOLIO STATISTICS

                                    8/31/96             2/29/96

         Market Value:              $285,296,703        $288,641,618
         Number of Issues:          85                  87
         Average Coupon:            6.16%               6.06%
         Average Maturity:          18.77 years         19.50 years
         Average Duration:          8.04 years          8.30 years

For definitions of these terms, see page 20.

                     PORTFOLIO COMPOSITION BY CREDIT RATING

                                  [pie charts]
                    8/31/96                       2/29/96
                    A 37.7%                       A 38.0%
                    AA 15.0%                      AA 15.0%
                    AAA 47.3%                     AAA 47.0%

Credit ratings reflect the financial strength of the debt issuer and the likelihood of repayment. For more information about credit quality and credit ratings, see page 22.

                     PORTFOLIO COMPOSITION BY MARKET SECTOR

                                  [pie charts]
                    8/31/96                       2/29/96
                    COPs: 20.5%                   COPs: 25.3%
                    Hospital: 15.8%               Hospital: 14.4%
                    Prerefunded: 8.8%             Electric: 12.9%
                    GICs: 8.4%                    GICs: 8.4%
                    Tax Allocation: 7.6%          Tax Allocation: 6.6%
                    Electric: 7.4%                Water/Sewer: 5.8%
                    Other: 31.5%                  Other: 26.6%

For definitions of these security types, see page 19.

                        PORTFOLIO COMPOSITION BY MATURITY

                                  [pie charts]
                    8/31/96                       2/29/96
                    less than 1 Year: 0.5%        less than 1 Year: 2.0%
                    1-5 Years: 6.9%               1-5 Years: 1.0%
                    5-10 Years: 4.9%              5-10 Years: 7.0%
                    10-20 Years: 47.0%            10-20 Years: 39.0%
                    20-30 Years: 40.7%            20-30 Years: 51.0%

The Fund invests primarily in long-term California municipal obligations. The Fund's weighted average portfolio maturity is typically ten or more years.

                                 LONG-TERM FUND

                              MANAGEMENT DISCUSSION

     with Dave MacEwen, Vice President & Senior Municipal Portfolio Manager

NOTE: THE TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION (PAGES 19-25).

Q:       How did the Fund perform?

A: The Fund managed a strong performance in comparison with its peers. For the fiscal year ended August 31, 1996, the Fund's total return ranked it in the top 15% of the 101 funds in Lipper's "California Municipal Debt Funds" category. The Fund's total return of 6.77% was 110 basis points* higher than the 5.67% average total return for its Lipper category (see the Lipper Performance Comparison on page 15).

Q:       Why did the Fund perform well against its peers?

A: One contributing factor was the Fund's large contingent of premium bonds,* which tend to suffer minimal depreciation in a down market because they typically have shorter durations than par* or discount bonds* with comparable maturities. These securities performed very well as the muni yield curve reversed direction and steepened in early 1996. As a result, we were able to retain much of the Fund's 1995 gains as the bond market mentality shifted from bullish to bearish.

         In addition, we should acknowledge the contribution of our strong credit research staff, which made many accurate assessments of specific credit situations in California. California is a complex, dynamic state, making thorough research vital. Finding California municipal securities that we feel are undervalued in places others have passed over has enhanced our ability to stay in front of what we call the "upgrade curve" (the chance for securities to appreciate in value relative to their current prices due to a credit upgrade).

Q:       Why and how did you change the Fund's positioning?

A: During late 1995, we began shifting the Fund's portfolio from a bullet structure* toward a barbell structure.* We also extended the Fund's duration* (a measure of the price sensitivity of a bond or bond fund to changes in interest rates) from 8.25 years at the start of the fiscal period to 8.75 years by February. This positioning allowed the Fund to pick up some extra yield and enabled the Fund to outperform many of its peers as the muni yield curve flattened in late 1995 and early 1996.

         After the end of the first quarter, we began to shorten the Fund's average maturity as evidence of a strengthening economy caused the market to sell off. At that time, we started selling some of the Fund's long-term discount bonds,* which typically underperform in a bear market.

                                 LONG-TERM FUND

                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         The proceeds were used to purchase premium bonds, which performed very well. We also shifted the Fund toward more of a ladder structure.* This neutral posture allows the Fund to be more quickly adjusted in the event that the yield curve changes. By the end of the period, we had shortened the Fund's duration to eight years, slightly shorter than where it began.

Q: The Fund's board of trustees recently approved a change to allow the Fund to invest in the entire spectrum of investment-grade securities (BBB- and above rated). Previously, the Fund could only invest in securities rated A or higher. Why the change?

A: The ability to invest in the full range of investment-grade securities will help us better compete with the Fund's peers, most of which already have the ability to invest in these securities. By fully utilizing our strong credit staff, we will selectively add these securities to the Fund's portfolio with the aim of improving the Fund's total return.

Q: Will this result in any significant change in the way you manage the Fund?

A: No. The Fund's management strategy and objectives will remain essentially the same. We will continue to maintain our long-term objectives and "hunt value" along the yield curve.

Q:       What is the outlook for munis for the remainder of 1996?

A: Though the outlook for bonds in general is rather uncertain, in the muni market we expect supply and demand factors to continue working in munis' favor for the near future. Historically low muni issuance, especially among short-term securities, combined with strong demand, has been a major factor helping to support prices.

Q: Given this situation, what are your plans for the Fund over the next six months?

A: We will likely maintain the Fund's neutral posture until a more clear market direction becomes apparent, lengthening or shortening the Fund's duration in a narrow range around this stance. We will also continue to favor a bias toward a laddered structure until the market breaks out of its current trading range. If the economic outlook does change dramatically, the Fund is positioned to respond appropriately. In addition, we will continue to utilize our strong credit research team to search out securities with undervalued credit ratings.

                             INVESTMENT FUNDAMENTALS

                                   DEFINITIONS


Common California Municipal Securities (Munis)

AMT Paper--instruments with income subject to the federal alternative minimum tax.

Certificates of Participation (COPs)--securities issued to finance public property improvements (such as city halls and police stations).

Development Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

General Obligation (GO) bonds--securities backed by the taxing power of the issuer.

Guaranteed Investment Contracts (GICs)--securities backed by a guarantee from an insurance company.

Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

Municipal Notes--securities with maturities of two years or less.

Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

Put Bonds--securities that provide the right to sell to a specified buyer at a specified time and price.

Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Tax Allocation Bonds--securities issued to finance improvements in redevelopment areas (such as urban neighborhoods).

Tax and Revenue Anticipation Notes (TRANs)--securities backed by the general tax revenues of the issuer.

Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

Municipal Derivatives

Inverse Floaters--securities bearing interest rates that move inversely to market interest rates. Unlike most bonds, their yields increase as interest rates decline. However, if interest rates rise, they lose considerably more value than a regular fixed-rate bond. Therefore, each Benham California Tax-Free and Municipal Fund limits its investment in inverse floaters to a maximum of 10% of net assets (except for the Money Market Funds, which cannot own inverse floaters at all).

                             INVESTMENT FUNDAMENTALS

                                   DEFINITIONS
                       (Continued from the previous page)

Tender Option Bonds--intermediate- or long-term fixed-rate securities with put options attached (which give the holder the option to sell the bonds at face value at a specified time). Tender option bonds purchased by the Funds are typically structured with seven-day put features attached and pay interest at rates that are reset weekly. Each Fund limits its investment in tender option bonds to 15% of net assets. Tender option bonds are not leveraged and have risk characteristics that are similar to VRDNs.

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Coupon--a weighted average of all coupons held in a fund's portfolio.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 23).

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 23).

Investment Terms

Basis Points--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to avoid confusion about interest rate changes. For example, if an economist says that interest rates rose 1%, does that mean 1% of the previous rate, or one percentage point? Saying that interest rates rose by 100 basis points is a more precise way of describing the change.

Coupon--the stated interest rate on a security.

Discount Bonds--bonds with interest coupons that are lower than prevailing interest rates (see also page 24).

Par Bonds--bonds that trade or are priced at their face value.

Premium Bonds-- bonds with interest coupons that are higher than prevailing interest rates (see also page 24).

                             INVESTMENT FUNDAMENTALS

                                 THE YIELD CURVE


One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot lengthening bond maturities (which represent risk because longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corner of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/ return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times--to fight inflation and slow down the economy--and long-term bond yields begin to fall.

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. It's the next step after a flat yield curve if the Fed continues to raise short-term interest rates and long-term rates stay flat or fall.

                             INVESTMENT FUNDAMENTALS

                                MUNI RISK FACTORS


Credit Quality and Credit Ratings

Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk. But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality, as the Orange County bankruptcy in 1994 made painfully clear. In that case, highly rated munis issued by a wealthy county still suffered defaults. Furthermore, in addition to the credit risk, there is still market risk. High credit ratings do not guarantee good investment performance. They do not reflect the price stability of a muni when economic or market conditions change.

Callability

Many munis are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, municipalities find it financially rewarding to refinance the bonds they've issued because they can reduce their interest payments. The municipalities exercise their "call" options to refinance the bonds. Although calls are good for the bond issuers, they're bad for investors in munis--calls reduce the life of a municipal portfolio and force the portfolio manager to reinvest in lower-yielding munis. The durations of munis effectively shorten as rates fall.

Calls also boost supply and help drive down muni prices. Call options can only be exercised on specific "call dates," which don't always coincide with periods of low interest rates when refinancing is desirable. As a result, municipalities will issue new bonds when interest rates are low and use the proceeds to buy Treasuries, which offset the old bonds (now known as prerefunded bonds) on their balance sheets until the bonds can be retired on the call date. When the call date arrives, the Treasuries mature, and the prerefunded bonds are retired. During this process, there is a period of time when both the newly issued bonds and the prerefunded bonds remain outstanding. This situation doubles the municipal bond supply, which can depress prices.

Duration Extension

Duration extension occurs when interest rates increase significantly, as they did in 1994. Higher interest rates reduce calls, which is good for municipal investors, but the lower level of calls causes the durations of munis to extend longer, which is bad when rates are rising. Muni funds become more susceptible to price declines at a time when greater price stability would be desirable. By contrast, Treasury durations generally shorten slightly when interest rates experience a large increase. Because of their higher coupons, premium bonds experience less duration extension than par or discount bonds.

                             INVESTMENT FUNDAMENTALS

                       PORTFOLIO SENSITIVITY MEASUREMENTS


Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (defined on page 21). For example, as of August 31, 1996, the California Tax-Free Limited-Term Fund's duration was approximately 2.5 years, while the California Tax-Free Long-Term Fund's duration was approximately eight years. If interest rates were to rise by 100 basis points, the Limited-Term Fund's share price would be expected to decline by 2.5%, while the Long-Term Fund's share price would decline by 8%. Conversely, if interest rates were to fall by 100 basis points, the Limited-Term Fund's share price would be expected to increase by 2.5%, while the Long-Term Fund's share price would increase by 8%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally lengthen durations when interest rates fall (to maximize the effects of bond price increases) and shorten durations when interest rates rise (to minimize the effects of bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS

                                  BOND PRICING


Premium and Discount Bonds

Municipal bonds are generally priced at a premium or at a discount. Premium bonds are bonds that trade or are priced above par (face value), typically because their interest coupons are higher than the prevailing market interest rate. Discount bonds are bonds that trade or are priced below par, typically because their interest coupons are lower than the prevailing market interest rate.

A bond may be both a premium bond and a discount bond during its life, depending on changing market conditions. As market rates rise and bond prices fall, the price of a premium bond can fall below par, and the bond becomes a discount bond. Conversely, as market rates fall and bond prices rise, the price of a discount bond can rise above par, and the bond becomes a premium bond.

Premium munis tend to have more price stability than discount munis--premium munis depreciate less when interest rates rise (they experience less duration extension), but they appreciate less when interest rates fall (they experience more calls). Discount munis behave more like long-term Treasury securities.

Tax Treatment of Discount Bonds

In 1993, new rules were passed regarding the tax treatment of long-term gains on discount munis. In the past, any gain earned from the market discount was treated as a capital gain, which is taxed at a maximum rate of 28%. However, the newer law requires that any gain attributable to the market discount must be treated as taxable ordinary income, which is taxed at the same rate as an individual's tax bracket (up to 39.6%). Small market discounts (according to a formula based on the price of the bond and the maturity date) are not subject to the new law.

This tax treatment has made discount bonds less attractive in the muni market because most municipal investors prefer to avoid incurring taxable income. Discount munis also tend to have relatively low prices to make up for the expected tax liability. As a result, when the price of a muni falls to the point where it is traded at a market discount, the combination of reduced desirability and added tax liability tends to lead to further price declines.

                             INVESTMENT FUNDAMENTALS

                  PORTFOLIO STRUCTURES & TAXABLE DISTRIBUTIONS


Bond Portfolio Structures

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the short-term securities capture the higher yields with little price depreciation. In a declining interest rate environment, the short-term securities provide a relatively steady yield, while the long bonds produce more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities provide significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

Taxable Distributions

It's important to remember for your tax planning that tax-free funds often generate taxable year-end distributions. These distributions typically result from short-term and long-term capital gains. The taxable distributions usually happen under favorable circumstances (the capital gains reflect bond appreciation), but such distributions understandably attract attention simply because they are taxable instead of tax free.

Although we manage our California tax-free and municipal funds to earn tax-exempt income, they may realize taxable capital gains as we pursue higher total returns. By law, the funds must distribute these capital gains to shareholders each year. Under current tax law, each fund must distribute net short-term capital gains realized by the fund as taxable ordinary income. Each fund distributes net long-term capital gains to shareholders as a taxable capital gains distribution.

                      [This page intentionally left blank]



                                       26


INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
Benham California Tax-Free and Municipal Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investment securities, of Tax-Free Limited-Term Fund (formerly Tax-Free Short-Term Fund), Tax-Free Intermediate-Term Fund and Tax-Free Long-Term Fund (three of the series comprising Benham California Tax-Free and Municipal Funds) (the Funds) as of August 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Limited-Term Fund, Tax-Free Intermediate-Term Fund and Tax-Free Long-Term Fund of Benham California Tax-Free and Municipal Funds as of August 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/KPMG Peat Marwick LLP
Kansas City, Missouri
October 4, 1996

                                       27

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              FINANCIAL HIGHLIGHTS
 For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE LIMITED-TERM FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                      1996         1995         1994         1993        1992+
                                                                     -------      -------      -------      -------     -------
PER-SHARE DATA
------------------
NET ASSET VALUE AT BEGINNING OF PERIOD ...........................   $10.23         10.12        10.34        10.12       10.00
  Income From Investment Operations
  Net Investment Income ..........................................    .4309         .4148        .3766        .3840       .1012
  Net Realized and Unrealized Gains (Losses) on Investments ......   (.0407)        .1099       (.1832)       .2227       .1200
                                                                   --------      --------     --------     --------    --------
    Total Income From Investment Operations ......................    .3902         .5247        .1934        .6067       .2212
                                                                   --------      --------     --------     --------    --------
  Less Distributions
  Dividends from Net Investment Income ...........................   (.4302)       (.4147)      (.3761)      (.3867)     (.1012)
  Distributions in Excess of Net Realized Capital Gains ..........        0             0       (.0373)           0           0
                                                                   --------      --------     --------     --------    --------
   Total Distributions ...........................................   (.4302)       (.4147)      (.4134)      (.3867)     (.1012)
                                                                   --------      --------     --------     --------    --------
NET ASSET VALUE AT END OF PERIOD .................................   $10.19         10.23        10.12        10.34       10.12
                                                                     ======         =====        =====        =====       =====
TOTAL RETURN* ....................................................     3.87%         5.33%        1.90%        6.15%       1.47%
----------------
SUPPLEMENTAL DATA AND RATIOS
-----------------------------------
Net Assets at End of Period (in thousands of dollars) ............$ 103,707       104,723      120,627      114,019      52,171
Ratio of Expenses to Average Daily Net Assets++ ..................      .49%          .51%         .51%         .36%          0%
Ratio of Net Investment Income to Average Daily Net Assets++ .....     4.20%         4.10%        3.68%        3.76%       4.08%**
Portfolio Turnover Rate ..........................................    43.70%        49.75%       65.66%       54.42%      19.37%

---------------------------
+  From June 1, 1992 (commencement of operations), through August 31, 1992.
++ The ratios for the year ended August 31, 1996, include expenses paid through expense offset arrangements.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.

                                       28

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              FINANCIAL HIGHLIGHTS
          For a Share Outstanding Throughout the Years Ended August 31

------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE INTERMEDIATE-TERM FUND
------------------------------------------------------------------------------------------------------------------------------------
                                  1996      1995      1994       1993      1992      1991      1990       1989      1988      1987
                                 -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
PER-SHARE DATA
--------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD .................   $11.06      10.86     11.36     10.85     10.49      10.13     10.14     10.06      10.30     10.56
  Income From Investment Operations
  Net Investment Income .....    .5422      .5414     .5354     .5582     .5853      .6038     .6184     .6305      .6294     .6241
  Net Realized and Unrealized Gains
     (Losses) on Investments    (.0102)     .2000    (.4104)    .5285     .3600      .3600    (.0100)    .0800     (.2400)   (.2600)
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Income From
      Investment Operations .    .5320      .7414     .1250    1.0867     .9453      .9638     .6084     .7105      .3894     .3641
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
  Less Distributions
  Dividends from Net Investment
    Income ..................   (.5420)    (.5414)   (.5351)   (.5592)   (.5853)    (.6038)   (.6184)   (.6305)    (.6294)   (.6241)
  Distributions from Net
    Realized Capital Gains ..        0          0    (.0752)   (.0175)        0          0         0         0          0         0
  Distributions in Excess of Net
    Realized Capital Gains ..        0          0    (.0147)        0         0          0         0         0          0         0
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
    Total Distributions .....   (.5420)    (.5414)   (.6250)   (.5767)   (.5853)    (.6038)   (.6184)   (.6305)    (.6294)   (.6241)
                              --------   --------  --------  --------  --------   --------  --------  --------   --------  --------
NET ASSET VALUE AT END
  OF PERIOD .................   $11.05      11.06     10.86     11.36     10.85      10.49     10.13     10.14      10.06     10.30
                                ======      =====     =====     =====     =====      =====     =====     =====      =====     =====
TOTAL RETURN* ...............     4.79%      7.09%     1.11%    10.42%     9.18%      9.74%     6.16%     7.28%      3.90%     3.53%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars) . $430,950    417,550   448,293   444,460   304,988    241,496   191,217   167,444    157,300   166,966
Ratio of Expenses to
  Average Daily Net Assets+ .      .48%       .48%      .48%      .50%      .52%       .55%      .58%      .60%       .64%      .67%
Ratio of Net Investment Income
  to Average Daily Net Assets+    4.87%      5.02%     4.82%     5.05%     5.50%      5.84%     6.08%     6.25%      6.19%     5.92%
Portfolio Turnover Rate .....    35.66%     25.44%    43.80%    26.76%    48.70%     28.58%    20.05%    39.89%     47.01%    51.94%

---------------------------
* Total return figures assume reinvestment of dividends and capital gain distributions.
+ The ratios for the year ended August 31, 1996, include expenses paid through expense offset arrangements.

  See the accompanying notes to financial statements.

                                       29

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              FINANCIAL HIGHLIGHTS
          For a Share Outstanding Throughout the Years Ended August 31

------------------------------------------------------------------------------------------------------------------------------------
TAX-FREE LONG-TERM FUND
------------------------------------------------------------------------------------------------------------------------------------
                                  1996      1995      1994       1993      1992      1991      1990       1989      1988      1987
                                 -------   -------   -------    -------   -------   -------   -------    -------   -------   -------
PER-SHARE DATA
------------------
NET ASSET VALUE AT BEGINNING
  OF PERIOD ..................  $10.94      10.88     12.02     11.44     11.00      10.45     10.67     10.36      10.54    11.42
  Income From Investment Operations
  Net Investment Income ......   .6122      .6229     .6266     .6649     .6878      .6987     .7060     .7388      .7436    .7675
  Net Realized and Unrealized Gains
    (Losses) on Investments ..   .1198      .1183    (.7101)    .8460     .4400      .5500    (.2200)    .3100     (.1800)  (.8011)
                              --------   --------  --------  --------  --------   --------  --------  --------   -------- --------
    Total Income (Loss) From
      Investment Operations ..   .7320      .7412    (.0835)   1.5109    1.1278     1.2487     .4860    1.0488      .5636   (.0336)
                              --------   --------  --------  --------  --------   --------  --------  --------   -------- --------
  Less Distributions
  Dividends from Net Investment
    Income ...................  (.6120)    (.6231)   (.6261)   (.6658)   (.6878)    (.6987)   (.7060)   (.7388)    (.7436)  (.7675)
  Distributions from Net
    Realized Capital Gains ...       0     (.0581)   (.4304)   (.2651)        0          0         0         0          0   (.0789)
                              --------   --------  --------  --------  --------   --------  --------  --------   -------- --------
    Total Distributions ......  (.6120)    (.6812)  (1.0565)   (.9309)   (.6878)    (.6987)   (.7060)   (.7388)    (.7436)  (.8464)
                              --------   --------  --------  --------  --------   --------  --------  --------   -------- --------
NET ASSET VALUE AT END
    OF PERIOD ................  $11.06      10.94     10.88     12.02     11.44      11.00     10.45     10.67      10.36    10.54
                                ======      =====     =====     =====     =====      =====     =====     =====      =====    =====
TOTAL RETURN* ................    6.77%      7.21%     (.78)%   14.02%    10.58%     12.26%     4.66%    10.39%      5.61%    (.31)%
-------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands of dollars) ..$288,022    276,085   277,477   338,075   275,880    247,244   197,394   179,737    143,191  179,523
Ratio of Expenses to
  Average Daily Net Assets+ ..     .48%       .49%      .48%      .49%      .52%       .55%      .57%      .58%       .63%     .65%
Ratio of Net Investment Income
  to Average Daily Net Assets+    5.48%      5.84%     5.51%     5.76%     6.14%      6.48%     6.64%     6.98%      7.19%    6.87%
Portfolio Turnover Rate ......   41.66%     59.92%    61.93%    55.11%    71.59%     37.80%    74.11%    78.08%     34.52%   81.54%

---------------------------
* Total return figures assume reinvestment of dividends and capital gain distributions.
+ The ratios for the year ended August 31, 1996, include expenses paid through expense offset arrangements.

  See the accompanying notes to financial statements.

                                       30

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 August 31, 1996
                                                                                TAX-FREE           TAX-FREE           TAX-FREE
                                                                              LIMITED-TERM       INTERMEDIATE-        LONG-TERM
                                                                                  FUND             TERM FUND            FUND
                                                                                ---------          ---------          ---------
ASSETS
   Investment securities at value (cost $100,863,012,  $412,752,115, and
     $276,356,268, respectively) ...........................................$101,541,532        425,195,712        285,296,703
   Cash ....................................................................           0            123,277                  0
   Investment in affiliated money market fund (Note 2) .....................     901,632             32,192                  0
   Interest receivable .....................................................   1,391,743          6,250,648          3,919,714
   Receivable for fund shares sold .........................................      44,470            308,169            139,200
   Receivable for securities sold ..........................................   1,110,890                  0                  0
   Prepaid expenses and other assets .......................................       2,208              2,275              4,185
                                                                            ------------        -----------        -----------
     Total assets .......................................................... 104,992,475        431,912,273        289,359,802
                                                                            ------------        -----------        -----------
LIABILITIES
   Disbursements in excess of demand deposits ..............................      41,089                  0            136,161
   Payable for securities purchased ........................................   1,073,363                  0                  0
   Payable for fund shares redeemed ........................................      36,319            304,887            606,855
   Dividends payable .......................................................      94,200            481,919            479,916
   Fees payable to affiliates (Note 2) .....................................      39,783            167,622            109,377
   Accrued expenses and other liabilities ..................................         897              8,165              5,107
                                                                            ------------        -----------        -----------
     Total liabilities .....................................................   1,285,651            962,593          1,337,416
                                                                            ------------        -----------        -----------
NET ASSETS .................................................................$103,706,824        430,949,680        288,022,386
                                                                            ============        ===========        ===========
Net assets consist of:
   Capital paid in ......................................................... 104,166,111        417,466,597        278,793,298
   Accumulated undistributed net realized gain (loss) from securities
      transactions .........................................................  (1,151,340)         1,033,127            282,504
   Undistributed net investment income .....................................      13,533              6,359              6,149
   Net unrealized appreciation on investments ..............................     678,520         12,443,597          8,940,435
                                                                            ------------        -----------        -----------
Net assets .................................................................$103,706,824        430,949,680        288,022,386
                                                                            ============        ===========        ===========
   Shares of beneficial interest outstanding (unlimited number of shares
      authorized) ..........................................................  10,173,566         39,017,228         26,049,588
                                                                            ============        ===========        ===========
   Net asset value, offering price and redemption price per share ..........      $10.19              11.05              11.06
                                                                                  ======              =====              =====

---------------------------
See the accompanying notes to financial statements.

                                       31

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                            STATEMENTS OF OPERATIONS
                       For the Year Ended August 31, 1996

                                                                               TAX-FREE           TAX-FREE          TAX-FREE
                                                                             LIMITED-TERM       INTERMEDIATE-       LONG-TERM
                                                                                 FUND             TERM FUND          FUND
                                                                              ----------         ----------         ----------
INVESTMENT INCOME
   Interest Income .......................................................... $4,753,559         22,990,105         17,067,319
                                                                              ----------         ----------         ----------
EXPENSES (NOTE 2):
   Investment advisory fees .................................................    294,665          1,249,491            833,863
   Administrative fees ......................................................     97,232            412,298            275,154
   Transfer agency fees .....................................................     47,787            188,108            119,915
   Printing and postage .....................................................     18,671             80,691             56,479
   Custodian fees ...........................................................     18,735             60,863             40,848
   Auditing and legal fees ..................................................      7,589             26,803             18,351
   Registration and filing fees .............................................      2,162              7,550              5,908
   Directors' fees and expenses .............................................      6,589             11,254              9,235
   Other operating expenses .................................................     17,646             53,569             31,747
                                                                              ----------         ----------         ----------
     Total expenses .........................................................    511,076          2,090,627          1,391,500
                                                                              ----------         ----------         ----------
   Custodian earnings credits (Note 5) ......................................    (13,073)           (43,311)           (28,928)
                                                                              ----------         ----------         ----------
     Net expenses ...........................................................    498,003          2,047,316          1,362,572
                                                                              ----------         ----------         ----------
       Net investment income ................................................  4,255,556         20,942,789         15,704,747
                                                                              ----------         ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
Net realized gain on investments ............................................    268,474          3,000,776            780,713
Change in net unrealized appreciation  (depreciation) on investments ........   (634,911)        (3,916,167)         2,019,723
                                                                              ----------         ----------         ----------
   Net realized and unrealized gain (loss) on investments ...................   (366,437)          (915,391)         2,800,436
                                                                              ----------         ----------         ----------
   Net increase in net assets resulting from operations ..................... $3,889,119         20,027,398         18,505,183
                                                                              ==========         ==========         ==========

---------------------------
See the accompanying notes to financial statements.

                                       32

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                  For the Years Ended August 31, 1996 and 1995

                                                             Tax-Free                    Tax-Free                    Tax-Free
                                                         Limited-Term Fund        Intermediate-Term Fund          Long-Term Fund
                                                        ------------------          ------------------          ------------------
                                                        1996          1995          1996          1995          1996          1995
                                                      --------      --------      --------      --------     --------     --------
FROM INVESTMENT ACTIVITIES:
  Net investment income ..........................  $4,255,556     4,472,979    20,942,789    20,853,807   15,704,747    15,676,786
  Net realized gain (loss) on investments ........     268,474      (900,112)    3,000,776    (1,365,817)     780,713      (498,209)
  Net change in unrealized appreciation (depreciation)
    on investments ...............................    (634,911)    1,720,049    (3,916,167)    7,497,113    2,019,723     3,178,301
                                                   -----------    ----------   -----------    ----------   ----------   -----------
    Change in net assets derived from investment
      activities .................................   3,889,119     5,292,916    20,027,398    26,985,103   18,505,183    18,356,878
                                                   -----------    ----------   -----------    ----------   ----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..........................  (4,248,485)   (4,472,853)  (20,936,393)  (20,852,276) (15,699,168)  (15,680,810)
  Net realized gain on investments ...............           0             0             0             0             0  (1,423,246)
                                                   -----------    ----------   -----------    ----------   ----------   -----------
    Total distributions to shareholders: .........  (4,248,485)   (4,472,853)  (20,936,393)  (20,852,276) (15,699,168)  (17,104,056)
                                                   -----------    ----------   -----------    ----------   ----------   -----------
FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Proceeds from sale of shares ...................  34,544,488    50,256,918    89,549,209    83,210,172   87,219,622    69,814,068
  Net asset value of dividends reinvested ........   3,349,483     3,659,833    15,976,338    15,963,090   10,632,390    11,600,463
  Cost of shares repurchased ..................... (38,551,043)  (70,640,061)  (91,217,016) (136,048,570) (88,720,686)  (84,059,454)
                                                   -----------    ----------   -----------    ----------   ----------   -----------
    Change in net assets derived from capital
      share transactions .........................    (657,072)  (16,723,310)   14,308,531   (36,875,308)   9,131,326    (2,644,923)
                                                   -----------    ----------   -----------    ----------   ----------   -----------
    Net increase (decrease) in net assets ........  (1,016,438)  (15,903,247)   13,399,536   (30,742,481)  11,937,341    (1,392,101)
NET ASSETS:
  Beginning of year .............................. 104,723,262   120,626,509   417,550,144   448,292,625  276,085,045   277,477,146
                                                   -----------    ----------   -----------    ----------   ----------   -----------
  End of year ....................................$103,706,824   104,723,262   430,949,680   417,550,144  288,022,386   276,085,045
                                                   ===========    ==========   ===========    ==========   ==========   ===========
  Undistributed net investment income ............$     13,533         6,462         6,359           (37)       6,149           570
                                                   ===========    ==========   ===========    ==========   ==========   ===========

---------------------------
See the accompanying notes to financial statements.

BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996

(1)   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Benham California Tax-Free and Municipal Funds (BCTFMF) is registered under the Investment Company Act of 1940 as an open-end management investment company. Tax-Free Limited-Term Fund, Tax-Free Intermediate-Term Fund, and Tax-Free Long-Term Fund (collectively the "Funds") are three of the seven Funds composing BCTFMF. Each Fund is a "diversified company" as defined in the Investment Company Act of 1940. Each Fund invests primarily in municipal debt securities that pay interest exempt from federal and California income taxes. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS--Securities are valued at current market value as provided by an independent commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premium and original issue discount is amortized daily using the effective interest rate method. Market discount is recognized as income upon the sale or maturity of the security.

INCOME TAX STATUS--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

DISTRIBUTIONS TO SHAREHOLDERS--Net investment income from the Funds is declared daily and distributed monthly. Net realized gains in excess of available capital loss carryovers for the Funds will be distributed each December.

At August 31, 1996, the accumulated net realized capital loss carryover for the Tax-Free Limited-Term Fund of $1,151,341 (expiring 2003 and 2004) may be used to offset future taxable gains. Distributions from net investment income for the Funds for the year ended August 31, 1996, are exempt from federal and California state taxes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial and tax purposes.

FUTURES CONTRACTS--The Funds may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Some futures contract strategies present a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to the contact holder. Gains from futures transactions are subject to federal income tax when distributed to shareholders.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from these estimates.

(2)   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). Each Fund pays BMC a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BCTFMF's average daily net assets to the following annualized investment advisory fee schedule.

           .50% of the first $100 million
           .45% of the next $100 million
           .40% of the next $100 million
           .35% of the next $100 million
           .30% of the next $100 million
           .25% of the next $1 billion
           .24% of the next $1 billion
           .23% of the next $1 billion
           .22% of the next $1 billion
           .21% of the next $1 billion
           .20% of the next $1 billion
           .19% of average daily net assets over $6.5 billion

BMC provides BCTFMF with all investment advice. TCC pays all compensation of BCTFMF officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BCTFMF has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group. Effective September 3, 1996, Twentieth Century Services, Inc., a wholly-owned subsidiary of TCC, replaced BFS in the Administrative Services and Transfer Agency Agreement. There were no other changes made to the existing agreement.

BCTFMF has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .59% of average daily net assets for the Funds. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses were less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of August 31, 1996, based on the above agreements were as follows:

                                Tax-Free         Tax-Free          Tax-Free
                              Limited-Term   Intermediate-Term     Long-Term
                                  Fund             Fund              Fund
                               ----------     --------------       ---------

Investment Advisor ........... $ 25,187          106,366            71,247
Administrative Services ......    8,315           35,116            23,522
Transfer Agent ...............    6,281           26,140            14,608
                                -------          -------           -------
                               $ 39,783          167,622           109,377
                                =======          =======           =======

As of August 31, 1996, the Limited-Term and Intermediate-Term Funds had invested in shares of Benham California Tax-Free Money Market Fund (a fund of BCTFMF). The terms of such transactions were identical to those with non-related entities except that, to avoid duplicate investment advisory fees and administrative fees, the Funds do not pay BMC investment advisory fees or BFS administrative fees with respect to assets invested in shares of Benham California Tax-Free Money Market Fund.

BCTFMF has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Funds' shares. BMC pays all costs incurred by BDI. BDI is a wholly owned subsidiary of TCC. Effective September 3, 1996, Twentieth Century Securities, Inc., a wholly-owned subsidiary of TCC replaced BDI.

(3)   SHARE TRANSACTIONS

Share transactions for each of the Funds for the years ended August 31, 1996 and 1995, were as follows:

                       Tax-Free              Tax-Free            Tax-Free
                     Limited-Term        Intermediate-Term       Long-Term
                         Fund                  Fund                Fund
                 --------------------   ------------------   -----------------
                   1996       1995       1996       1995      1996      1995
                 --------   ---------   -------    -------   -------   -------
Shares sold ... 3,379,409  4,990,923  8,045,676   7,744,303   7,807,077  6,574,067
Reinvestment of
  dividends ...   327,171    363,362  1,435,175   1,484,142     951,174  1,093,963
                ---------  ---------  ---------   ---------    --------  ---------
                3,706,580  5,354,285  9,480,851   9,228,445   8,758,251  7,668,030
Less shares
redeemed ......(3,766,840)(7,036,430)(8,207,114)(12,750,380) (7,947,182)(7,943,944)
                ---------  ---------  ---------  ----------   ---------  ---------
Net increase
  (decrease) in
  shares ......   (60,260)(1,682,145) 1,273,737  (3,521,935)    811,069   (275,914)
                =========  =========  =========   =========    ========  =========

(4)   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term securities) for the year ended August 31, 1996, were as follows:

                                Tax-Free         Tax-Free          Tax-Free
                              Limited-Term   Intermediate-Term     Long-Term
                                  Fund             Fund              Fund
                               ----------     --------------       ---------
Purchases .................. $ 44,660,550      159,200,230       125,419,480
                              ===========       ==========        ==========
Sales proceeds ............. $ 41,770,921      148,031,650       116,850,417
                              ===========       ==========        ==========

As of August 31, 1996, unrealized appreciation (depreciation) was as follows:

                                Tax-Free         Tax-Free          Tax-Free
                              Limited-Term   Intermediate-Term     Long-Term
                                  Fund             Fund              Fund
                               ----------     --------------       ---------
Appreciated securities .......  $ 805,280       13,240,132        10,911,306
Depreciated securities .......   (126,760)        (796,535)       (1,970,871)
                              -----------       ----------        ----------
Net unrealized appreciation ..  $ 678,520       12,443,597         8,940,435
                              ===========       ==========        ==========

The cost of securities for financial reporting and federal income tax purposes is the same.

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending August 31, 1996, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated as if these credits had not been earned.


                                       38

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                           Tax-Free Limited-Term Fund
                        Schedule of Investment Securities
                                 August 31, 1996

MUNICIPAL SECURITIES-100.0%
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 3,500,000  Anaheim Redevelopment Agency Local Government Financing Joint
                Power Auth. Rev.,  Series A, Prerefunded at 102% of par ......... 7.950%      09/01/98 $ 3,820,950    Aaa/AAA
  1,775,000  Burbank Redevelopment Agency West Olive Tax
                Allocation, Series 1994, (AMBAC) ................................ 6.000       12/01/97   1,818,381     Aaa/AAA
  1,140,000  California Educational Facility Auth. Rev.,
                (University Project Series A) ................................... 4.550       12/01/99   1,137,880     A/NR
  1,080,000  California Educational Facility Auth. Rev., (Project Series A) ..... 4.950       12/01/02   1,074,762     A/NR
  1,450,000  California Health Facility Financing Auth., Rev.,
                (Mills Hospital Series B), (Connie Lee) ......................... 5.500       01/15/00   1,488,918     NR/AAA
  1,400,000  California Health Facility Financing Auth. Rev.,
                (St. Francis Memorial Hospital, Series 1993 A) .................. 5.000       11/01/98   1,414,518     A/NR
  1,750,000  California Health Facility Financing Auth. Rev.,
                (St. Francis Memorial Hospital, Series  1993 A) ................. 5.500       11/01/01   1,783,075     A/NR
  1,745,000  California Health Facility Financing Auth.,
                St. Joseph Hospital Certificate of Participation ................ 5.500       07/01/97   1,768,802     Aa/AA
  1,600,000  California Public Works Board Lease Rev. (Department
                of Justice Building, Series A) .................................. 5.500       05/01/00   1,645,824     A/A
  2,000,000  California State Rev. Anticipation Notes, Series A ................. 4.500       06/30/97   2,011,360     MIG1/SP1+
  3,175,000  City of Whittier Health Rev. (Presbyterian
                Intercommunity Hospital), (MBIA) ................................ 5.500       06/01/02   3,299,047     Aaa/AAA
  1,700,000  Imperial Irrigation District Certificates of Participation ......... 5.625       05/01/97   1,719,907     Aa/A+
  1,000,000  Imperial Irrigation District Certificates of Participation Series
                1993 ............................................................ 6.700       11/01/98   1,050,970     Aa/A+
  1,140,000  Kern High School District G.O., Series A, (MBIA) ................... 6.000       02/01/04   1,218,991     Aaa/AAA
  2,250,000  Long Beach Redevelopment Agency Rev., (Downtown Redevelopment
                Series 1988 A), (AMBAC), Escrowed to Maturity ................... 6.750       11/01/96   2,261,633     Aaa/AAA
  2,000,000  Los Angeles Airport Rev., Series 1989 A,
                Prerefunded at 102% of par ...................................... 7.000       05/01/98   2,081,400     Aa/AA
  1,435,000  Los Angeles G.O., Series A, (FGIC) ................................. 5.000       09/01/00   1,462,853     Aaa/AAA
  1,000,000  Los Angeles County Metropolitan Transit Auth.
                Sales Tax Rev.,(Proposition C), (AMBAC) ......................... 5.900       07/01/02   1,065,230     Aaa/AAA

                                       39

Schedule of Investment Securities--Tax-Free Limited-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,415,000  Los Angeles County California Public Works
                Financing Auth. Rev., Series A .................................. 5.500%      09/01/01 $ 1,470,369     Aaa/AAA
  1,000,000  Los Angeles California Convention and Exhibition Center Certificates of
                Participation, Series A, Prerefunded at 101.5% of par ........... 7.300       08/15/99   1,096,440     Aaa/AAA
  1,000,000  Los Angeles County California Transportation Sales Tax Rev.,
                Series A ........................................................ 6.300       07/01/01   1,065,310     A1/AA-
  3,605,000  Los Angeles Municipal Improvement Corporation
                Sanitation Rev., (MBIA) ......................................... 5.750       02/01/98   3,685,319     Aaa/AAA
  1,500,000  Los Angeles Building Auth. Lease Redevelopment Rev. ................ 4.800       05/01/02   1,491,825     A/A
  2,000,000  Los Angeles University School District G.O. ........................ 4.500       09/30/97   2,010,540     MIG1/SP1+
  1,000,000  Los Angeles Waste Water System Rev. ................................ 6.700       02/01/00   1,063,100     A1/A
  2,000,000  Los Angeles Waste Water System Rev., Prerefunded at 102% of par .... 6.800       08/01/98   2,136,540     Aaa/A
  1,000,000  Los Angeles California Building Auth., Lease Redevelopment Rev. .... 4.900       05/01/03     991,640     A/A
  1,000,000  Los Angeles California Rev. Certificates of Participation .......... 6.500       11/01/98   1,044,400     A1/AA
  2,000,000  Merced County Lease Certificates of Participation, Series 1992,
                (FSA) ........................................................... 4.750       10/01/96   2,001,780     Aaa/AAA
  1,000,000  Metropolitan Water District of Southern California Waterworks
                Rev. ............................................................ 6.375       07/01/02   1,086,410     Aa/AA
  2,000,000  Metropolitan Water District of Southern California
                Waterworks Rev., Series 1991 .................................... 6.100       07/01/99   2,093,660     Aa/AA
  1,365,000  Ontario Redevelopment Financing Auth. Rev.,
                (Center City Cimarron Project),(MBIA) ........................... 5.700       08/01/01   1,429,455     Aaa/AAA
    900,000  Orange County Special Assessment Improvement
                Bonds (District 88-1), VRDN ..................................... 3.650       09/03/96*    900,000     A1/AA-
  1,500,000  Orange County Transportation Sales Tax Rev., (AMBAC) ............... 5.500       02/15/01   1,552,605     Aaa/AAA
  2,650,000  Puerto Rico Commonwealth G.O., (MBIA) .............................. 5.500       07/01/01   2,760,929     Aaa/AAA
  1,000,000  Puerto Rico Commonwealth Highway and Transportation Auth., (MBIA) .. 6.000       07/01/01   1,065,140     Aaa/AAA
  2,000,000  Rancho Water District Financing Auth., Rev., (LOC: Toronto
                Dominion) ....................................................... 4.700       09/15/01   1,993,740     NR/AA
  1,000,000  Redding Joint Powers Financing Auth. Electrical System Rev.,
                Series A (MBIA) ................................................. 5.500       06/01/01   1,039,470     Aaa/AAA
  4,485,000  Sacramento Municipal Utility District Electric Rev., Series D ...... 4.600       11/15/98   4,507,156     A/A-
  1,000,000  Sacramento Schools Auth. Rev., (Workers Compensation Program C),
                Escrowed to Maturity ............................................ 5.750       06/01/03   1,045,190     NR/AAA
  2,000,000  San Bernardino County Certificates of Participation,
                (Medical Center Project, Series A),(MBIA) ....................... 5.200       08/01/04   2,036,280     Aaa/AAA
  2,625,000  San Diego Regional Transportation Commission
                Sales Tax Rev., Series 1994 A, (FGIC) ........................... 5.000       04/01/99   2,667,814     Aaa/AAA

                                       40

Schedule of Investment Securities--Tax-Free Limited-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 4,000,000  San Francisco Bay Area Rapid Transit District Sales Tax Rev.,
                (AMBAC) ......................................................... 4.600%      07/01/97 $ 4,002,320     Aaa/AAA
  1,085,000  San Francisco City and County G.O., (FGIC) ......................... 6.000       06/15/98   1,120,653     Aaa/AAA
  2,930,000  San Francisco Port Commission Rev. Refunding ....................... 5.250       07/01/99   2,980,689     A/BBB+
  1,000,000  San Mateo Transportation Sales Tax Rev., Series A, (AMBAC) ......... 6.500       06/01/98   1,058,390     Aaa/AAA
  1,135,000  Southern California Public Power Agency Pooled Transmission Auth.
                Joint Power Rev., Series 1989, Prerefunded at 102% of par ....... 7.000       07/01/00   1,254,481     Aaa/AAA
  1,000,000  Southern California Public Power Auth. Electric
                Rev., Series 1989, (PNC GIC) .................................... 6.750       07/01/99   1,058,110     A/A
  1,185,000  South Coast Air Quality Management District Building
                Corporation Rev., (AMBAC) ....................................... 5.500       08/01/01   1,233,277     Aaa/AAA
  1,510,000  State of California G.O. ........................................... 6.500       11/01/97   1,551,993     A1/A+
  2,000,000  State of California G.O.,(AMBAC) ................................... 6.500       04/01/98   2,072,120     Aaa/AAA
  2,325,000  State of California G.O.,(AMBAC) ................................... 6.100       02/01/02   2,483,030     Aaa/AAA
  1,000,000  Turlock Irrigation District Certificates of Participation (MBIA) ... 7.300       01/01/98   1,061,970     Aaa/AAA
  4,980,000  University of California Rev. Series A,
                (MBIA) Prerefunded at 102% of par ............................... 7.000       09/01/97   5,230,942     Aaa/AAA
  2,000,000  West Basin Water District Certificates of Participation
                Series 1991, (AMBAC), Escrowed to Maturity ...................... 6.100       08/01/98   2,073,944     Aaa/AAA
------------                                                                                          ------------
$98,335,000  Total Investment Securities (cost $100,863,012) ........................................ $101,541,532
============                                                                                          ============

---------------------------
* These variable interest rate securities have maturity greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.

AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA =Municipal Bond Insurance Association
NR = Not Rated
VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average maturity of the portfolio. Rates shown were effective 08-31-96.


                                       41

Schedule of Investment Securities--Tax-Free Limited-Term Fund (Continued)
====================================================================================================================================

                                              PORTFOLIO COMPOSITION BY MARKET SECTOR

                  Prerefunded .................... 18.5%                 Electric .....................  5.4%
                  General Obligation ............. 14.2                  Transportation ...............  5.0
                  Certificates of Participation .. 12.1                  Other ........................ 19.0
                  Sales Tax ...................... 10.1                                                ______
                  Hospital .......................  9.6                  TOTAL ........................100.0%
                  Water/Sewer ....................  6.1                                                ______
                                                                                                       ------

                                       42

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                         Tax-Free Intermediate-Term Fund
                        Schedule of Investment Securities
                                 August 31, 1996

MUNICIPAL SECURITIES-100.0%
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,520,000  Alameda County California Certificates of Participation,
                (Santa Rita Jail Project),  (MBIA) .............................. 5.375%      06/01/09 $ 1,505,347     Aaa/AAA
  4,060,000  Burbank Redevelopment Agency West Olive Tax
                Allocation, Series 1994, (AMBAC) ................................ 6.500       12/01/01   4,422,883     Aaa/AAA
  2,145,000  California Educational Facility Auth. Rev., (University of
                San Diego Series 1989),  (MBIA) ................................. 6.750       10/01/02   2,339,187     Aaa/AAA
  3,145,000  California Health Facilities Financing Auth. Rev.,
                (Insured Health Facility Series A), (AMBAC) ..................... 6.000       07/01/04   3,362,351     Aaa/AAA
  1,500,000  California Health Facilities Financing Auth. Rev.,
                (Kaiser Permanente Series A) .................................... 6.700       10/01/99   1,588,710     Aa3/AA
  1,500,000  California Health Facilities Financing Auth. Rev.,
                (Pomona Valley Hospital Medical Center Series A), (MBIA) ........ 6.750       01/01/07   1,607,685     Aaa/AAA
  1,280,000  California Health Facilities Financing Auth. Rev.,
                (St. Francis Memorial Hospital Series A) ........................ 5.250       11/01/99   1,288,435     A/NR
  1,660,000  California Health Facilities Financing Auth. Rev.,
                 (St. Francis Memorial Hospital Series A) ....................... 5.375       11/01/00   1,673,114     A/NR
  1,745,000  California Health Facilities Financing Auth. Rev.,
                 (St. Francis Memorial Hospital Series A) ....................... 5.625       11/01/02   1,768,243     A/NR
  1,560,000  California Health Facilities Financing Auth. Rev.,
                (St. Francis Memorial Hospital Series A) ........................ 5.750       11/01/04   1,564,898     A/NR
  3,250,000  California Public Works Board Energy-Efficiency
                Rev. (Pooled Project Series 1991 A) ............................. 6.000       09/01/99   3,379,935     A/A-
  2,000,000  California Public Works Board Lease Rev.,
                (University of California Series A) ............................. 5.070*      09/01/00   1,636,780     A1/A
  4,795,000  California State Department Water Resource Center Rev.,
                (Water System Series J-2) ....................................... 5.800       12/01/04   5,088,981     Aa/AA
  2,500,000  California State Department of Veteran's Affairs Rev.,(Series A) ... 6.200       08/01/98   2,583,250     Aa/A+
  3,710,000  California State Franchise Tax Board Certificates of Participation . 6.900       10/01/06   3,952,449     A/A-

                                       43

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 3,000,000  California State Public Works Board Lease Rev.,
                (University of California Series A) ............................. 6.150%      11/01/09 $ 3,106,320     A1/A
  4,520,000  California State Public Works Board Lease Rev.,
                (Secretary of State), (AMBAC) ................................... 6.200       12/01/05   4,926,212     Aaa/AAA
  1,000,000  California State Public Works Board Lease Rev.,
                (University of California Project Series A), (AMBAC) ............ 5.900       12/01/03   1,068,450     Aaa/AAA
  3,500,000  California State Public Works Board Lease Rev.
                (Department of Corrections, Series A), (AMBAC) .................. 5.250       12/01/05   3,573,010     Aaa/AAA
  3,000,000  California State Public Works Board Lease Rev.,
                (California State University Series 1992 A) ..................... 5.700       10/01/99   3,100,770     A/A
  3,100,000  California Statewide Communities Development Auth.
                Lease Rev., (Oakland Convention Center),  (AMBAC) ............... 6.125       10/01/06   3,289,255     Aaa/AAA
  2,385,000  California Statewide Communities Development Auth. Certificates
                of Participation, (St. Joseph Health System) .................... 6.500       07/01/03   2,579,759     Aa/AA
  2,545,000  Capistrano Unified Public Financing Auth.
                Special Tax Rev., (First Lien Series A), (AMBAC) ................ 6.000       09/01/06   2,719,638     Aaa/AAA
  1,000,000  Castaic Lake Water Agency Certificates of Participation,
                (Series A), (MBIA) .............................................. 7.250       08/01/09   1,168,070     Aaa/AAA
  2,945,000  Castaic Lake Water Agency Certificates of Participation
                (Series A), (MBIA) .............................................. 5.750       08/01/01   3,089,835     Aaa/AAA
  2,075,000  Chabot Las Positas Community College District
                Certificates of Participation, (FSA) ............................ 5.500       12/01/10   2,071,763     Aaa/AAA
  2,080,000  City of Los Angeles Equipment Acquisition Project
                Certificates of Participation, (Series 1989 G) .................. 7.300       10/01/96   2,080,211     A/A+
  1,465,000  City of Woodland Waste Water System Refunding
                Certificates of Participation, (AMBAC) .......................... 6.000       03/01/06   1,571,872     Aaa/AAA
  1,000,000  Contra Costa California Transportation Auth.
                Sales Tax Rev. (Series A), (FGIC) ............................... 6.000       03/01/07   1,068,710     Aaa/AAA
  5,835,000  Contra Costa California Transportation Auth.
                Sales Tax Rev., (Series A), (FGIC) .............................. 6.000       03/01/05   6,245,551     Aaa/AAA
  2,500,000  Contra Costa County Public Facility Certificates of Participation
                (BIGI) .......................................................... 7.450       06/01/00   2,737,375     Aaa/AAA
  1,065,000  Contra Costa County Water District Rev.,
                (Series A), Prerefunded at 102% of par .......................... 7.000       10/01/00   1,178,753     NR/NR**

                                       44

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,220,000  Coronado California Community Development
                Agency Tax Allocation, (FSA) .................................... 6.000%      09/01/08 $ 1,276,352     Aaa/AAA
  2,000,000  East Bay Municipal Utilities District Wastewater System Rev.,
                (MBIA) .......................................................... 5.000       06/01/06   1,985,380     Aaa/AAA
  2,570,000  East Bay Municipal Utilities District Wastewater System Rev. ....... 6.000       06/01/05   2,729,032     A1/AA-
  3,485,000  East Bay Municipal Utilities District Wastewater System Rev. ....... 6.100       06/01/06   3,702,116     A1/AA-
  2,000,000  East Bay Municipal Utilities District Wastewater System Rev.,
                (FGIC) .......................................................... 6.000       06/01/02   2,133,200     Aaa/AAA
  6,850,000  Imperial Irrigation District Certificates of Participation,
                (Electrical System Project), (MBIA) ............................. 6.500       11/01/07   7,599,733     Aaa/AAA
  1,750,000  Loma Linda Hospital Rev., (University Medical Center), (AMBAC) ..... 6.950       12/01/05   1,902,670     Aaa/AAA
  4,000,000  Los Angeles Capital Asset Lease Rev., (AMBAC) ...................... 5.875       12/01/05   4,265,560     Aaa/AAA
  2,000,000  Los Angeles Municipal Improvement Corporation Lease Rev. ........... 7.200       09/01/96   2,000,180     Aa/AA
  2,070,000  Los Angeles Municipal Improvement Corporation
                Lease Rev., (Special Tax Series A) .............................. 4.900       09/01/02   2,068,924     Aa/NR
  4,000,000  Los Angeles County Correctional Facility Project
                Certificates of Participation (MBIA) ............................ 6.000       09/01/99   4,185,640     Aaa/AAA
  1,000,000  Los Angeles County Public Properties
                Certificates of Participation, (BIGI) ........................... 6.250       04/01/00   1,058,160     Aaa/AAA
  1,000,000  Los Angeles County Metropolitan Transit
                Auth. Sales Tax Rev. (AMBAC) .................................... 5.900       07/01/06   1,067,180     Aaa/AAA
  2,000,000  Los Angeles County Transportation Commission
                Certificates of Participation, (Series B) ....................... 6.250       07/01/04   2,147,640     A1/NR
  3,900,000  Los Angeles County Transportation Commission
                Certificates of Participation, (Series B) ....................... 6.000       07/01/01   4,073,901     A1/NR
  2,500,000  Los Angeles County Transportation Commission
                Sales Tax Rev., (Series A, Proposition A) ....................... 6.400       07/01/02   2,690,775     A1/AA-
  3,000,000  Los Angeles County Transportation Commission
                Sales Tax Rev., (Series 1992 A),(MBIA) .......................... 5.700       07/01/01   3,139,440     Aaa/AAA
  3,515,000  Los Angeles County Transportation Commission
                Sales Tax Rev., (Series A, Proposition C) ....................... 6.200       07/01/04   3,771,279     A1/A+
  3,765,000  Los Angeles County Transportation Commission
                Sales Tax Rev., (Series A, Proposition C) ....................... 6.400       07/01/06   4,106,109     A1/A+
  4,000,000  Los Angeles County Transportation Commission Sales Tax Rev.,
                (FGIC) .......................................................... 5.875       07/01/02   4,243,440     Aaa/AAA

                                       45

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,155,000  Los Angeles Convention and Exhibition Center Auth.
                Lease Rev., (Series A), (MBIA) .................................. 6.000%      08/15/10 $ 1,218,236     Aaa/AAA
  1,000,000  Los Angeles Convention Center Certificates of Participation,
                (AMBAC) ......................................................... 6.750       08/15/01   1,095,020     Aaa/AAA
  2,000,000  Los Angeles Rev. Certificates of Participation ..................... 6.400       11/01/97   2,051,860     A1/AA
  1,000,000  Los Angeles Department of Water and Power Electric Rev., (MBIA) .... 5.700       01/15/05   1,047,710     Aaa/AAA
  2,135,000  Los Angeles Department of Water and Power
                Rev. (Crossover refunded at 102% of par) ........................ 6.625       10/01/01   2,347,518     Aa/AA-
  1,000,000  Los Angeles Department of Water and Power Rev., (FGIC) ............. 6.300       04/15/06   1,068,470     Aaa/AAA
  4,685,000  Los Angeles Municipal Improvement Corporation Rev., (MBIA) ......... 6.000       02/01/03   4,998,895     Aaa/AAA
  4,765,000  Los Angeles County Transportation Commission
                Certificates of Participation, (Series B) ....................... 6.200       07/01/03   5,047,040     A1/NR
  4,780,000  Los Angeles Wastewater System Rev., (Series B), (AMBAC) ............ 6.200       06/01/06   5,119,093     Aaa/AAA
  2,045,000  Los Angeles Wastewater System Rev., (Series A), (MBIA) ............. 6.600       02/01/00   2,180,052     Aaa/AAA
  1,000,000  Los Angeles Wastewater System Rev., (Series B) ..................... 6.800       06/01/02   1,082,070     A1/A
  2,500,000  Los Angeles Airport Rev., (Series A), (AMBAC) ...................... 6.000       05/15/05   2,679,100     Aaa/AAA
  1,000,000  Metropolitan Water District of Southern California Rev. ............ 6.625       07/01/06   1,102,650     Aa/AA
  7,190,000  Metropolitan Water District of Southern California Rev. ............ 6.500       07/01/04   7,892,823     Aa/AA
  1,100,000  Mojave California Water Agency Improvement
                District G.O.,(Morongo Basin), (FGIC) ........................... 5.400       09/01/08   1,101,826     Aaa/AAA
 10,000,000  Northern California Power Agency Rev. (Geothermal
                Project 3), (AMBAC) ............................................. 5.500       07/01/05  10,342,000     Aaa/AAA
  1,500,000  Northern California Power Agency Capital Facilities Rev.,
                (Series A), (MBIA) .............................................. 6.300       08/01/06   1,615,170     Aaa/AAA
  2,000,000  Northern California Power Agency Capital Facilities
                Rev., (Series A) (MBIA) ......................................... 6.200       08/01/05   2,154,100     Aaa/AAA
  2,000,000  Northern California Power Agency Rev. (Geothermal
                Project R), (AMBAC) ............................................. 5.600       07/01/06   2,081,940     Aaa/AAA
  1,000,000  Oakland Pension Financing Auth. Rev., (Series 1988), (FGIC) ........ 7.200       08/01/00   1,068,680     Aaa/AAA
  1,165,000  Ontario Redevelopment Financing Auth. Local
                Agency Rev. (Series A), (FSA) ................................... 5.800       09/02/06   1,222,015     Aaa/AAA
  1,645,000  Orange County Transportation Sales Tax Rev. ........................ 5.750       02/15/05   1,710,603     Aa/AA
  7,500,000  Orange County Transportation Sales Tax Rev., (AMBAC) ............... 5.500       02/15/01   7,763,025     Aaa/AAA
  3,000,000  Orange County Transportation Sales Tax Rev., (FGIC) ................ 6.000       02/15/07   3,185,430     Aaa/AAA

                                       46

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,250,000  Orange County Water District Certificates of Participation
                (Series 1990), Prerefunded at 102% of par ....................... 7.000%      08/15/00 $ 1,384,763     Aaa/AAA
  1,330,000  Oxnard Harbor District Rev., (Series A), (FSA) ..................... 7.000       08/01/04   1,509,098     Aaa/AAA
  1,000,000  Puerto Rico Commonwealth, (MBIA), Prerefunded at 101.5% of Par ..... 6.500       07/01/02   1,106,350     Aaa/AAA
    200,000  Puerto Rico Public Buildings Auth. Rev.,
                (Series G),(FGIC), Prerefunded at 102% of par ................... 7.600       07/01/97     210,128     Aaa/AAA
  1,000,000  Ramona Municipal Water District Certificates of
                Participation, (AMBAC) .......................................... 6.900       10/01/01   1,101,230     Aaa/AAA
  1,060,000  Redding Joint Powers Financing Auth. Electric
                System Rev., (Series A),(MBIA) .................................. 6.250       06/01/07   1,153,884     Aaa/AAA
  1,010,000  Richmond Joint Powers Financing Auth. Rev., (Series A) ............. 5.300       05/15/06     973,832     NR/A
  2,000,000  Richmond Redevelopment Agency Tax Allocation
                (Harbor Redevelopment), (FSA) ................................... 7.000       07/01/09   2,217,760     Aaa/AAA
  4,000,000  Riverside Transit Sales Tax Rev., (Series A), (AMBAC) .............. 6.500       06/01/01   4,325,240     Aaa/AAA
  2,080,000  Riverside County Public Financing Auth. Special
                Tax Rev., (Series A),(MBIA) ..................................... 5.250       09/01/04   2,132,562     Aaa/AAA
  1,225,000  Riverside County Transportation Commission
                Sales Tax Rev., (AMBAC) ......................................... 5.600       06/01/05   1,279,574     Aaa/AAA
  2,000,000  Riverside County Transportation Commission
                Sales Tax Rev., (Series A), Prerefunded at 102% of par .......... 6.625       06/01/02   2,199,120     Aaa/A+
  5,710,000  Sacramento Municipal Utility District Electric Rev., (Series C),
                (MBIA) .......................................................... 5.750       11/15/07   5,899,800     Aaa/AAA
  6,825,000  Sacramento Municipal Utility District Electric Rev.,
                (Series 1991 Z),(FGIC) .......................................... 6.000       07/01/02   7,281,729     Aaa/AAA
  9,000,000  Sacramento Municipal Utility District Electric Rev., (Series A),
                (MBIA) .......................................................... 6.200       08/15/05   9,696,510     Aaa/AAA
  1,700,000  Sacramento Municipal Utility District Electric Rev., (Series A),
                (MBIA) .......................................................... 6.250       08/15/07   1,824,967     Aaa/AAA
 10,000,000  Sacramento Schools Auth. Rev., (Workers Compensation
                Program C), Escrowed to Maturity ................................ 5.750       06/01/03  10,451,900     NR/AAA
  5,000,000  San Bernardino County Certificates of Participation
                (Medical Center Project Series A),(MBIA) ........................ 5.750       08/01/07   5,186,600     Aaa/AAA
  1,000,000  San Diego Auth. Lease Rev. ......................................... 5.500       09/01/07   1,008,420     Aa/AA-
  1,500,000  San Diego County Regional Transportation Commission
                Sales Tax Rev., (Series A), Escrowed to Maturity ................ 7.750       04/01/99   1,618,440     Aaa/AA-

                                       47

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 3,800,000  San Diego County Water Auth. Certificates of Participation,
                (Series A) ...................................................... 6.000%      05/01/02 $ 3,998,664     Aa/AA-
  7,200,000  San Diego County Water Auth. Certificates of Participation,
                (Series A) ...................................................... 6.125       05/01/03   7,638,048     Aa/AA-
  4,400,000  San Diego County Water Auth. Certificates of Participation,
                (Series A) ...................................................... 6.400       05/01/08   4,674,868     Aa/AA-
  8,090,000  San Diego Public Facility Financing Auth. Sewer Rev.,
                (Series 1995), (FGIC) ........................................... 4.875       05/15/09   7,585,589     Aaa/AAA
  1,000,000  San Diego Regional Transportation Commission Sales
                Tax Rev., (Series 1992), (FGIC) ................................. 5.500       04/01/05   1,036,980     Aaa/AAA
  3,505,000  San Diego Regional Transportation Commission Sales
                Tax Rev., (Series 1992), (FGIC) ................................. 5.500       04/01/04   3,644,639     Aaa/AAA
  4,000,000  San Diego Regional Transportation Commission Sales
                Tax Rev., (Series 1994 A), (FGIC) ............................... 6.000       04/01/04   4,282,320     Aaa/AAA
  2,410,000  San Francisco City And County Airport Commission
                Rev.,(Series issue 2), (MBIA) ................................... 6.350       05/01/01   2,587,834     Aaa/AAA
  1,250,000  San Francisco Bay Area Rapid Transit Sales Tax Rev., (FGIC) ........ 6.400       07/01/05   1,361,125     Aaa/AAA
  1,000,000  San Francisco Bay Area Rapid Transit Sales Tax Rev., (FGIC) ........ 5.350       07/01/07   1,007,910     Aaa/AAA
  2,100,000  San Francisco City And County Airport Commission
                Rev. Refunding (MBIA) ........................................... 6.350       05/01/03   2,286,858     Aaa/AAA
  3,405,000  San Francisco Port Commission Rev. ................................. 5.625       07/01/02   3,504,392     A/BBB+
  3,950,000  San Jose Financing Auth. Rev., (Convention Center) ................. 6.000       09/01/05   4,118,191     A1/A+
  4,580,000  San Jose Financing Auth. Rev., (Convention Center Series 1993) ..... 6.100       09/01/06   4,731,232     A1/A+
  2,000,000  San Jose Financing Auth. Rev., (Convention Center), (Project
                Series C) ....................................................... 6.300       09/01/09   2,079,120     A1/A+
  3,875,000  San Jose California Redevelopment Agency Tax
                Allocation, (Series A), (MBIA) Escrowed to Maturity ............. 6.000       08/01/02   4,077,314     Aaa/AAA
  3,700,000  San Jose California Redevelopment Agency Tax
                Allocation, (Merged Area Redevelopment Project), (MBIA) ......... 6.000       08/01/06   3,966,955     Aaa/AAA
  5,400,000  San Jose California Redevelopment Agency Tax
                Allocation, (Merged Area Redevelopment Project), (MBIA) ......... 6.000       08/01/07   5,767,794     Aaa/AAA
  3,910,000  San Mateo County California Transportation
                Sales Tax Rev., (Series A), (MBIA) .............................. 5.000       06/01/08   3,793,091     Aaa/AAA
  1,015,000  Santa Ana Police Administration Certificates
                of Participation, (Series A), (MBIA) ............................ 5.500       07/01/07   1,017,213     Aaa/AAA
  1,230,000  Santa Clara County Multi-Facilities Project Certificates
                of Participation, (AMBAC) ....................................... 6.000       05/15/05   1,305,756     Aaa/AAA

                                       48

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 2,000,000  Santa Clara County Multi-Facilities Project Certificates
                of Participation, (AMBAC) ....................................... 6.125%      05/15/04 $ 2,153,480     Aaa/AAA
  2,215,000  Santa Clara County Multi-Facilities Project Certificates
                of Participation, (AMBAC) ....................................... 6.000       05/15/01   2,347,169     Aaa/AAA
  1,000,000  Signal Hill California Redevelopment Agency Tax
                Allocation (Series B), Prerefunded at 100% of par ............... 7.400       10/01/00   1,107,680     NR/AAA
  2,000,000  Southern California Public Power Auth. Rev., (Series A) ............ 6.750       07/01/00   2,143,680     A/A
  3,000,000  Southern California Public Power Auth. Rev., (Series 1989) ......... 6.750       07/01/01   3,253,590     A/A
  1,500,000  Southern California Public Power Auth. Rev., (Project Series
                1988 A) ......................................................... 7.000       07/01/00   1,595,640     Aa/AA
  3,090,000  Southern California Public Power Auth. Rev.,
                (Project Series 1992), (MBIA) ................................... 5.625       07/01/03   3,243,264     Aaa/AAA
  4,065,000  Southern California Rapid Transit District Certificates
                of Participation, (MBIA) ........................................ 6.200       07/01/02   4,367,395     Aaa/AAA
  2,000,000  Southern California Rapid Transit District Certificates
                of Participation, (Workers Compensation), (MBIA) ................ 7.500       07/01/05   2,248,380     Aaa/AAA
  2,000,000  Stanislaus County Refunding Certificates of Participation, (MBIA) .. 5.500       05/01/06   2,058,000     Aaa/AAA
  1,500,000  Southern California Public Power Auth. Rev.,
                (Project Series 1988 A), (MBIA) ................................. 6.500       07/01/07   1,616,580     Aaa/AAA
  5,000,000  Southern California Rapid Transit District Certificates
                of Participation, (Workers Compensation), (MBIA) ................ 6.400       07/01/04   5,385,600     Aaa/AAA
  1,785,000  South Sutter Hydroelectric Refunding Rev., (FGIC) .................. 6.800       08/01/01   1,922,766     Aaa/AAA
  1,975,000  State of California G.O. (MBIA) .................................... 5.500       04/01/07   2,023,486     Aaa/AAA
  2,000,000  State of California G.O. ........................................... 7.000       08/01/05   2,274,880     A1/A+
  1,855,000  State of California G.O., (FGIC) ................................... 7.000       11/01/06   2,132,582     Aaa/AAA
  1,950,000  State of California G.O. ........................................... 6.750       02/01/06   2,185,852     A1/A+
  3,000,000  State of California G.O., (MBIA) ................................... 6.000       09/01/03   3,218,400     Aaa/AAA
 10,000,000  State of California G.O., (AMBAC) .................................. 6.500       03/01/02  10,881,600     Aaa/AAA
  1,175,000  State of California G.O., (AMBAC) .................................. 6.250       06/01/04   1,278,951     Aaa/AAA
  3,000,000  State of California G.O., (AMBAC) .................................. 6.800       05/01/01   3,276,750     Aaa/AAA
  1,950,000  University of California Rev., (University of
                California Medical Center), (AMBAC) ............................. 5.600       07/01/09   1,955,694     Aaa/AAA
  3,800,000  University of California Multipurpose Project Rev., (Series A),
                (MBIA) .......................................................... 6.000       09/01/02   4,060,908     Aaa/AAA

                                       49

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 2,510,000  Watsonville California Hospital Rev., (Watsonville
                Community Hospital Series A) .................................... 5.450%      07/01/03 $ 2,528,297     NR/A
  3,980,000  Whittier California Health Facility Rev., (Presbyterian
                Intercommunity), (MBIA) ......................................... 6.000       06/01/06   4,247,449     Aaa/AAA
------------                                                                                          ------------
$402,235,000 Total Investment Securities (Cost $412,752,115) ........................................ $425,195,712
============                                                                                          ============

---------------------------
*  These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
** Prerefunded with U.S. government securities, not re-rated.

AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FHA = Federal Housing Authority
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA =Municipal Bond Insurance Association
NR = Not Rated

                                                PORTFOLIO COMPOSITION BY MARKET SECTOR

                  Certificates of Participation ... 22.1%                  Hospital ....................  6.1
                  Water/Sewer ..................... 16.6                   Other ....................... 23.7
                  Sales Tax ....................... 13.0                                                ______
                  Electric ........................ 12.1                   TOTAL .......................100.0%
                  General Obligation ..............  6.4                                                ______
                                                                                                        ------

                                       50

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                             Tax-Free Long-Term Fund
                        Schedule of Investment Securities
                                 August 31, 1996

MUNICIPAL SECURITIES-94.9%

                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 2,300,000  Alameda County Certificates of Participation, (MBIA) ............... 6.110%**    06/15/17 $   658,076     Aaa/AAA
  2,700,000  Brea Public Financing Auth. Rev.,
                (Project Area AB Series 1991), (MBIA) ........................... 7.000       08/01/15   2,946,051     Aaa/AAA
  1,300,000  California Educational Facility Auth. Rev., (Stanford University
                Series I) ....................................................... 7.125       01/01/19   1,392,638     Aaa/AAA
  6,000,000  California Educational Facility Auth. Rev.,
                 (Santa Clara University), (MBIA) ............................... 6.250       02/01/16   6,191,580     Aaa/AAA
  2,000,000  California Educational Facility Auth. Rev., (University of
                 Redlands) ...................................................... 6.000       10/01/25   1,952,860     A/NR
  2,000,000  California Educational Facility Auth. Rev., (Loyola Marymount
                 University) .................................................... 5.750       10/01/24   1,902,480     A1/NR
  4,000,000  California Educational Facility Auth. Rev., (Pooled College &
                 University PJS) ................................................ 5.600       12/01/20   3,755,280     A/NR
  5,000,000  California Health Facilities Financing Auth. Rev.,
                (Mills Hospital Series B), (Connie Lee) ......................... 5.750       01/15/15   4,913,400     NR/AAA
  2,500,000  California Health Facilities Financing Auth. Rev.,
                (Adventist Health Series 1985 A), (MBIA) ........................ 6.750       03/01/14   2,695,050     Aaa/AAA
  2,775,000  California Health Facilities Financing Auth. Rev.,
                (Episcopal Homes Series A) ...................................... 7.800       07/01/15   2,976,104     NR/A
  1,500,000  California Health Facilities Financing Auth. Rev.,
                (H.M. Newhall Memorial Hospital Series 1988 A) .................. 8.000       10/01/18   1,625,820     NR/A
  6,420,000  California Health Facilities Financing Auth. Rev., (Kaiser
                Permanete) ...................................................... 7.000       10/01/18   6,890,008     Aa3/AA
  3,000,000  California Health Facilities Financing Auth. Rev.,
                (Kaiser Permanente Series A) .................................... 5.930**     10/01/09   1,396,380     Aa3/AA
  4,915,000  California Health Facilities Financing Auth. Rev.,
                (Kaiser Permanete Series A) ..................................... 6.500       12/01/20   5,081,029     Aa3/AA
  2,000,000  California Health Facilities Financing Auth. Rev., (Series A) ...... 6.750       03/01/20   2,084,040     NR/A
  1,730,000  California Health Facilities Financing Auth. Rev., (Gould Medical
                Series A) ....................................................... 7.300       04/01/20   1,957,547     NR/A
  5,165,000  California Health Facilities Financing Auth. Rev.,
                (St. Francis Memorial Hospital Series C) ........................ 5.875       11/01/23   5,049,407     A/NR
  2,000,000  California Housing Finance Agency Rev.,
                (Home Mortgage Series 1987 A) ................................... 8.200       08/01/17   2,083,540     Aa/AA-
  5,125,000  California Housing Finance Agency Rev.,
                (Home Mortgage Series 1994 G) ................................... 7.250       08/01/17   5,460,278     Aa/AA-

                                       51

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 1,150,000  California Housing Finance Agency Rev.,
                (Home Mortgage Series C) ........................................ 6.800%      08/01/17 $ 1,199,611     Aa/AA-
  1,400,000  California Housing Finance Agency Rev., (Multi-Unit) ............... 6.750       02/01/09   1,409,674     A1/A+
  1,290,000  California Housing Finance Agency Rev., (Multi-Unit Rental) ........ 6.875       02/01/22   1,299,623     A1/A+
  1,500,000  California Pollution Control Rev.,
                (Southern California Edison Series D) ........................... 6.850       12/01/08   1,593,150     A2/A+
  1,000,000  California State Franchise Tax Board Certificates of Participation . 6.900       10/01/06   1,065,350     A/A-
  1,000,000  California State Public Works Board Lease Rev.,
                (University of California Project) .............................. 6.625       12/01/19   1,064,170     A1/A
  2,500,000  California State Public Works Board Lease Rev.,
                (Department of Corrections State Prisons Series A), (AMBAC) ..... 5.000       12/01/19   2,268,400     Aaa/AAA
  1,150,000  California State Public Works Board Lease Rev.,
                (Department of Corrections State Prisons Series A), (AMBAC) ..... 5.250       12/01/13   1,098,998     Aaa/AAA
  3,500,000  California State Public Works Board Lease Rev.,
                 (University Series 1992 A) ..................................... 6.700       10/01/17   3,704,260     A/A
  4,500,000  California Statewide Community Development Auth.,
                Certificate of Participation, (United Medical Center) ........... 6.750       12/01/21   4,723,875     NR/A
  3,000,000  California State G.O., (AMBAC) ..................................... 6.125       10/01/11   3,211,080     Aaa/AAA
  1,410,000  California State G.O., (New Prison Construction), (Series 1984 B) ..10.000       08/01/03   1,826,162     A1/A+
 17,000,000  California State Public Works Board Lease Rev.,
                (Department of Corrections), (FSA) .............................. 5.250       06/01/15  16,077,410     Aaa/AAA
  4,000,000  California Statewide Community Development Auth.
                Certificates of Participation, (Sisters of Charity Leavenworth) . 5.000       12/01/23   3,402,160     Aa/AA
  5,695,000  Capistrano California School District Special Tax,
                (Refunding Issue 1988-1), (FSA) ................................. 6.500       09/01/14   6,161,876     Aaa/AAA
  1,000,000  Coachella Valley Water District #71 Certificates of
                Participation, (Flood Control Project) .......................... 6.750       10/01/12   1,056,270     A/NR
  8,000,000  Compton Redevelopment Agency Tax Allocation, (Series 1995 A), (FSA)  6.500       08/01/13   8,605,520     Aaa/AAA
  2,580,000  Concord Joint Power Financing Auth. Lease Rev.,
                (Police Facilities Project), (Series 1993) ...................... 5.250       08/01/13   2,387,609     A/NR
  2,510,000  Fontana Public Financing Auth., Tax Allocation, (Series 1993 A),
                (MBIA) .......................................................... 5.000       09/01/20   2,232,243     Aaa/AAA
  1,900,000  Irvine Ranch Water District Joint Powers Agency Rev., (GIC) ........ 7.875       02/15/23   1,982,232     NR/A+
  5,000,000  Irvine Ranch Water District Joint Powers Agency Rev., (GIC) ........ 7.800       02/15/08   5,224,850     NR/A+
  1,815,000  Kern County High School District G.O., (MBIA) ...................... 7.150       08/01/14   2,131,663     Aaa/AAA

                                       52

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 2,125,000  Laverne Regional Development Agency Certificates
                 of Participation, (Series 1988), (BIGI) ........................ 7.450%      11/01/18 $ 2,306,135     Aaa/AAA
  3,555,000  Long Beach California Water Rev. ................................... 6.125       05/01/19   3,590,763     Aa/AA
  1,000,000  Los Angeles California Municipal Lease Rev.,
                (Central Library Project Series A) .............................. 7.100       06/01/10   1,089,520     NR/A+
  3,475,000  Los Angeles Community Redevelopment Agency
                Housing Rev.,  (Series A), (AMBAC) .............................. 6.450       07/01/17   3,576,540     Aaa/AAA
  3,000,000  Los Angeles County Transportation Commission Sales Tax Rev.,
                (Series A) ...................................................... 7.400       07/01/15   3,255,450     A1/AA-
  4,050,000  Los Angeles County Transportation Commission
                Sales Tax Rev., (Capital Appreciation Series A), (MBIA) ......... 5.220**     07/01/02   2,915,150     Aaa/AAA
  5,000,000  Los Angeles Department of Water & Power Electric Rev., (MBIA) ...... 4.750       11/15/19   4,235,900     Aaa/AAA
  1,000,000  Los Angeles Transportation Sales Tax Rev., (MBIA) .................. 6.500       07/01/13   1,065,820     Aaa/AAA
  2,420,000  Los Angeles Waste Water System Rev., (Series C) .................... 6.900       06/01/09   2,594,748     A1/A
  3,050,000  Los Angeles Waste Water System Rev., (Series C) .................... 7.100       06/01/18   3,266,154     A1/A
  1,865,000  Mendocino Coast Health Care Facility District Rev. ................. 5.875       02/01/20   1,782,772     NR/A+
  2,650,000  Metropolitan Water District of Southern California Rev. ............ 6.625       07/01/12   2,922,023     Aa/AA
  5,830,000  Modesto, Stockton, Redding Public Power Agency
                Rev., (San Juan Project Series D), (MBIA) ....................... 6.750       07/01/20   6,609,646     Aaa/AAA
  1,000,000  Moulton-Niguel California Water District G.O., (MBIA) .............. 5.000       09/01/19     884,630     Aaa/AAA
  4,875,000  Northern California Power Agency Public Power Rev.,
                 (Hydroelectric Project #1) ..................................... 7.150       07/01/24   5,112,218     A/A-
  3,000,000  Oakland California Redevelopment Agency Tax
                Allocation, (Central District Redevelopment Tax), (AMBAC) ....... 5.500       02/01/14   2,942,250     Aaa/AAA
  5,150,000  Open Space District Midpeninsula G.O.,
                 (Santa Clara/San Mateo Counties) ............................... 7.000       09/01/14   5,558,086     NR/A+
  1,500,000  Orange County West Valley Detention Center Certificates of
                Participation, Prerefunded at 102% of par ....................... 7.625       06/01/99   1,650,795     NR/NR***
  4,750,000  Orange County Certificates of Participation
                 (Civic Center Expansion), (AMBAC) .............................. 6.700       08/01/18   5,269,080     Aaa/AAA
  1,350,000  Orange County Improvement Bonds (Assessment District # 88-1) ....... 3.650       09/03/96*  1,350,000     VMIG1/A1+
  3,000,000  Orange County Water District Certificates of Participation
                 (Series 1989), (AMBAC) ......................................... 6.500       08/15/11   3,177,930     Aaa/AAA
  1,630,000  Perris California Public Financing Auth. Local Agency Rev.
                 (Series F) ..................................................... 5.650       09/01/11   1,604,115     Aaa/AAA

                                       53

Schedule of Investment Securities--Tax-Free Long-Term Fund (Continued)
====================================================================================================================================
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 5,750,000  Riverside County Transportation Auth. Sales Tax Rev.,
                 (Series A), Prerefunded at 102% of Par ......................... 6.500%      06/01/01 $ 6,318,043     Aaa/AAA
  1,000,000  Sacramento Financing Auth. Lease Rev., (Series A), (AMBAC) ......... 5.375       11/01/14     963,980     Aaa/AAA
  4,590,000  Sacramento California Schools Auth. Rev., (Workers Compensation
                Program C), Escrowed to Maturity ................................ 5.750       06/01/03   4,797,422     NR/AAA
  3,500,000  San Diego County Regional Transportation Sales
                Tax Rev., (Series A), Escrowed to Maturity ...................... 5.100**     04/01/04   2,388,645     Aaa/AA-
  1,000,000  San Francisco City and County Redevelopment Hotel Tax Rev.,(FSA) ... 6.750       07/01/15   1,093,360     Aaa/AAA
  3,000,000  San Jose California Financing Auth. Rev.,
                (Convention Center Project Series C) ............................ 6.375       09/01/13   3,055,830     A1/A+
  5,000,000  San Jose California Financing Auth. Rev.,
                (Central Service Yard Series D) ................................. 5.250       10/15/23   4,448,500     A1/A+
  5,500,000  San Jose California Financing Auth. Rev.,
                (Community Facilities Project Series B) ......................... 5.625       11/15/18   5,212,680     A/A+
  3,475,000  San Mateo Joint Power Finance Auth. Lease Rev., (MBIA) ............. 6.500       07/01/16   3,800,225     Aaa/AAA
  4,000,000  San Mateo Joint Power Finance Auth. Lease Rev.,
                 (Capital Projects Program), (MBIA) ............................. 6.000       07/01/19   4,123,320     Aaa/AAA
  3,500,000  Santa Ana Finance Auth. Lease Rev., (MBIA) ......................... 6.250       07/01/15   3,722,320     Aaa/AAA
  3,260,000  Southern California Public Power Auth. Rev., (Series 1989) ......... 6.000       07/01/18   3,203,276     A/A
  7,315,000  Southern California Public Power Auth. Rev., (Series 1989) ......... 6.750       07/01/12   8,120,601     A/A
  5,000,000  Southern California Public Power Auth. Rev., (Series A) ............ 5.500       07/01/12   4,848,050     A1/AA-
  1,425,000  Southern California Public Power Auth. Rev.,
                (Transportation Auth. Project Series) ........................... 7.000       07/01/09   1,524,864     A/A
  3,730,000  Southern California Public Power Auth. Rev.,
                (Multipurpose Projects Series 1989) ............................. 6.750       07/01/13   4,139,255     A/A
  3,000,000  Southern California Public Power Auth. Rev., (Series A), (AMBAC) ... 5.170**     07/01/04   2,010,990     Aaa/AAA
  2,000,000  Southern Orange County Finance Auth.
                 Special Tax Rev., (Series A), (MBIA) ........................... 7.000       09/01/11   2,302,660     Aaa/AAA
  3,020,000  Watsonville California Community Hospital Rev.,
                (Series A) ...................................................... 6.200       07/01/12   3,099,577     NR/A
------------                                                                                          ------------
269,670,000  Total Municipal Securities .............................................................. 270,671,077
------------                                                                                          ------------

                                       54

Schedule of Investment Securities--Tax-Free Intermediate-Term Fund (Continued)
====================================================================================================================================
MUNICIPAL DERIVATIVES-5.1%
                                                                                                          Value         Rating
Face Value                                  Issue                                 Coupon      Maturity   (Note 1)     Moody's/S&P
----------   -------------------------------------------------------------------  ------      --------   --------     -----------
$ 8,000,000  Metropolitan Water District of Southern California
                Rev., Inverse Floater1 .......................................... 5.750%      08/10/18 $ 7,862,720     Aa/AA
  4,000,000  Northern California Transmission Rev., Inverse Floater1, (MBIA) .... 6.821       04/29/24   3,400,000     Aaa/AAA
  3,400,000  San Diego County Certificates of Participation,  Inverse Floater1 .. 5.485       09/01/12   3,362,906     Aaa/AAA
------------                                                                                          ------------
 15,400,000  Total Municipal Derivatives ............................................................   14,625,626
------------                                                                                          ------------
$285,070,000 Total Investment Securities (cost $276,356,268) ........................................ $285,296,703
============                                                                                          ============

---------------------------
1   Inverse floaters bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause their values to be twice as volatile as long-term bonds when market interest rates change. The California Long-Term Fund is limited to 10% of its net assets in inverse floaters.
*   These variable interest rate securities have maturities greater than one year but are redeemable upon demand.  For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recoverd by demand.
**  These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated
    coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
*** Prerefunded with U.S. government securities, not re-rated.

AMBAC = AMBAC Indemnity Corp.
BIGI = Bond Investor's Guaranty, Inc.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
MBIA =Municipal Bond Insurance Association
NR = Not Rated


                                             PORTFOLIO COMPOSITION BY MARKET SECTOR

                  Certificates of Participation .. 20.5%                 Water/Sewer .................  6.5%
                  Hospital ....................... 15.8                  Higher Education ............  6.3
                  Prerefunded ....................  8.8                  Other ....................... 18.7
                  GICs ...........................  8.4                                               ______
                  Tax Allocation .................  7.6                  TOTAL .......................100.0%
                  Electric .......................  7.4                                               ______
                                                                                                      ------

                                       55


                      [This page intentionally left blank]


                                       56


TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

Maryanne Roepke
Treasurer and Chief Financial Officer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller


Twentieth Century Mutual Funds
and The Benham Group

------------------------------

P.O. Box 419200  o  Kansas City, Missouri 64141-6200


Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Internet: http://www.twentieth-century.com

For more information on risks, management fees and expenses, call 1-800-345-2021 for a free prospectus. Read the prospectus carefully before investing or sending money.

(C) 1996 Twentieth Century Services, Inc.
Twentieth Century Securities, Inc.        BN-BKT-6001 10/96